     As filed with the Securities and Exchange Commission on August 25, 2004

                                                              File No. 811-03626

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                                 CITIZENS FUNDS
               (Exact Name of Registrant as Specified in Charter)

          One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152

                                 Sophia Collier
                             Citizens Advisers, Inc.
                                One Harbour Place
                                    Suite 400
                              Portsmouth, NH 03801
                     (Name and Address of Agent for Service)

                                     June 30
                            (Date of fiscal year end)

                                  June 30, 2004
                           (Date of reporting period)

ITEM 1. REPORT TO SHAREHOLDERS.

                             [CITIZENS FUNDS LOGO]

                                 ANNUAL REPORT

                        and Supplemental Commentary 2004

                                   [PICTURE]

                                                 NOT A PART OF THE ANNUAL REPORT

SUPPLEMENTAL COMMENTARY

 LETTER FROM THE PRESIDENT                                    1

 CITIZENS FOCUS: RESPONSIBLE INVESTING
  AND ADVOCACY                                                2

 COMPANY AND MARKET  OVERVIEW                                 4

ANNUAL REPORT

 PORTFOLIO REVIEW                                             6

 REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                    25

 PORTFOLIO HOLDINGS                                          26

 STATEMENTS OF ASSETS  AND LIABILITIES                       48

 STATEMENTS OF OPERATIONS                                    50

 STATEMENTS OF CHANGES IN NET ASSETS                         52

 FINANCIAL HIGHLIGHTS                                        56

 FINANCIAL NOTES                                             62

 SUPPLEMENTAL INFORMATION                                    68

NOT A PART OF THE ANNUAL REPORT

LETTER FROM THE PRESIDENT

[PHOTO OF SOPHIA COLLIER]

Dear Shareholders,

My blood is boiling. As I watch oil flash to $49 per barrel and the stalling of the most anemic economic recovery in my memory, I feel the urgent need for a change in national leadership. In the last three years our nation has lost 1.2 million jobs, the worst economic performance since Herbert Hoover presided over the start of the Great Depression.

It is time for persons of good will to rise up in a collective act of self-help and demand change in policies that are clearly not working. As socially responsible investors we strive to do the best we can to seek the best corporate citizens and to reform corporate practices, improving the workplace and environmental performance. When the economy was rising nicely earlier in our fiscal year, we held companies we believed were best able to capture economic growth. Just as the economy began to flower and employment began to grow the economy stalled -- the result, in my opinion, of high energy costs and geopolitical uncertainty. We have repositioned our portfolios for this new environment, raising some cash in some of our funds and shifting to more conservative companies including the most environmentally responsible of the energy companies. But what is really needed is genuine, broad-based economic growth.

Separate studies done by Citizens and Merrill Lynch among others have shown that the dollar value of the energy price increases is the same (and likely now exceeds) the dollar value of the tax cuts. What this means is that any stimulative impact the tax cuts may have had has been cancelled out by high energy costs. Instead of a vibrant economic climate, we are now faced with the fact that taxpayers will be paying interest for years to come on capital now held by oil producers, primarily in Saudi Arabia. It does not have to be this way.

High energy prices are the result, in my opinion, of Middle East conflict, the failure to require improved gas mileage in cars and policies that encourage the use of non-renewable fuels. After the energy crisis of the 1970s the United States successfully reduced its oil consumption and began development of alternative energy technologies. These programs, now abandoned, must be embraced again. I also feel we need a change in fiscal policy and an end to deficit spending. I believe we need to return to the Ruben-era economic policies of the 1990s that brought the Federal deficit to zero and unemployment to its lowest level in memory.

Shareholders, it is time for change in our national policies. I urge every one of you to get involved to make sure that the change is for the better.

Sincerely yours,
/s/ Sophia Collier
Sophia Collier, President

                                                NOT A PART OF  THE ANNUAL REPORT

CITIZENS FOCUS RESPONSIBLE INVESTING AND ADVOCACY

To help us select the most promising companies for investment, our team of social research analysts provides in-depth analysis of all candidates considered. Here we continue a feature we began six months ago which highlights some recently screened companies. We will continue to monitor these companies to see if those we rejected make sufficient improvements to warrant potential investment in the future -- and to make sure the others maintain a high level of corporate and environmental responsibility to merit retention in our investable universe.

WHY SOME FAILED OUR SCREENS

DIVERSITY

We believe companies which are so homogeneous that they don't have any women or minorities in leadership positions are susceptible to missing valuable perspectives that could be essential in setting a successful course for their businesses. ADMINISTAFF INC., a human resources services provider to small and medium-sized businesses, NITTO DENKO CORP., a Japanese manufacturer, and PARKER DRILLING CO., a global oil driller, failed our diversity screen because they would not confirm a single element of diversity on their board of directors or top two levels of management.

ENVIRONMENT

In addition to not wanting to support polluters, we believe that patterns of environmental mistreatment will eventually punish company bottom lines in terms of fines, lawsuits and harm to reputation. We have steered clear of a number companies in the past year for this reason. Here are two:

HECLA MINING CO. has the distinction of being sued in what is considered the largest federal Superfund case to go to trial. According to the Environmental Protection Agency (EPA), a Superfund site is any land in the United States that has been contaminated by hazardous waste and identified by the EPA as a candidate for cleanup because it poses a risk to human health and/or the environment. Idaho's Coeur d'Alene Indian Tribe and the U.S. government have already won $100 million in the first phase of this trial, and estimates predict Hecla may be liable for $1.8 billion in the next phase. In 1999, we rejected specialty chemicals maker MACDERMID INC., and we did so again this year, as we found the company continued to exhibit a pattern of behavior that poses too great a risk in our judgment.

HUMAN RIGHTS

In 1997 the United States joined the global community's call for an economic embargo on Myanmar (formerly Burma). In support of this embargo, we've made it one of our exclusionary screens. The current regime is responsible for countless human rights violations, including forced labor, starvation and control through extortion, violence and intimidation. INTERGRAPH CORP., a provider of software, data processing and management systems, operates in Myanmar and has dealings with the Myanmar government.

WEAPONS

It's one thing to clad soldiers with armor to save lives; it's another thing to profit from making bombs. We rejected ARMOR HOLDINGS INC. because it applies its technology to missiles and also fits vehicles with gun and artillery mounts. HARRIS CORP., an international communications equipment company, has two divisions devoted to military contracts. One division produces electronics specifically designed for target acquisition by missiles.

NOT A PART OF THE ANNUAL REPORT

SELECTED COMPANIES THAT MADE THE CUT

CHIQUITA BRANDS INTERNATIONAL INC.

Our social analysts rejected this company in 1999, ahead of the company's 2001 bankruptcy. Chiquita has since emerged from Chapter 11 with a healthy balance sheet. It has also turned around many of its previously objectionable environmental, worker safety and labor practices. For instance, the company participates in the Rainforest Alliance's Better Banana Project, publishes a comprehensive Corporate Social Responsibility report and no longer exposes its workers to aerial chemical applications.

On June 30, 2004, Chiquita accounted for 1.12% of the Citizens Small Cap Value Fund portfolio.

REEBOK INTERNATIONAL LTD.

Like many in the apparel business, Reebok outsources the vast majority of its production to overseas contractors. What sets Reebok apart is its progressive approach to its outsourced facilities. It produces an annual Human Rights report detailing how it is addressing issues like child labor, fair living wages and worker environmental safety. Reebok has a stated human rights policy, which it requires all of its vendors to follow. And it has all of its facilities audited by third parties to ensure its policies are followed.

On June 30, 2004, Reebok accounted for 0.63% of the Citizens Value Fund portfolio.

ADVOCATING ON YOUR BEHALF

[PHOTO OF JOANNE DOWDELL]

Joanne Dowdell, Director of Corporate Responsibility and leader of the Citizens Advisers social research team.

CORPORATE PUSH-BACK ROARS ONCE MORE

In the wake of several notable corporate crimes, Congress enacted the Sarbanes-Oxley reform legislation swiftly and by overwhelming margins. Lobbyists for corporate interests, who were ineffective in that battle just two years ago, are now back in the game and getting their way.

One of today's hottest corporate reform debates concerns the expensing of stock options. Citizens and others in the socially responsible investment community support a proposal to require companies to estimate and disclose the value of stock options. When such expenses are not recorded, it can be difficult for investors to get a complete picture of a company's financial health.

Corporate America, led by many in the otherwise progressive high-tech community, generally opposes this reform. Shareholder resolutions calling for the expensing of options have garnered significant support, yet few companies have changed their ways. And now that the Financial Accounting Standards Board (FASB) appears ready to pass a new rule to require options to be expensed, opponents have turned to Congress to undermine it. In July, the U.S. House passed by a decisive 3 - 1 margin a measure that would severely undercut FASB's proposed rule. But the Senate has yet to vote on the legislation.

So the debate rages on. Thanks to all who responded on our website to our grassroots campaign to support the FASB rule. Citizens will continue to support what we believe are in the best interests of shareholders on this and other issues we feel will help make companies improve their corporate citizenship and financial performance. To keep posted on the latest activism news, please visit www.citizensfunds.com.

                                                 NOT A PART OF THE ANNUAL REPORT

COMPANY AND MARKET OVERVIEW

MANAGEMENT COMPANY UPDATE

At the management company we have been active in our continuing effort to attract strong portfolio management talent to our organization. At the end of the fiscal year we recruited Jonathan White, CFA to assume the portfolio management duties on the Core Growth Fund. Jon has over 30 years of industry experience and what we believe is a very fine investment record managing a large cap growth mutual fund at BankNorth. This is an important milestone for us in our ongoing strategy to further strengthen our investment team and improve the performance of the funds.

MARKET COMMENTARY

Financial markets tend to reflect expectations of events six months to a year in the future. In June 2003, U.S. equity markets were bright with anticipation of economic improvement and earnings growth after a long three-year downturn. In 2002, many companies had taken a "big bath," recording record losses as they wrote off failed investments from the dot-com era. To stimulate the economy, the Federal Reserve Bank reduced interest rates to 40-year lows. Consumers had extra dollars in their pockets from mortgage refinancing and tax cuts. Businesses were feeling competitive, anxious to start growing again instead of attempting to boost earnings through cost savings. In this climate investors were rediscovering technology and biotech stocks and looking for growth from traditional cyclical companies in sectors such as business services, electrical equipment, machinery and trucking companies. The economy was finally moving again.

For a few weeks in August 2003 it almost felt like 1999. The stock market was flying with small-capitalization, lower-quality stocks leading with the largest percentage gains. Even though oil prices were higher than average, investors believed that they would soon moderate as Iraqi oil came online. China was undergoing a full-scale boom. American companies such as Intel, with 25% of their business in China, were doing very well and their share values were rising.

Another factor priming the economy and corporate earnings was a weakening dollar. With the United States government's tacit support, the dollar began a steady decline versus other world currencies. Companies selling goods overseas were able to record a gain on foreign exchange. The 500 widely-held companies comprising the S&P 500 Index (an unmanaged index in which you may not invest) reported earnings growth of 29% in the third quarter, and 66% in the fourth quarter of 2003.

These high rates of growth were largely the result of recovery to more normal levels of earnings from the depressed levels in the prior year. As autumn began, some investors started thinking that perhaps the market had reached a near term top and surmised that corporate earnings growth would inevitably slow. Incidents of terrorism and a growing insurgency in Iraq also made it clear that the war was far from over. Oil prices continued to rise based on demand and uncertainty over supply, reaching $34 per barrel in December.

Midway through the fiscal year, notes of caution started to enter the market. As companies began reporting their earnings in January, high-tech bellwethers such as Intel and Cisco moderated their forecasts. Cisco's John Chambers stated that businesses were not spending to the levels he had expected. While most companies attained or exceeded earnings expectations, few increased their guidance significantly for future growth.

NOT A PART OF THE ANNUAL REPORT

During 2003 certain hedge funds and other private investors anticipated that a growing economy would increase the market for metals such as copper, and subsequently took speculative positions in copper hoping to drive the prices as high as possible for actual industrial users. With China's expansion and hedge fund activity, commodities began to surge in price. Items such as steel, timber, soybeans and milk saw sharp increases raising the possibility that inflation was reigniting. With the fear of inflation came equity investors' other great concern -- the prospect of rising interest rates.

Equity investors fear interest rate hikes for two basic reasons. Fundamentally, when interest rates rise it hurts corporate profits and makes borrowing for new projects more difficult. Second, if rates increase sufficiently investors will switch from stocks to bonds and cause selling pressures, driving equity markets down. However, there was an additional concern. Low interest rates provided significant economic stimulus through a house buying and mortgage refinancing boom. Climbing interest rates would likely stem the flow of cash from these transactions and reduce consumer spending, thereby ending a significant stimulus to the economy.

In March 2004, the Madrid train bombing was a tragic, sobering event. Ongoing terrorism fears and increasing oil prices continued to spur fears about inflation and interest rates. Investors' obsession on increasing interest rates overshadowed the strong March payroll data and the fact that higher payrolls indicate a growing economy and more consumer spending. The market sold off sharply as oil reached $38 a barrel, and the war in Iraq and a spate of grisly kidnappings was a persistent source of bad news for investors driven by a 24-hour news cycle.

Towards fiscal year end, most companies either met or exceeded earnings expectations; however, no news seemed good enough to brighten investors' spirits. Data began to suggest that the economy was likely slowing and companies reflected this possibility in their forecasts of future earnings.

On the consumer front it has also become clear that rising oil and gas prices took away any net benefit of the tax cuts. In fact, various studies have shown oil price increases have equaled the amount of the tax cut in its entirety. In summary, the fiscal year ended June 30, 2004 was a disappointing period. It began on such a positive note, but had so little follow-through in what appears to have been one of the most meager economic recoveries in memory.

OUTLOOK

Looking ahead, we believe we are in a lower growth environment and that the election will likely serve as the next catalyst for the stock market. In general we are positioning our growth equity fund portfolios in stable growth companies and away from the more cyclical names. In the value funds we are seeking opportunities among companies that have sold off to an excessive degree. Emotion-filled times such as these are a prime time for value investors. Even in times of lower growth, companies can make progress and we will seek to identify these stable, higher quality companies to hold in our equity portfolios. One question at this point is what will be the Federal Reserve's posture. The economy is clearly slowing, but will the Fed continue to increase interest rates? If so, rates are likely to rise less rapidly than previously expected, which would be a mild positive for bonds and certain financial stocks.

                                                 NOT A PART OF THE ANNUAL REPORT

PORTFOLIO REVIEW

GOAL

Capital appreciation

STRATEGY

Invests mainly in stocks of U.S. small-capitalization companies

INCEPTION DATE

Standard shares 12/28/99

                                             CITIZENS SMALL CAP CORE GROWTH FUND

AVERAGE ANNUAL RETURN (as of 6/30/2004)

                    Ticker           1          3           Since
                    symbol         year       years       inception
                    ------         ----       -----       ---------
Standard shares     CSCSX          25.03%     4.42%         1.85%

Past performance is not an indication of future performance. Current performance may be lower or higher than the performance data quoted. More current performance information can be obtained at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

Citizens Small Cap Core Growth Fund had a nice year in absolute terms, returning 25.03% for its shareholders for the fiscal year ended June 30, 2004. The Russell 2000 Growth Index, the fund's benchmark, returned 31.55% during the same period.

The fund's positive performance was powered by the health care sector, where the fund had several good picks. TheraSense was the fund's top contributor, adding nearly 2% to overall performance of the fund. We locked in some gains as the stock marched upwards in the first half of the fiscal year, and then reaped our final gains when the stock jumped in January on news that the company would be purchased by Abbott Labs. Cytyc was another great pick, as we benefited from the stock's 140% surge during the 12-month period. It was the fund's number two contributor, adding nearly 1.6% to the fund's overall return. American Medical Systems, which focuses on men's health needs, was another winner, adding over 1.3% to the fund's performance.

Security holdings within the information technology sector also contributed significantly to fund performance during the fiscal year. The biggest winner was software maker Embarcadero Technologies, whose database products found increasing acceptance with the return of corporate spending. Semiconductor supplier International Rectifier also was a strong contributor, as its power management solutions were adopted in communications equipment, automobiles and numerous other diversified products, driving the company's margins higher. Relative to the benchmark, however, this sector underperformed due to some poor stock picks. As we have found, prices of stocks in the high-tech sector can be volatile. Even small disappointments in forecast growth can send a stock down significantly in a single day. This was the case with our largest high-tech detractor, GlobespanVirata, a manufacturer of integrated circuits for communications equipment. We sold the company's shares when they began falling on news that the market for its DSL chips was significantly weaker than expected.

IMPORTANT NOTES

The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investing in smaller companies involves unique risks as there may be: less seasoned management, limited product lines, financing and market share challenges, and shares that trade with more volatility, less frequently or in smaller volumes.

                                             CITIZENS SMALL CAP CORE GROWTH FUND

                              [PERFORMANCE GRAPH]

SMALL CAP CORE GROWTH
PERFORMANCE SINCE INCEPTION 12/28/99

 DATE           DATE          NAV       MONTHLY FUND RETURN      FUND VALUE        RUSSELL 2000 GROWTH RETURN    INDEX VALUE
12/28/99       12/28/99       10.00                               $10,000.00                                       $10,000.00
12/31/1999                    10.00             0.00%             $10,000.00                  5.22%                $10,522.00
1/31/2000                      9.71            -2.90%             $ 9,710.00                 -0.93%                $12,970.47
2/29/2000                     10.50             8.14%             $10,500.00                 23.27%                $11,607.27
3/31/2000                     10.80             2.86%             $10,800.00                -10.51%                $10,434.94
4/30/2000                     10.44            -3.33%             $10,440.00                -10.10%                $ 9,520.84
5/31/2000                     10.19            -2.39%             $10,190.00                 -8.76%                $10,750.93
6/30/2000      6/30/00        11.23            10.21%             $11,230.00                 12.92%                $ 9,829.58
7/31/2000                     10.77            -4.10%             $10,770.00                 -8.57%                $10,863.65
8/31/2000                     11.62             7.89%             $11,620.00                 10.52%                $10,323.72
9/30/2000                     10.76            -7.40%             $10,760.00                 -4.97%                $ 9,485.44
10/31/2000                    10.28            -2.60%             $10,480.00                 -8.12%                $ 7,762.88
11/30/2000                     8.94           -14.69%             $ 8,940.00                -18.16%                $ 8,237.97
12/31/2000                     9.39             5.00%             $ 9,386.60                  6.12%                $ 8,904.42
1/31/2001                     10.48             9.50%             $10,278.20                  8.09%                $ 7,683.63
2/28/2001                      9.07           -11.79%             $ 9,066.00                -13.71%                $ 6,985.18
3/31/2001                      8.46            -6.74%             $ 8,455.40                 -9.09%                $ 7,840.17
4/30/2001                      9.09             7.47%             $ 9,086.60                 12.24%                $ 8,022.06
5/31/2001                      9.21             1.32%             $ 9,206.80                  2.32%                $ 8,241.06
6/30/2001      6/30/01         9.54             3.59%             $ 9,537.40                  2.73%                $ 7,538.10
7/31/2001                      9.23            -3.26%             $ 9,226.80                 -8.53%                $ 7,067.72
8/31/2001                      9.05            -1.95%             $ 9,046.50                 -6.24%                $ 5,926.99
9/30/2001                      8.02           -11.30%             $ 8,024.60                -16.14%                $ 6,497.17
10/31/2001                     8.64             7.62%             $ 8,635.80                  9.62%                $ 7,039.68
11/30/2001                     9.54            10.44%             $ 9,537.40                  8.35%                $ 7,478.26
12/31/2001                    10.21             7.04%             $10,208.60                  6.23%                $ 7,212.03
1/31/2002                     10.30             0.88%             $10,298.80                 -3.56%                $ 6,745.41
2/28/2002                      9.94            -3.50%             $ 9,938.10                 -6.47%                $ 7,331.59
3/31/2002                     10.30             3.63%             $10,298.80                  8.69%                $ 7,173.23
4/30/2002                     10.24            -0.58%             $10,238.70                 -2.16%                $ 6,753.59
5/31/2002                      9.60            -6.26%             $ 9,597.50                 -5.85%                $ 6,180.89
6/30/2002      6/30/02         9.20            -4.18%             $ 9,196.80                 -8.48%                $ 5,230.89
7/31/2002                      7.94           -13.62%             $ 7,944.50                -15.37%                $ 5,228.27
8/31/2002                      7.88            -0.76%             $ 7,884.40                 -0.05%                $ 4,850.79
9/30/2002                      7.49            -4.96%             $ 7,493.70                 -7.22%                $ 5,096.24
10/31/2002                     7.73             3.21%             $ 7,734.10                  5.06%                $ 5,601.28
11/30/2002                     8.41             8.68%             $ 8,405.30                  9.91%                $ 5,214.79
12/31/2002                     7.61            -9.42%             $ 7,613.90                 -6.90%                $ 5,072.95
1/31/2003                      7.38            -3.03%             $ 7,383.50                 -2.72%                $ 4,937.50
2/28/2003                      7.34            -0.54%             $ 7,343.40                 -2.67%                $ 5,012.05
3/31/2003                      7.38             0.55%             $ 7,383.50                  1.51%                $ 5,486.19
4/30/2003                      7.88             6.78%             $ 7,884.40                  9.46%                $ 6,104.49
5/31/2003                      8.53             8.13%             $ 8,525.60                 11.27%                $ 6,222.31
6/30/2003      6/30/03         8.69             1.88%             $ 8,685.80                  1.93%                $ 6,692.71
7/31/2003                      9.25             6.46%             $ 9,246.90                  7.56%                $ 7,052.11
8/31/2003                      9.98             7.91%             $ 9,978.20                  5.37%                $ 6,873.69
9/30/2003                      9.35            -6.33%             $ 9,347.00                 -2.53%                $ 7,467.58
10/31/2003                    10.36            10.83%             $10,358.90                  8.64%                $ 7,711.02
11/30/2003                    10.54             1.74%             $10,539.20                  3.26%                $ 7,745.72
12/31/2003                    10.60             0.57%             $10,599.30                  0.45%                $ 8,152.37
1/31/2004                     11.27             6.33%             $11,270.60                  5.25%                $ 8,140.14
2/29/2004                     11.23            -0.36%             $11,230.50                 -0.15%                $ 8,178.40
3/31/2004                     11.14            -0.80%             $11,140.30                  0.47%                $ 7,767.85
4/30/2004                     10.41            -6.56%             $10,409.00                 -5.02%                $ 7,922.43
5/31/2004                     10.55             1.35%             $10,549.20                  1.99%                $ 8,186.24
6/30/2004      6/30/04        10.86             2.94%             $10,859.80                  3.33%                $ 8,186.24

The poorest performing sector for the fund was materials, due to our underweight to the index and our stock selection. While a tiny sector within the small-cap growth universe, a number of mining companies exhibited very strong performance in early fiscal 2004 as commodity prices were rising. We wanted to participate but found that most mining companies we considered failed to pass our environmental screens. We did qualify two silver mining operations with good environmental records but were too late to profit from these investments and have since sold most of our positions. The cyclical theme was also in place during the fiscal year in the industrials group. A top performer was trucker Landstar System. With its unique business model and focus on logistics, Landstar grew rapidly with the economic recovery.

For fiscal 2005 we are looking away from the cyclical companies and more towards what we believe are the steady growers. In line with our view that the economy is growing, but at a slower pace than first believed, we will emphasize proven business models and less risky names. Fortunately, within the small-cap universe we believe there are many exciting companies to consider. We expect health care, high-tech and consumer stocks to be leaders in the coming year.

The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Direct investment cannot be made in this index.

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Registered Public Accounting Firm.

                                                   CITIZENS EMERGING GROWTH FUND

PORTFOLIO REVIEW

GOAL

Aggressive growth

STRATEGY

Invests mainly in stocks of young, growing, medium-capitalization companies

INCEPTION DATES

Standard shares 02/08/94
Institutional shares 11/01/99
Administrative shares 02/04/00

AVERAGE ANNUAL RETURN (as of 06/30/2004)

                        Ticker     1          3         5       10         Since
                        symbol    year      years     years    years     inception
Standard shares         WAEGX    18.70%     -6.25%    -1.29%   11.97%     11.42%
Institutional shares    CEGIX    19.41%     -5.63%     N/A      N/A       -4.22%
Administrative shares   CGRDX    18.99%     -5.90%     N/A      N/A      -10.63%

Past performance is not an indication of future performance. Current performance may be lower or higher than the performance data quoted. More current performance information can be obtained at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

The Citizens Emerging Growth Fund (Standard shares) returned 18.70% for the fiscal year ended June 30, 2004. During the same period the benchmark Russell MidCap Growth Index returned 27.33%. The story for the fund this year was primarily played out in two of its sectors -- information technology and health care -- both of which saw a fair share of highs and lows.

The holdings within the information technology sector delivered the largest absolute returns for the fund, with two software companies, Symantec Corp. and Adobe Systems, among the top contributors. We were overweight in both of these stocks versus the benchmark. Symantec has been a tremendous financial performer as it engages in its pitched battle to protect the public from virus-writing hackers. Periodically, rumors that Microsoft will enter the anti-virus market roil Symantec's stock, but despite these issues Symantec's stock almost doubled this fiscal year. Adobe is another company that successfully defended its turf from Microsoft. Adobe's recent bundling of its flagship product Photoshop into a Creative Suite with other offerings has been a strong seller. Within the high-tech space another strong stock for the fund has been Juniper Networks, whose edge routers have successfully challenged Cisco. Despite the outperformance of these and other picks, overall stock selection caused us to underperform relative to the benchmark in this sector. In fact, six of the fund's ten worst performers were in this sector. Among our high tech detractors were QLogic Corp., the fund's second worst performer, and GlobespanVirata. QLogic, which sells components of storage systems, announced weaker-than-expected sales and the stock sold off. GlobespanVirata declined on a weaker-than-expected market for its DSL chips.

IMPORTANT NOTES

The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investing in small-and mid-sized companies involves unique risks as there may be: less seasoned management, limited product lines, financing and market share challenges, and shares that trade with more volatility, less frequently or in smaller volumes.

Health care was the second leading sector to contribute to the fund's results, led by Cytyc, which had a terrific year, steadily rising 140% over the 12-month period. This

                                                   CITIZENS EMERGING GROWTH FUND

                              [PERFORMANCE GRAPH]

CITIZENS EMERGING GROWTH FUND - STANDARD SHARES
PERFORMANCE SINCE INCEPTION 02/08/94

DATE             DATE           NAV       MONTHLY FUND RETURN      FUND VALUE      RUSSELL MID CAP GROWTH RETURN    INDEX VALUE
2/8/94           2/8/94         10.00                               $ 10,000.00                                       $ 10,000.00
2/28/1994                       10.06            0.60%              $ 10,060.00               -0.80%                  $  9,920.00
3/31/1994                        9.88           -1.79%              $  9,880.00               -4.71%                  $  9,452.77
4/30/1994                       10.01            1.32%              $ 10,010.00               -0.24%                  $  9,430.08
5/31/1994                       10.07            0.60%              $ 10,070.00                0.15%                  $  9,444.23
6/30/1994        6/30/94         9.93           -1.39%              $  9,930.00               -4.30%                  $  9,038.12
7/31/1994                       10.14            2.11%              $ 10,140.00                2.77%                  $  9,288.48
8/31/1994                       10.55            4.04%              $ 10,550.00                5.96%                  $  9,842.07
9/30/1994                       10.73            1.71%              $ 10,730.00               -1.65%                  $  9,679.68
10/31/1994                      10.91            1.68%              $ 10,910.00                1.73%                  $  9,847.14
11/30/1994                      10.55           -3.30%              $ 10,550.00               -4.41%                  $  9,412.88
12/31/1994                      10.71            1.53%              $ 10,711.80                1.40%                  $  9,544.66
1/31/1995                       10.71            0.00%              $ 10,711.80                1.20%                  $  9,659.20
2/28/1995                       11.00            2.70%              $ 11,000.50                5.32%                  $ 10,173.07
3/31/1995                       11.33            3.00%              $ 11,330.40                3.97%                  $ 10,576.94
4/30/1995                       11.38            0.45%              $ 11,381.90                0.84%                  $ 10,665.78
5/31/1995                       11.30           -0.72%              $ 11,299.40                2.46%                  $ 10,928.16
6/30/1995        6/30/95        12.24            8.30%              $ 12,237.60                4.55%                  $ 11,425.39
7/31/1995                       13.25            8.26%              $ 13,248.00                6.29%                  $ 12,144.05
8/31/1995                       13.29            0.31%              $ 13,289.20                1.09%                  $ 12,276.42
9/30/1995                       13.97            5.12%              $ 13,969.70                2.23%                  $ 12,550.18
10/31/1995                      14.20            1.62%              $ 14,196.50               -2.53%                  $ 12,232.66
11/30/1995                      14.57            2.61%              $ 14,567.60                4.47%                  $ 12,779.46
12/31/1995                      15.07            3.48%              $ 15,074.60                0.06%                  $ 12,787.13
1/31/1996                       14.97           -0.70%              $ 14,969.10                1.77%                  $ 13,013.46
2/26/1996                       15.52            3.68%              $ 15,520.00                3.78%                  $ 13,505.37
3/31/1996                       15.74            1.43%              $ 15,742.70                0.79%                  $ 13,612.06
4/30/1996                       16.94            7.60%              $ 16,938.40                4.83%                  $ 14,269.53
5/31/1996                       17.90            5.67%              $ 17,899.60                2.04%                  $ 14,560.63
6/30/1996        6/30/96        17.43           -2.62%              $ 17,430.70               -3.02%                  $ 14,120.89
7/31/1996                       16.75           -3.90%              $ 16,750.80               -7.76%                  $ 13,025.11
8/30/1996                       17.30            3.29%              $ 17,301.80                5.40%                  $ 13,728.47
9/30/1996                       18.37            6.17%              $ 18,368.50                6.35%                  $ 14,600.23
10/31/1996                      17.52           -4.59%              $ 17,524.50               -1.17%                  $ 14,429.40
11/30/1996                      17.54            0.07%              $ 17,536.20                5.89%                  $ 15,279.30
12/31/1996                      17.17           -2.08%              $ 17,172.00               -1.68%                  $ 15,022.60
1/31/1997                       18.03            5.00%              $ 18,031.30                4.42%                  $ 15,686.60
2/28/97                         16.88           -6.40%              $ 16,877.10               -2.20%                  $ 15,341.50
3/31/1997                       15.45           -8.44%              $ 15,453.50               -5.65%                  $ 14,474.70
4/30/1997                       15.95            3.24%              $ 15,953.70                2.45%                  $ 14,829.33
5/31/1997                       17.42            9.16%              $ 17,415.70                8.96%                  $ 16,158.04
6/30/1997        6/30/97        18.13            4.12%              $ 18,133.90                2.77%                  $ 16,605.62
7/31/1997                       20.26           11.74%              $ 20,262.70                9.57%                  $ 18,194.78
8/29/1997                       19.84           -2.09%              $ 19,839.50               -0.98%                  $ 18,016.47
09/30/97                        20.98            5.75%              $ 20,980.90                5.06%                  $ 18,928.10
10/31/1997                      19.61           -6.54%              $ 19,608.70               -5.01%                  $ 17,979.80
11/29/1997                      19.47           -0.72%              $ 19,467.60                1.05%                  $ 18,168.59
12/31/1997                      20.21            3.81%              $ 20,209.00                1.31%                  $ 18,406.60
1/31/1998                       20.06           -0.75%              $ 20,057.70               -1.80%                  $ 18,075.28
2/28/1998                       22.13           10.35%              $ 22,133.60                9.40%                  $ 19,774.36
3/31/1998                       24.14            9.07%              $ 24,140.80                4.19%                  $ 20,602.90
4/30/1998                       23.85           -1.20%              $ 23,852.10                1.36%                  $ 20,883.10
5/31/1998                       22.67           -4.96%              $ 22,669.80               -4.11%                  $ 20,024.81
6/30/1998        6/30/98        24.13            6.43%              $ 24,127.00                2.83%                  $ 20,591.51
7/31/1998                       23.78           -1.42%              $ 23,783.30               -4.28%                  $ 19,710.19
8/31/1998                       19.19          -19.31%              $ 19,191.60              -19.09%                  $ 15,947.52
9/30/1998                       21.21           10.53%              $ 21,212.50                7.56%                  $ 17,153.15
10/31/1998                      23.16            9.20%              $ 23,164.70                7.36%                  $ 18,415.62
11/30/1998                      25.06            8.19%              $ 25,061.90                6.75%                  $ 19,658.68
12/31/1998                      28.84           15.07%              $ 28,839.60               10.36%                  $ 21,695.32
1/31/1999                       29.37            1.83%              $ 29,367.50                3.00%                  $ 22,346.17
2/28/1999                       27.04           -7.91%              $ 27,044.70               -4.89%                  $ 21,253.45
3/31/1999                       28.45            5.19%              $ 28,447.50                5.57%                  $ 22,437.26
4/30/1999                       29.14            2.44%              $ 29,141.30                4.56%                  $ 23,460.40
5/31/1999                       28.98           -0.57%              $ 28,975.40               -1.29%                  $ 23,157.76
6/30/1999        6/30/99        32.84           13.33%              $ 32,836.80                6.98%                  $ 24,774.18
7/31/1999                       33.20            1.10%              $ 33,198.80               -3.18%                  $ 23,986.36
8/31/1999                       33.64            1.32%              $ 33,636.20               -1.04%                  $ 23,736.90
9/30/1999                       34.03            1.17%              $ 34,028.30               -0.85%                  $ 23,535.14
10/31/1999                      38.86           14.18%              $ 38,855.10                7.73%                  $ 25,354.40
11/30/1999                      42.31            8.89%              $ 42,309.20               10.36%                  $ 27,981.12
12/31/1999                      48.48           14.57%              $ 48,475.20               17.31%                  $ 32,824.65
1/31/2000                       46.72           -3.61%              $ 46,724.80               -0.02%                  $ 32,818.08
2/29/2000                       58.57           25.34%              $ 58,566.80               21.02%                  $ 39,716.44
3/31/2000                       59.66            1.86%              $ 59,656.30                0.10%                  $ 39,756.16
4/30/2000                       59.50           -0.27%              $ 59,495.60               -9.71%                  $ 35,895.84
5/31/2000                       53.55          -10.00%              $ 53,547.80               -7.29%                  $ 33,279.03
6/30/2000        6/30/00        59.78           11.64%              $ 59,781.40               10.61%                  $ 36,809.94
7/31/2000                       56.51           -5.47%              $ 56,512.80               -6.33%                  $ 34,479.87
8/31/2000                       62.10            9.89%              $ 62,103.30               15.08%                  $ 39,679.43
9/30/2000                       59.94           -3.48%              $ 59,942.10               -4.89%                  $ 37,739.11
10/31/2000                      57.89           -3.43%              $ 57,888.10               -6.84%                  $ 35,157.75
11/30/2000                      46.89          -19.01%              $ 46,885.60              -21.73%                  $ 27,517.97
12/31/2000                      48.16            2.73%              $ 48,163.60                5.27%                  $ 28,968.17
1/31/2001                       46.96           -2.51%              $ 46,957.10                5.71%                  $ 30,622.25
2/28/2001                       40.85          -13.00%              $ 40,853.90              -17.30%                  $ 25,324.60
3/31/2001                       36.41          -10.89%              $ 36,406.50              -14.31%                  $ 21,700.65
4/30/2001                       39.34            8.06%              $ 39,339.90               16.67%                  $ 25,318.15
5/31/2001                       38.46           -2.22%              $ 38,464.60               -0.47%                  $ 25,199.16
6/30/2001        6/30/01        37.35           -2.89%              $ 37,352.80                0.05%                  $ 25,211.75
7/31/2001                       35.01           -6.27%              $ 35,010.80               -6.75%                  $ 23,509.96
8/31/2001                       32.88           -6.08%              $ 32,881.80               -7.25%                  $ 21,805.49
9/30/2001                       26.97          -17.99%              $ 26,967.80              -16.53%                  $ 18,201.04
10/31/2001                      28.88            7.11%              $ 28,883.90               10.51%                  $ 20,113.97
11/30/2001                      31.65            9.58%              $ 31,651.70               10.77%                  $ 22,280.25
12/31/2001                      32.29            2.02%              $ 32,290.40                3.80%                  $ 23,126.90
1/31/2002                       32.31            0.07%              $ 32,314.10               -3.25%                  $ 22,375.27
2/28/2002                       30.66           -5.12%              $ 30,658.10               -5.67%                  $ 21,106.59
3/31/2002                       33.40            8.95%              $ 33,402.20                7.63%                  $ 22,717.03
4/30/2002                       31.68           -5.17%              $ 31,675.30               -5.29%                  $ 21,515.30
5/31/2002                       30.54           -3.58%              $ 30,539.90               -2.98%                  $ 20,874.14
6/30/2002        6/30/02        27.96           -8.44%              $ 27,961.40              -11.04%                  $ 18,569.64
7/31/2002                       25.90           -7.36%              $ 25,903.30               -9.72%                  $ 16,764.67
8/31/2002                       25.17           -2.83%              $ 25,170.00               -0.35%                  $ 16,705.99
9/30/2002                       23.40           -7.05%              $ 23,395.80               -7.95%                  $ 15,377.86
10/31/2002                      24.01            2.63%              $ 24,010.80                7.75%                  $ 16,569.65
11/30/2002                      24.98            4.04%              $ 24,980.70                7.83%                  $ 17,867.05
12/31/2002                      23.02           -7.86%              $ 23,017.30               -6.04%                  $ 16,787.88
1/31/2003                       22.47           -2.36%              $ 22,473.20               -0.98%                  $ 16,623.36
2/28/2003                       22.57            0.42%              $ 22,567.80               -0.87%                  $ 16,478.74
3/31/2003                       22.38           -0.84%              $ 22,378.60                1.86%                  $ 16,785.24
4/30/2003                       23.82            6.45%              $ 23,821.60                6.81%                  $ 17,928.32
5/31/2003                       25.50            7.05%              $ 25,501.10                9.62%                  $ 19,653.02
6/30/2003        6/30/03        25.93            1.67%              $ 25,926.90                1.43%                  $ 19,934.06
7/31/2003                       26.71            3.01%              $ 26,707.60                3.57%                  $ 20,645.71
8/31/2003                       28.67            7.35%              $ 28,671.00                5.51%                  $ 21,783.28
9/30/2003                       27.58           -3.80%              $ 27,582.90               -1.94%                  $ 21,360.69
10/31/2003                      29.50            6.95%              $ 29,499.00                8.06%                  $ 23,082.36
11/30/2003                      29.97            1.60%              $ 29,972.10                2.68%                  $ 23,700.97
12/31/2003                      30.28            1.03%              $ 30,279.60                1.09%                  $ 23,959.31
1/31/2004                       30.99            2.34%              $ 30,989.30                3.30%                  $ 24,749.96
2/29/2004                       31.11            0.38%              $ 31,107.60                1.68%                  $ 25,165.76
3/31/2004                       30.89           -0.68%              $ 30,894.70               -0.19%                  $ 25,117.95
4/30/2004                       29.83           -3.45%              $ 29,830.20               -2.82%                  $ 24,409.62
5/31/2004                       30.52            2.30%              $ 30,516.20                2.36%                  $ 24,985.69
6/30/2004        6/30/04        30.78            0.85%              $ 30,776.40                1.59%                  $ 25,382.96

company, which designs and manufactures products for use in medical diagnostic applications primarily focused on women's health, contributed over 1.5% to the fund's return in fiscal 2004 and was our number one performer. Another significant contributor was Sierra Health Services. As with information technology, however, poor overall stock selection caused this sector to underperform versus the benchmark. The fund's worst performer was MedImmune, whose stock lost over 35% during the 12-month period. We were also overweight in this stock compared to its representation in the benchmark. Other health care detractors included Thoratec and Barr Pharmaceuticals, which together with MedImmune cut 1.3% from the fund's overall return.

The fund's top contributing sector relative to the benchmark was industrials, where our stock picking outperformed. Notable performers were the low-fare airline JetBlue, the fund's number two contributor, returning over 1% for the fund, and Fastenal, a provider of industrial and construction supplies, which added nearly 1%. No sector lost money in absolute terms during the fiscal year but utilities and materials were our weakest areas, contributing very little to the portfolio.

In the upcoming year we will focus the portfolio on stocks of companies that we believe have steady and strong growth prospects. We will likely keep a similar sector exposure but allocate our weight more to the less cyclical names.

The Russell MidCap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Direct investment cannot be made in this index.

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Registered Public Accounting Firm.

                                                       CITIZENS CORE GROWTH FUND

PORTFOLIO REVIEW

GOAL

Long-term capital appreciation

STRATEGY

Invests mainly in stocks of U.S. large-capitalization companies

INCEPTION DATES

Standard shares 03/03/95
Institutional shares 01/25/96
Administrative shares 02/04/00

AVERAGE ANNUL RETURNS                                         (as of 06/30/2004)

                       Ticker        1         3           5       Since
                       symbol      year      years       years   inception
                       ------      ----      -----       -----   ---------
Standard shares        WAIDX      10.10%    -6.46%      -7.94%     8.69%
Institutional shares   WINIX      10.96%    -5.81%      -7.31%     7.75%
Administrative shares  CGADX      10.55%    -6.09%        N/A    -10.75%

Past performance is not an indication of future performance. Current performance may be lower or higher than the performance data quoted. More current performance information can be obtained at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

The big news for the Citizens Core Growth Fund is that Jonathan White, CFA, took over management of the portfolio on July 1, 2004. Sophia Collier has stepped down as lead manager after almost ten years on the fund. Sophia continues as president of the management company and supports Jon as he puts his own touch on the Citizens Core Growth Fund's strategy.

In fiscal 2004 Citizens Core Growth Fund (Standard shares) returned 10.10%. During the same period, the benchmark Russell 1000 Growth Index returned 17.88%.

Our biggest winners were 3M and Cisco, each of which contributed almost 1% to the total return of the fund. We were overweight in each of these high-quality stocks versus the benchmark. 3M is an interesting company that has executed an impressive turnaround over the last three years. As a large industrial company, it continues to focus on reducing the environmental impact of its operations. The company's commitment to its groundbreaking "3P" program (Pollution Prevention Pays), launched in 1975, remains strong, as the company continues to set and meet aggressive pollution reduction goals. The fund's worst performer in absolute terms was Amgen, a biotech firm which sold off on concerns about Medicare reimbursements for its flagship products. In prior years Amgen had been a strong stock for the portfolio and among our top contributors. In 2004 we trimmed the position as the stock declined, but we stubbornly held on because we believed investors would soon appreciate the company's earnings growth as it was demonstrated quarter after quarter. However, despite Amgen's fundamental performance -- sales growth of more than 42% for the most recent 12 months -- the stock was selling close to its 52-week low at fiscal year-end.

IMPORTANT NOTES

The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The fund is changing to this index as its reference index. The companies in this index are more represenative of the fund's holdings.

                                                       CITIZENS CORE GROWTH FUND

                              [PERFORMANCE GRAPH]

CITIZENS CORE GROWTH FUND - STANDARD SHARES
PERFORMANCE SINCE INCEPTION 03/03/95

DATE             DATE         NAV     MONTHLY FUND RETURN   FUND VALUE  RUSSELL 1000 GROWTH    INDEX VALUE   S&P 500    INDEX VALUE
3/3/95           3/3/95       10.00                        $ 10,000.00                         $ 10,000.00              $ 10,000.00
3/31/1995                     10.10          1.00%         $ 10,100.00          2.92%          $ 10,219.00     3.40%    $ 10,294.00
4/30/1995                     10.40          2.97%         $ 10,400.00          2.19%          $ 10,574.62     2.94%    $ 10,705.76
5/31/1995                     10.53          1.25%         $ 10,530.00          3.48%          $ 10,982.80     4.00%    $ 10,954.13
6/30/1995        6/30/95      10.94          3.89%         $ 10,940.00          3.86%          $ 11,439.69     2.32%    $ 11,317.81
7/31/1995                     11.36          3.84%         $ 11,360.00          4.16%          $ 11,452.27     3.32%    $ 11,346.11
8/31/1995                     11.45          0.79%         $ 11,450.00          0.11%          $ 11,980.22     0.25%    $ 11,824.91
9/30/1995                     11.86          3.58%         $ 11,860.00          4.61%          $ 11,988.61     4.22%    $ 11,782.34
10/31/1995                    11.97          0.93%         $ 11,970.00          0.07%          $ 12,454.96    -0.36%    $ 12,299.59
11/30/1995                    12.33          3.01%         $ 12,330.00          3.89%          $ 12,525.96     4.39%    $ 12,536.97
12/31/1995                    12.41          0.61%         $ 12,405.00          0.57%          $ 12,944.32     1.93%    $ 12,963.23
1/31/1996                     12.65          1.95%         $ 12,646.60          3.34%          $ 13,181.20     3.40%    $ 13,083.78
2/26/1996                     12.88          1.83%         $ 12,878.20          1.83%          $ 13,198.34     0.93%    $ 13,209.39
3/31/1996                     12.86         -0.16%         $ 12,858.10          0.13%          $ 13,545.46     0.96%    $ 13,403.57
4/30/1996                     13.20          2.66%         $ 13,200.40          2.63%          $ 14,018.19     1.47%    $ 13,749.38
5/31/1996                     13.59          2.97%         $ 13,593.10          3.49%          $ 14,037.82     2.58%    $ 13,801.63
6/30/1996        6/30/96      13.50         -0.67%         $ 13,502.50          0.14%          $ 13,215.20     0.38%    $ 13,191.59
7/31/1996                     12.91         -4.40%         $ 12,908.40         -5.86%          $ 13,556.15    -4.42%    $ 13,469.94
8/30/1996                     13.23          2.50%         $ 13,230.60          2.58%          $ 14,543.04     2.11%    $ 14,228.29
9/30/1996                     14.08          6.39%         $ 14,076.40          7.28%          $ 14,630.30     5.63%    $ 14,620.99
10/31/1996                    14.43          2.50%         $ 14,428.80          0.60%          $ 15,729.04     2.76%    $ 15,726.34
11/30/1996                    15.63          8.30%         $ 15,627.10          7.51%          $ 15,420.75     7.56%    $ 15,414.96
12/31/1996                    15.27         -2.31%         $ 15,266.30         -1.96%          $ 16,501.74    -1.98%    $ 16,378.39
1/31/1997                     16.42          7.53%         $ 16,415.60          7.01%          $ 16,389.53     6.25%    $ 16,506.15
2/28/97                       16.52          0.62%         $ 16,517.30         -0.68%          $ 15,502.86     0.78%    $ 15,827.74
3/31/1997                     15.55         -5.85%         $ 15,551.10         -5.41%          $ 16,532.24    -4.11%    $ 16,772.66
4/30/1997                     16.67          7.19%         $ 16,669.90          6.64%          $ 17,725.87     5.97%    $ 17,794.11
5/31/1997                     17.70          6.16%         $ 17,697.10          7.22%          $ 18,434.91     6.09%    $ 18,591.29
6/30/1997        6/30/97      18.35          3.68%         $ 18,348.00          4.00%          $ 20,064.55     4.48%    $ 20,071.16
7/31/1997                     20.19         10.03%         $ 20,188.90          8.84%          $ 18,890.78     7.96%    $ 18,947.17
8/29/1997                     19.11         -5.34%         $ 19,110.80         -5.85%          $ 19,820.20    -5.60%    $ 19,985.48
09/30/97                      20.16          5.48%         $ 20,158.40          4.92%          $ 19,086.86     5.48%    $ 19,317.96
10/31/1997                    19.35         -3.99%         $ 19,354.90         -3.70%          $ 19,898.05    -3.34%    $ 20,212.38
11/29/1997                    20.40          5.41%         $ 20,402.50          4.25%          $ 20,120.91     4.63%    $ 20,560.04
12/31/1997                    20.60          0.99%         $ 20,603.90          1.12%          $ 20,722.52     1.72%    $ 20,788.25
1/31/1998                     21.20          2.90%         $ 21,201.70          2.99%          $ 22,280.85     1.11%    $ 22,287.09
2/28/1998                     22.87          7.86%         $ 22,867.10          7.52%          $ 23,169.86     7.21%    $ 23,428.19
3/31/1998                     23.98          4.86%         $ 23,977.30          3.99%          $ 23,489.60     5.12%    $ 23,664.81
4/30/1998                     24.22          1.02%         $ 24,222.90          1.38%          $ 22,822.50     1.01%    $ 23,257.78
5/31/1998                     23.53         -2.86%         $ 23,529.00         -2.84%          $ 24,219.24    -1.72%    $ 24,202.04
6/30/1998        6/30/98      25.04          6.44%         $ 25,044.90          6.12%          $ 24,059.39     4.06%    $ 23,945.50
7/31/1998                     24.94         -0.43%         $ 24,938.10         -0.66%          $ 20,448.07    -1.06%    $ 20,482.98
8/31/1998                     21.21        -14.94%         $ 21,212.40        -15.01%          $ 22,018.49   -14.46%    $ 21,795.94
9/30/1998                     23.07          8.76%         $ 23,069.90          7.68%          $ 23,788.77     6.41%    $ 23,567.95
10/31/1998                    24.77          7.36%         $ 24,767.30          8.04%          $ 25,599.10     8.13%    $ 24,996.17
11/30/1998                    26.64          7.54%         $ 26,635.60          7.61%          $ 27,908.14     6.06%    $ 26,435.95
12/31/1998                    29.41         10.42%         $ 29,412.00          9.02%          $ 29,546.35     5.76%    $ 27,540.97
1/31/1999                     31.68          7.71%         $ 31,679.40          5.87%          $ 28,196.08     4.18%    $ 26,684.45
2/28/1999                     29.76         -6.07%         $ 29,757.50         -4.57%          $ 29,682.01    -3.11%    $ 27,751.82
3/31/1999                     31.04          4.32%         $ 31,042.40          5.27%          $ 29,720.60     4.00%    $ 28,825.82
4/30/1999                     31.87          2.68%         $ 31,873.70          0.13%          $ 28,808.18     3.87%    $ 28,145.53
5/31/1999                     31.02         -2.68%         $ 31,020.80         -3.07%          $ 30,824.75    -2.36%    $ 29,707.61
6/30/1999        6/30/99      32.95          6.23%         $ 32,953.50          7.00%          $ 29,844.52     5.55%    $ 28,780.73
7/31/1999                     32.25         -2.13%         $ 32,251.70         -3.18%          $ 30,330.99    -3.12%    $ 28,639.70
8/31/1999                     31.98         -0.84%         $ 31,981.70          1.63%          $ 29,694.04    -0.49%    $ 27,854.98
9/30/1999                     31.20         -2.43%         $ 31,204.30         -2.10%          $ 31,935.94    -2.74%    $ 29,618.20
10/31/1999                    33.22          6.47%         $ 33,223.40          7.55%          $ 33,660.48     6.33%    $ 30,219.44
11/30/1999                    34.64          4.26%         $ 34,637.90          5.40%          $ 37,161.17     2.03%    $ 31,999.37
12/31/1999                    37.50          8.26%         $ 37,497.40         10.40%          $ 35,418.31     5.89%    $ 30,393.00
1/31/2000                     35.18         -6.18%         $ 35,181.60         -4.69%          $ 37,150.26    -5.02%    $ 29,818.57
2/29/2000                     36.06          2.50%         $ 36,060.00          4.89%          $ 39,810.22    -1.89%    $ 32,734.83
3/31/2000                     39.54          9.65%         $ 39,539.40          7.16%          $ 37,915.25     9.78%    $ 31,749.51
4/30/2000                     37.11         -6.15%         $ 37,109.60         -4.76%          $ 36,004.33    -3.01%    $ 31,098.65
5/31/2000                     35.17         -5.23%         $ 35,170.20         -5.04%          $ 38,733.45    -2.05%    $ 31,866.78
6/30/2000        6/30/00      37.18          5.71%         $ 37,178.00          7.58%          $ 37,118.27     2.47%    $ 31,369.66
7/31/2000                     36.15         -2.76%         $ 36,151.30         -4.17%          $ 40,477.47    -1.56%    $ 33,317.72
8/31/2000                     38.23          5.74%         $ 38,227.50          9.05%          $ 36,648.30     6.21%    $ 31,558.54
9/30/2000                     35.22         -7.88%         $ 35,215.90         -9.46%          $ 34,914.84    -5.28%    $ 31,426.00
10/31/2000                    35.49          0.78%         $ 35,489.60         -4.73%          $ 29,768.39    -0.42%    $ 28,949.63
11/30/2000                    30.70        -13.50%         $ 30,698.40        -14.74%          $ 28,827.71    -7.88%    $ 29,091.48
12/31/2000                    29.72         -3.20%         $ 29,715.00         -3.16%          $ 30,819.70     0.49%    $ 30,124.23
1/31/2001                     32.16          8.22%         $ 32,157.20          6.91%          $ 25,586.52     3.55%    $ 27,376.90
2/28/2001                     27.06        -15.86%         $ 27,056.30        -16.98%          $ 22,802.71    -9.12%    $ 25,641.20
3/31/2001                     24.71         -8.67%         $ 24,710.40        -10.88%          $ 25,687.25    -6.34%    $ 27,633.53
4/30/2001                     27.03          9.40%         $ 27,032.30         12.65%          $ 25,309.64     7.77%    $ 27,818.67
5/31/2001                     27.08          0.18%         $ 27,080.40         -1.47%          $ 24,722.46     0.67%    $ 27,142.68
6/30/2001        6/30/01      26.61         -1.73%         $ 26,611.20         -2.32%          $ 24,104.40    -2.43%    $ 26,876.68
7/31/2001                     26.31         -1.13%         $ 26,310.40         -2.50%          $ 22,132.66    -0.98%    $ 25,194.20
8/31/2001                     24.28         -7.73%         $ 24,277.30         -8.18%          $ 19,923.82    -6.26%    $ 23,158.51
9/30/2001                     21.81        -10.16%         $ 21,811.10         -9.98%          $ 20,969.82    -8.08%    $ 23,600.83
10/31/2001                    22.30          2.26%         $ 22,304.30          5.25%          $ 22,985.02     1.91%    $ 25,411.02
11/30/2001                    24.39          9.33%         $ 24,385.60          9.61%          $ 22,941.35     7.67%    $ 25,634.64
12/31/2001                    24.30         -0.35%         $ 24,301.40         -0.19%          $ 22,535.29     0.88%    $ 25,260.37
1/31/2002                     23.90         -1.63%         $ 23,904.40         -1.77%          $ 21,600.07    -1.46%    $ 24,772.84
2/28/2002                     23.00         -3.77%         $ 23,002.10         -4.15%          $ 22,347.44    -1.93%    $ 25,704.30
3/31/2002                     23.88          3.82%         $ 23,880.30          3.46%          $ 20,523.88     3.76%    $ 24,146.62
4/30/2002                     22.45         -5.99%         $ 22,448.70         -8.16%          $ 20,027.21    -6.06%    $ 23,967.94
5/31/2002                     22.04         -1.82%         $ 22,039.70         -2.42%          $ 18,174.69    -0.74%    $ 22,261.42
6/30/2002        6/30/02      20.13         -8.68%         $ 20,126.80         -9.25%          $ 17,175.08    -7.12%    $ 20,527.26
7/31/2002                     18.64         -7.41%         $ 18,635.10         -5.50%          $ 17,226.61    -7.79%    $ 20,662.74
8/31/2002                     18.56         -0.39%         $ 18,562.90          0.30%          $ 15,440.21     0.66%    $ 18,416.70
9/30/2002                     16.91         -8.88%         $ 16,914.70        -10.37%          $ 16,856.08   -10.87%    $ 20,037.37
10/31/2002                    18.47          9.17%         $ 18,466.60          9.17%          $ 17,771.36     8.80%    $ 21,217.57
11/30/2002                    19.30          4.50%         $ 19,296.70          5.43%          $ 16,543.36     5.89%    $ 19,972.10
12/31/2002                    18.05         -6.48%         $ 18,045.60         -6.91%          $ 16,141.36    -5.87%    $ 19,448.83
1/31/2003                     17.52         -2.93%         $ 17,516.20         -2.43%          $ 16,067.11    -2.62%    $ 19,157.09
2/28/2003                     17.32         -1.10%         $ 17,323.70         -0.46%          $ 16,365.95    -1.50%    $ 19,342.92
3/31/2003                     17.48          0.90%         $ 17,480.10          1.86%          $ 17,575.40     0.97%    $ 20,936.77
4/30/2003                     18.56          6.19%         $ 18,562.90          7.39%          $ 18,452.41     8.24%    $ 22,040.14
5/31/2003                     19.60          5.57%         $ 19,597.50          4.99%          $ 18,707.05     5.27%    $ 22,322.26
6/30/2003        6/30/03      19.78          0.92%         $ 19,777.90          1.38%          $ 19,172.86     1.28%    $ 22,715.13
7/31/2003                     20.28          2.55%         $ 20,283.20          2.49%          $ 19,650.26     1.76%    $ 23,158.07
8/31/2003                     20.91          3.08%         $ 20,908.80          2.49%          $ 19,440.00     1.95%    $ 22,912.60
9/30/2003                     20.39         -2.47%         $ 20,391.50         -1.07%          $ 20,532.53    -1.06%    $ 24,209.45
10/31/2003                    21.64          6.14%         $ 21,642.70          5.62%          $ 20,748.12     5.66%    $ 24,422.49
11/30/2003                    21.82          0.83%         $ 21,823.10          1.05%          $ 21,466.01     0.88%    $ 25,702.23
12/31/2003                    22.22          1.82%         $ 22,220.10          3.46%          $ 21,903.92     5.24%    $ 26,175.15
1/31/2004                     22.35          0.60%         $ 22,352.40          2.04%          $ 22,044.10     1.84%    $ 26,538.99
2/29/2004                     22.28         -0.32%         $ 22,280.30          0.64%          $ 21,634.08     1.39%    $ 26,138.25
3/31/2004                     22.02         -1.19%         $ 22,015.60         -1.86%          $ 21,383.13    -1.51%    $ 25,727.88
4/30/2004                     21.40         -2.79%         $ 21,402.00         -1.16%          $ 21,780.85    -1.57%    $ 26,080.35
5/31/2004                     21.73          1.52%         $ 21,726.90          1.86%          $ 22,053.11     1.37%    $ 26,586.31
6/30/2004        6/30/04      21.78          0.22%         $ 21,775.00          1.25%          $ 22,053.11     1.94%    $ 26,586.31

In terms of sector performance, information technology was the largest contributor to the fund's results and our largest overweight position relative to the benchmark. In addition to Cisco, Qualcomm was a huge winner, as its share price rose 104% in the 12-month period. Our holdings in semiconductor companies Intel and Maxim Integrated Products also made significant contributions to the fund's performance this year. However, despite these winners, the fund underperformed the benchmark in this sector due to overall poor stock selections. The sector's most significant detractor was Novell, a software company with Internet security and Linux solutions. Novell's stock rose significantly in the year, but our purchases were poorly timed, resulting in a loss for the fund. We sold Novell from the portfolio shortly after the end of the fiscal year. The industrial sector was the second most significant contributor for the fund, although it underperformed versus the benchmark primarily due to stock selection. Beyond 3M, we also had success with FedEx, whose international business was exceptionally strong. No sector represented in the portfolio lost money overall, but our two smallest contributors in absolute terms were consumer discretionary, which suffered relative to the benchmark because of poor stock selection, and materials, where socially rejected companies in the mining industry not in the portfolio saw significant gains.

In the coming year we will continue to invest in high-quality large-cap companies. New portfolio manager Jon White plans to seek companies that have steady growth and de-emphasize the more cyclical companies. He also plans to reduce the number of holdings in the fund in order to focus more on each name and potentially benefit more from positive stock selection.

The S&P 500 Index is an unmanaged broad-based index that includes 500 of the most widely held U.S. companies. Direct investment cannot be made in these indices.

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Registered Public Accounting Firm.

PORTFOLIO REVIEW                                               CITIZENS 300 FUND

GOAL

Long-term capital appreciation

STRATEGY

Invests mainly in stocks and other equities of U.S. large-capitalization companies

INCEPTION DATE

Standard shares
08/29/03

TOTAL RETURNS                                                 (as of 6/30/2004)

                                 Ticker               Since
                                 symbol             inception
                                 ------             ---------
Standard shares                  CFCDX                11.71%

Past performance is not an indication of future performance. Current performance may be lower or higher than the performance data quoted. More current performance information can be obtained at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

The Citizens 300 Fund started at the end of August 2003 and ended its first fiscal year with a total return of 11.71%. During the same period the fund's benchmark, the S&P 500 Index, returned 14.81%. The 300 Fund uses an index strategy, holding companies in the Citizens Index - an index of approximately 300 companies selected to represent what we believe to be the best companies within their respective industries - in a proportion equal to their market weight. With this highly diversified strategy we seek to provide investors a core holding in primarily U.S. domestic equities.

The fund's largest holdings typically affect return the most and fiscal 2004 was no exception, with drug and network giants, Pfizer and Cisco, being the top two contributors to positive performance. Other notable winners in the portfolio were the wireless innovator Qualcomm and Yahoo, whose shares appreciated 75% and 118%, respectively, during the 10-month period ended June 30, 2004. The largest detractor from performance was Viacom, which declined by 20% during the ten months. Viacom, which owns some premier assets such as the CBS television network, has struggled with an underperforming radio division. Amgen, a leading biotech firm, also was a disappointment this year, declining by slightly more than 17%. Amgen has a strong franchise, but the stock sold off on concerns about Medicare reimbursements for its flagship products.

Beyond individual company performance, financial stocks were the largest sector contributors, where the Citizens Index and the 300 Fund have the largest weight. Our holdings within financials contributed nearly 2.7% of the return for the period, with the diversified insurance company American International Group making the largest contribution. It was the third highest performer for the fund overall. Stocks within the health care sector were the second largest contributors to performance. In addition to Pfizer, top names within this sector were Johnson and Johnson and Zimmer Holdings, a spin-off of Bristol-Myers which sells joint replacements and other orthopedic devices.

IMPORTANT NOTES

The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is an unmanaged broad-based index that includes 500 of the most widely held U.S. companies. Direct investment cannot be made in this index or the Citiizens Index.

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance.

                                                               CITIZENS 300 FUND

                              [PERFORMANCE GRAPH]

CITIZENS 300 INDEX FUND
PERFORMANCE SINCE INCEPTION 8/29/03

   DATE          DATE           NAV             MONTHLY FUND RETURN    FUND VALUE           S&P 500 INDEX RETURN    INDEX VALUE
 8/29/2003      8/29/2003      10.00                                  $ 10,000.00                                   $10,000.00
 9/30/2003      9/30/2003       9.89                   -1.10%         $  9,890.00                   -1.06%          $10,566.00
10/31/2003     10/31/2003      10.49                    6.07%         $ 10,490.00                    5.66%          $10,658.98
11/30/2003     11/30/2003      10.58                    0.86%         $ 10,580.00                    0.88%          $11,217.51
12/31/2003     12/31/2003      10.98                    3.79%         $ 10,980.50                    5.24%          $11,423.91
 1/31/2004      1/31/2004      11.12                    1.28%         $ 11,120.70                    1.84%          $11,582.71
 2/29/2004      2/29/2004      11.20                    0.72%         $ 11,200.70                    1.39%          $11,407.81
 3/31/2004      3/31/2004      11.08                   -1.07%         $ 11,080.60                   -1.51%          $11,228.70
 4/30/2004      4/30/2004      10.89                   -1.72%         $ 10,890.40                   -1.57%          $11,382.54
 5/31/2004      5/31/2004      11.04                    1.38%         $ 11,040.60                    1.37%          $11,603.36
 6/30/2004      6/30/2004      11.17                    1.18%         $ 11,170.70                    1.94%          $11,603.36

No sector's performance in the portfolio was negative in absolute terms, however, consumer discretionary was the lowest performing sector relative to the benchmark. For its approximately 13.4% allocation of the portfolio, this sector contributed just 0.39% to the fund's total return. In addition to the weak performance of Viacom, the consumer discretionary sector of the portfolio was also hurt by Kohl's, which declined based on difficulties in the company's expansion strategy. In March Kohl's was removed from the Citizens Index, and hence the 300 Fund as well, after it had declined 20% in the 6 months we held it - but before it fell another 16% to close out the fiscal year. Other underperforming sectors in the portfolio relative to the benchmark included information technology and financials.

Looking forward, we remain positive about our fund's index strategy - seeking to reinvest the largest proportion of assets in the companies whose shares are rising and systematically invest proportionately less in companies with declining values. We believe that following this strategy and adhering to the selection of companies within the socially responsible Citizens Index can be a smart way to participate in the large-cap universe of stocks.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Registered Public Accounting Firm.

PORTFOLIO REVIEW                                   CITIZENS SMALL CAP VALUE FUND

A portfolio review for the Citizens Small Cap Value Fund (inception 3/31/04) is not available in this report. Portfolio holdings and financial information for this fund are included in subsequent sections.

PORTFOLIO REVIEW                                             CITIZENS VALUE FUND

GOAL

Long-term capital appreciation

STRATEGY

Invests mainly in stocks of U.S. large-capitalization companies

INCEPTION DATE

Standard shares
06/13/96

AVERAGE ANNUAL RETURNS                                         (as of 6/30/2004)

                     Ticker         1           3         5        Since
                     symbol        year       years      years   inception
                     ------        ----       -----      -----   ---------
Standard shares      MYPVX        21.64%     -8.27%      0.12%     7.57%

Past performance is not an indication of future performance. Current performance may be lower or higher than the performance data quoted. More current performance information can be obtained at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

Citizens Value Fund had a great fiscal year in 2004 returning 21.64% for its shareholders, outperforming by over 250 basis points its benchmark - the S&P 500 Index - which returned 19.11%.

The fund's strategy of seeking financially strong companies whose shares are selling at a discount to their industry peers was well rewarded. Good stock picking in the consumer staples sector enabled this area to be among the fund's top contributors. CVS, the drugstore chain, was one of the fund's largest contributors, gaining over 50% during the 12-month period and delivering an absolute return of almost 1% for the fund. The underlying business of CVS continues to make progress, yet its valuation still remains below industry averages, so it remains a current holding as of the end of the fiscal year.

IMPORTANT NOTES

The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The inception date of the Citizens Value Fund's predecessor, the Meyers Pride Value Fund, is June 13, 1996. On September 24, 2001, the Meyers Pride Value Fund contributed its portfolio securities in exchange for Standard shares in the Citizens Value Fund. The performance shown includes performance of the Citizens Value Fund's predecessor.

In absolute terms, the largest contributor to the portfolio was Intel, which provided 1.2% of the fund's total return. At the start of the year Intel was selling at a relative discount to its peers and it almost doubled in the period. As Intel's shares rose, our strategy of automatically selling companies as they approach the average valuation of industry peers enabled the portfolio to lock in these gains. ConocoPhillips, an oil company with one of the better environmental records, was another large contributor to performance. ConocoPhillips sells at an attractive discount to socially rejected Exxon Mobil and ChevronTexaco, making it a good fit for the portfolio's strategy. During the fiscal year ConocoPhillips rose 43%, making it also one of the largest contributors to the fund's performance. Despite the positive contributions of Intel and ConocoPhillips, the information technology and energy sectors were our poorest performers relative to the benchmark.

The largest detractors in the portfolio were disk drive maker Maxtor, and pharmaceutical giant Merck. When we purchased Maxtor it was selling at a significant

                                                             CITIZENS VALUE FUND

                              [PERFORMANCE GRAPH]


CITIZENS VALUE FUND
PERFORMANCE SINCE INCEPTION 06/13/96

  DATE                  DATE         NAV        MONTHLY FUND RETURN      FUND VALUE        S&P 500 RETURN     INDEX VALUE
6/13/96               6/13/96       10.00                                $ 10,000.00                          $ 10,000.00
6/30/1996                            9.74              -2.60%            $  9,740.00           0.38%          $ 10,038.00
7/31/1996                            9.22              -5.34%            $  9,220.00          -4.42%          $  9,594.32
8/30/1996                            9.50               3.04%            $  9,500.00           2.11%          $  9,796.76
9/30/1996                            9.91               4.32%            $  9,910.00           5.63%          $ 10,348.32
10/31/1996                           9.89              -0.20%            $  9,890.00           2.76%          $ 10,633.93
11/30/1996                          10.88              10.01%            $ 10,880.00           7.56%          $ 11,437.86
12/31/1996                          10.81              -0.64%            $ 10,810.00          -1.98%          $ 11,211.39
1/31/1997                           11.33               4.81%            $ 11,330.00           6.25%          $ 11,912.10
2/28/97                             11.66               2.91%            $ 11,660.00           0.78%          $ 12,005.01
3/31/1997                           11.24              -3.60%            $ 11,240.00          -4.11%          $ 11,511.61
4/30/1997                           11.38               1.25%            $ 11,380.00           5.97%          $ 12,198.85
5/31/1997                           12.23               7.47%            $ 12,230.00           6.09%          $ 12,941.76
6/30/1997             6/30/97       12.35               0.98%            $ 12,350.00           4.48%          $ 13,521.55
7/31/1997                           13.47               9.07%            $ 13,470.00           7.96%          $ 14,597.87
8/29/1997                           13.21              -1.93%            $ 13,210.00          -5.60%          $ 13,780.39
09/30/97                            13.58               2.80%            $ 13,580.00           5.48%          $ 14,535.55
10/31/1997                          12.83              -5.52%            $ 12,830.00          -3.34%          $ 14,050.06
11/29/1997                          12.90               0.55%            $ 12,900.00           4.63%          $ 14,700.58
12/31/1997                          13.17               2.06%            $ 13,165.70           1.72%          $ 14,953.43
1/31/1998                           13.47               2.33%            $ 13,472.40           1.11%          $ 15,119.42
2/28/1998                           14.36               6.58%            $ 14,358.50           7.21%          $ 16,209.52
3/31/1998                           14.78               2.93%            $ 14,778.80           5.12%          $ 17,039.45
4/30/1998                           15.07               2.00%            $ 15,074.10           1.01%          $ 17,211.55
5/31/1998                           14.74              -2.19%            $ 14,744.70          -1.72%          $ 16,915.51
6/30/1998             6/30/98       14.51              -1.62%            $ 14,506.10           4.06%          $ 17,602.28
7/31/1998                           14.06              -3.05%            $ 14,063.10          -1.06%          $ 17,415.70
8/31/1998                           11.56             -17.77%            $ 11,564.00         -14.46%          $ 14,897.39
9/30/1998                           12.30               6.39%            $ 12,302.40           6.41%          $ 15,852.31
10/31/1998                          13.45               9.33%            $ 13,449.70           8.13%          $ 17,141.10
11/30/1998                          14.56               8.28%            $ 14,562.90           6.06%          $ 18,179.85
12/31/1998                          14.96               2.71%            $ 14,957.00           5.76%          $ 19,227.01
1/31/1999                           14.71              -1.62%            $ 14,714.40           4.18%          $ 20,030.70
2/28/1999                           14.08              -4.29%            $ 14,083.60          -3.11%          $ 19,407.75
3/31/1999                           14.94               6.12%            $ 14,944.90           4.00%          $ 20,184.06
4/30/1999                           16.51              10.47%            $ 16,509.70           3.87%          $ 20,965.18
5/31/1999                           17.02               3.09%            $ 17,019.20          -2.36%          $ 20,470.40
6/30/1999             6/30/99       17.89               5.13%            $ 17,892.60           5.55%          $ 21,606.51
7/31/1999                           17.82              -0.41%            $ 17,819.80          -3.12%          $ 20,932.39
8/31/1999                           17.24              -3.27%            $ 17,237.50          -0.49%          $ 20,829.82
9/30/1999                           16.61              -3.66%            $ 16,606.80          -2.74%          $ 20,259.08
10/31/1999                          16.90               1.75%            $ 16,897.90           6.33%          $ 21,541.48
11/30/1999                          18.65              10.36%            $ 18,648.20           2.03%          $ 21,978.77
12/31/1999                          19.20               2.93%            $ 19,195.50           5.89%          $ 23,273.32
1/31/2000                           18.73              -2.43%            $ 18,728.30          -5.02%          $ 22,105.00
2/29/2000                           18.02              -3.78%            $ 18,020.80          -1.89%          $ 21,687.22
3/31/2000                           19.42               7.78%            $ 19,422.50           9.78%          $ 23,808.23
4/30/2000                           18.81              -3.16%            $ 18,808.40          -3.01%          $ 23,091.60
5/31/2000                           19.46               3.48%            $ 19,462.50          -2.05%          $ 22,618.22
6/30/2000             6/30/00       19.21              -1.30%            $ 19,208.90           2.47%          $ 23,176.89
7/31/2000                           18.88              -1.74%            $ 18,875.20          -1.56%          $ 22,815.33
8/31/2000                           20.78              10.11%            $ 20,784.00           6.21%          $ 24,232.16
9/30/2000                           19.93              -4.11%            $ 19,929.70          -5.28%          $ 22,952.71
10/31/2000                          20.04               0.54%            $ 20,036.50          -0.42%          $ 22,856.31
11/30/2000                          18.52              -7.59%            $ 18,515.40          -7.88%          $ 21,055.23
12/31/2000                          19.16               3.49%            $ 19,160.70           0.49%          $ 21,158.40
1/31/2001                           22.62              18.04%            $ 22,617.90           3.55%          $ 21,909.52
2/28/2001                           20.82              -7.95%            $ 20,820.20          -9.12%          $ 19,911.37
3/31/2001                           20.17              -3.10%            $ 20,174.80          -6.34%          $ 18,648.99
4/30/2001                           22.34              10.74%            $ 22,341.40           7.77%          $ 20,098.02
5/31/2001                           23.49               5.16%            $ 23,493.80           0.67%          $ 20,232.68
6/30/2001             6/30/01       23.32              -0.72%            $ 23,324.70          -2.43%          $ 19,741.02
7/31/2001                           22.85              -2.04%            $ 22,848.40          -0.98%          $ 19,547.56
8/31/2001                           21.40              -6.32%            $ 21,404.10          -6.26%          $ 18,323.88
9/30/2001                           19.28              -9.91%            $ 19,283.60          -8.08%          $ 16,843.31
10/31/2001                          19.53               1.28%            $ 19,529.50           1.91%          $ 17,165.02
11/30/2001                          21.82              11.72%            $ 21,818.90           7.67%          $ 18,481.58
12/31/2001                          21.73              -0.41%            $ 21,730.10           0.88%          $ 18,644.22
1/31/2002                           20.77              -4.41%            $ 20,771.20          -1.46%          $ 18,372.01
2/28/2002                           18.89              -9.07%            $ 18,887.60          -1.93%          $ 18,017.43
3/31/2002                           19.95               5.62%            $ 19,949.30           3.76%          $ 18,694.89
4/30/2002                           18.00              -9.79%            $ 17,997.10          -6.06%          $ 17,561.98
5/31/2002                           17.48              -2.85%            $ 17,483.40          -0.74%          $ 17,432.02
6/30/2002             6/30/02       14.97             -14.40%            $ 14,966.20          -7.12%          $ 16,190.86
7/31/2002                           13.08             -12.59%            $ 13,082.60          -7.79%          $ 14,929.59
8/31/2002                           13.27               1.44%            $ 13,271.00           0.66%          $ 15,028.12
9/30/2002                           11.34             -14.58%            $ 11,336.00         -10.87%          $ 13,394.57
10/31/2002                          12.86              13.44%            $ 12,860.00           8.80%          $ 14,573.29
11/30/2002                          14.18              10.25%            $ 14,178.50           5.89%          $ 15,431.66
12/31/2002                          12.93              -8.82%            $ 12,928.50          -5.87%          $ 14,525.82
1/31/2003                           12.74              -1.46%            $ 12,740.10          -2.62%          $ 14,145.24
2/28/2003                           12.40              -2.69%            $ 12,397.60          -1.50%          $ 13,933.06
3/31/2003                           12.50               0.83%            $ 12,500.40           0.97%          $ 14,068.21
4/30/2003                           13.53               8.22%            $ 13,527.80           8.24%          $ 15,227.43
5/31/2003                           14.74               8.99%            $ 14,743.60           5.27%          $ 16,029.92
6/30/2003             6/30/03       14.80               0.35%            $ 14,795.00           1.28%          $ 16,235.10
7/31/2003                           15.12               2.20%            $ 15,120.30           1.76%          $ 16,520.84
8/31/2003                           15.60               3.17%            $ 15,599.80           1.95%          $ 16,843.00
9/30/2003                           15.31              -1.87%            $ 15,308.70          -1.06%          $ 16,664.46
10/31/2003                          16.32               6.60%            $ 16,319.00           5.66%          $ 17,607.67
11/30/2003                          16.61               1.78%            $ 16,610.10           0.88%          $ 17,762.62
12/31/2003                          17.26               3.92%            $ 17,260.80           5.24%          $ 18,693.38
1/31/2004                           17.50               1.39%            $ 17,500.50           1.84%          $ 19,037.34
2/29/2004                           17.83               1.86%            $ 17,825.90           1.39%          $ 19,301.96
3/31/2004                           17.79              -0.19%            $ 17,791.70          -1.51%          $ 19,010.50
4/30/2004                           17.36              -2.41%            $ 17,363.60          -1.57%          $ 18,712.03
5/31/2004                           17.60               1.38%            $ 17,603.30           1.37%          $ 18,968.39
6/30/2004             6/30/04       18.00               2.24%            $ 17,997.10           1.94%          $ 19,336.37

discount to peers, but news of falling profits within the disk drive industry spooked Wall Street and the value of the stock's shares fell by almost 12% during the 12-month period. Realizing the investment was a mistake, we sold the position in May and took a loss. Merck, whose stock price declined by approximately 16% during the time we held it, remains a current holding because we believe the sentiment on the company is overly negative. It seems to us that investors are concerned that Merck has too few new drugs in its pipeline and that in future years the company's profits will decline as its patents expire and generic replacements come on the market. Our view is that Merck is in the process of a multi-year turnaround and, with almost $10 billion in annual cash flow and enormous distribution strength, has a wide range of strategic options that are under-appreciated on Wall Street. Of course, time will tell and we will watch Merck carefully.

In the coming year we will continue to follow the quality relative value strategy that is the hallmark of Citizens Value Fund. We will look for companies whose shares are selling at an attractive discount to industry peers and have sufficient assets, as well as a catalyst for fundamental improvement.

The S&P 500 Index is an unmanaged broad-based index that includes 500 of the most widely held U.S. companies. Direct investment cannot be made in this index.

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Registered Public Accounting Firm.

PORTFOLIO REVIEW                                     CITIZENS GLOBAL EQUITY FUND

GOAL

Capital appreciation

STRATEGY

Invests mainly in stocks of foreign and U.S. companies

INCEPTION DATES

Standard shares 02/08/94
Institutional shares 11/01/99
Administrative shares 02/04/00

AVERAGE ANNUAL RETURNS                                         (as of 6/30/2004)

                                          Ticker           1            3          5          10      Since
                                          symbol          year        years      years       years   inception
                                          ------          ----        -----      -----       -----   ---------
Standard shares                           WAGEX           13.37%      -6.05%     -3.36%      6.55%     6.09%
Institutional shares                      CGEIX           14.14%      -5.49%       N/A        N/A     -6.10%
Administrative shares                     CEADX           13.69%      -5.80%       N/A        N/A    -14.60%

Past performance is not an indication of future performance. Current performance may be lower or higher than the performance data quoted. More current performance information can be obtained at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

Conditions in global equity markets differed sharply in the first and second half of fiscal 2004. The first period saw markets rally sharply from oversold levels, reacting to the stimulus provided by a worldwide easing in interest rates. Moving into the second half, price action became far more volatile, reflecting investors' uncertainty about the extent of the forthcoming recovery. Since the Madrid train bombing, the ever-present threat of terrorist activity, combined with the new reality of hikes in administered interest rates and the stirrings of inflation (given credence largely by a rise in the price of oil and other commodities), have limited the extent of progress in the securities markets. This pessimistic mood has remained deep-seated, despite the scarcity of data to support it. In the last months of the fiscal year, most companies reported better-than-expected earnings. At the macro level there is little evidence to suggest either that growth is sufficiently strong to cause inflation to rise at a threatening pace, or that the monetary tightening already embarked upon will need to be anything other than measured.

By June 30, the MSCI World Index (the fund's benchmark index) had risen 24.00% for the fiscal year - almost all of the gain registered in the first six months. Citizens Global Equity Fund (Standard shares) generated a return of 13.37% over the same period.

Major changes in policy in the year included a shift from Europe into Japan, where we believe the fledgling economic recovery will continue to progress. This involved taking profits in some of our long-established successful positions in banks like UBS and Royal Bank of Scotland to move into Japanese equivalents such as Mitsubishi-Tokyo Finance. Similarly, within the consumer sector we liquidated positions in the likes of Tesco to move into Seven Eleven Japan.

IMPORTANT NOTES

The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Citizens Global Equity Fund involve risks of investing in foreign markets, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

                                                     CITIZENS GLOBAL EQUITY FUND

                              [PERFORMANCE GRAPH]

CITIZENS GLOBAL EQUITY FUND - STANDARD SHARES
PERFORMANCE SINCE INCEPTION 02/08/94

 DATE            DATE                 NAV            MONTHLY FUND RETURN    FUND VALUE     MSCI WORLD INDEX RETURN INDEX VALUE
2/8/94          2/8/94               10.00                                  $ 10,000.00                            $ 10,000.00
2/28/1994                            10.00                  0.00%           $ 10,000.00             0.89%          $ 10,089.00
3/31/1994                            10.00                  0.00%           $ 10,000.00            -4.33%          $  9,652.15
4/30/1994                            10.00                  0.00%           $ 10,000.00             3.07%          $  9,948.47
5/31/1994                             9.88                 -1.20%           $  9,880.00             0.23%          $  9,971.35
6/30/1994       6/30/94               9.80                 -0.81%           $  9,800.00            -0.30%          $  9,941.43
7/31/1994                             9.99                  1.94%           $  9,990.00             1.88%          $ 10,128.33
8/31/1994                            10.07                  0.80%           $ 10,070.00             2.99%          $ 10,431.17
9/30/1994                            10.00                 -0.70%           $ 10,000.00            -2.65%          $ 10,154.74
10/31/1994                           10.17                  1.70%           $ 10,170.00             2.82%          $ 10,441.11
11/30/1994                            9.68                 -4.82%           $  9,680.00            -4.36%          $  9,985.88
12/31/1994                            9.73                  0.53%           $  9,731.40             0.94%          $ 10,079.74
1/31/1995                             9.40                 -3.41%           $  9,399.30            -1.53%          $  9,925.52
2/28/1995                             9.64                  2.57%           $  9,640.80             1.43%          $ 10,067.46
3/31/1995                             9.87                  2.40%           $  9,872.30             4.80%          $ 10,550.70
4/30/1995                            10.15                  2.85%           $ 10,154.10             3.46%          $ 10,915.75
5/31/1995                            10.62                  4.56%           $ 10,617.00             0.83%          $ 11,006.35
6/30/1995       6/30/95              10.76                  1.33%           $ 10,757.90            -0.05%          $ 11,000.85
7/31/1995                            11.18                  3.93%           $ 11,180.50             4.98%          $ 11,548.69
8/31/1995                            10.78                 -3.60%           $ 10,778.00            -2.25%          $ 11,288.84
9/30/1995                            11.09                  2.89%           $ 11,090.00             2.89%          $ 11,615.09
10/31/1995                           10.94                 -1.36%           $ 10,939.00            -1.60%          $ 11,429.25
11/30/1995                           10.92                 -0.18%           $ 10,918.90             3.45%          $ 11,823.56
12/31/1995                           11.07                  1.37%           $ 11,068.60             2.90%          $ 12,166.44
1/31/1996                            11.44                  3.31%           $ 11,435.20             1.79%          $ 12,384.22
2/26/1996                            11.38                 -0.45%           $ 11,384.30             0.59%          $ 12,457.29
3/31/1996                            11.47                  0.72%           $ 11,465.80             1.64%          $ 12,661.59
4/30/1996                            11.96                  4.35%           $ 11,964.70             2.33%          $ 12,956.60
5/31/1996                            11.96                  0.00%           $ 11,964.70             0.07%          $ 12,965.67
6/30/1996       6/30/96              12.11                  1.19%           $ 12,107.30             0.49%          $ 13,029.21
7/31/1996                            11.73                 -3.11%           $ 11,730.50            -3.55%          $ 12,566.67
8/30/1996                            11.92                  1.65%           $ 11,924.00             1.13%          $ 12,708.67
9/30/1996                            12.28                  2.99%           $ 12,280.40             3.89%          $ 13,203.04
10/31/1996                           12.25                 -0.25%           $ 12,249.80             0.68%          $ 13,292.82
11/30/1996                           12.68                  3.49%           $ 12,677.50             5.58%          $ 14,034.56
12/31/1996                           12.52                 -1.20%           $ 12,524.80            -1.62%          $ 13,807.20
1/31/1997                            13.00                  3.82%           $ 13,003.40             1.19%          $ 13,971.51
2/28/97                              13.00                  0.00%           $ 13,003.40             1.13%          $ 14,129.38
3/31/1997                            12.88                 -0.94%           $ 12,881.20            -2.00%          $ 13,846.80
4/30/1997                            13.22                  2.61%           $ 13,217.20             3.25%          $ 14,296.82
5/31/1997                            14.16                  7.16%           $ 14,164.20             6.15%          $ 15,176.07
6/30/1997       6/30/97              14.73                  4.03%           $ 14,734.40             4.97%          $ 15,930.32
7/31/1997                            15.57                  5.67%           $ 15,569.40             4.59%          $ 16,661.52
8/29/1997                            14.56                 -6.47%           $ 14,561.30            -6.71%          $ 15,543.53
09/30/97                             15.50                  6.43%           $ 15,498.10             5.42%          $ 16,385.99
10/31/1997                           14.43                 -6.90%           $ 14,428.90            -5.28%          $ 15,520.81
11/29/1997                           14.66                  1.62%           $ 14,663.10             1.75%          $ 15,792.43
12/31/1997                           15.02                  2.42%           $ 15,018.30             1.20%          $ 15,981.94
1/31/1998                            15.35                  2.18%           $ 15,346.40             2.77%          $ 16,424.64
2/28/1998                            16.44                  7.10%           $ 16,436.60             6.75%          $ 17,533.30
3/31/1998                            16.96                  3.16%           $ 16,955.20             4.21%          $ 18,271.45
4/30/1998                            17.29                  2.00%           $ 17,293.80             0.96%          $ 18,446.86
5/31/1998                            17.21                 -0.49%           $ 17,209.20            -1.27%          $ 18,212.58
6/30/1998       6/30/98              17.94                  4.24%           $ 17,939.40             2.36%          $ 18,642.40
7/31/1998                            19.27                  7.43%           $ 19,273.00            -0.18%          $ 18,608.84
8/31/1998                            16.39                -14.94%           $ 16,394.20           -13.35%          $ 16,124.56
9/30/1998                            16.09                 -1.87%           $ 16,087.30             1.75%          $ 16,406.74
10/31/1998                           17.07                  6.12%           $ 17,071.60             9.02%          $ 17,886.63
11/30/1998                           18.14                  6.26%           $ 18,140.50             5.93%          $ 18,947.31
12/31/1998                           19.86                  9.49%           $ 19,862.50             4.87%          $ 19,870.04
1/31/1999                            21.12                  6.34%           $ 21,121.60             2.18%          $ 20,303.21
2/28/1999                            20.61                 -2.42%           $ 20,611.40            -2.67%          $ 19,761.11
3/31/1999                            21.36                  3.63%           $ 21,360.30             4.15%          $ 20,581.20
4/30/1999                            21.32                 -0.20%           $ 21,316.90             3.93%          $ 21,390.04
5/31/1999                            20.34                 -4.58%           $ 20,340.10            -3.67%          $ 20,605.03
6/30/1999       6/30/99              21.95                  7.90%           $ 21,946.50             4.65%          $ 21,563.16
7/31/1999                            22.45                  2.27%           $ 22,445.70            -0.31%          $ 21,496.31
8/31/1999                            22.93                  2.18%           $ 22,934.20            -0.19%          $ 21,455.47
9/30/1999                            23.67                  3.22%           $ 23,672.20            -0.98%          $ 21,245.21
10/31/1999                           25.43                  7.43%           $ 25,430.50             5.18%          $ 22,345.71
11/30/1999                           29.24                 14.98%           $ 29,240.20             2.80%          $ 22,971.39
12/31/1999                           34.58                 18.26%           $ 34,578.50             8.08%          $ 24,827.48
1/31/2000                            34.13                 -1.30%           $ 34,129.90            -5.74%          $ 23,402.38
2/29/2000                            40.21                 17.81%           $ 40,208.90             0.26%          $ 23,463.23
3/31/2000                            38.71                 -3.74%           $ 38,706.00             6.90%          $ 25,082.19
4/30/2000                            35.20                 -9.07%           $ 35,195.40            -4.24%          $ 24,018.70
5/31/2000                            32.38                 -8.00%           $ 32,380.20            -2.54%          $ 23,408.63
6/30/2000       6/30/00              33.65                  3.91%           $ 33,647.60             3.35%          $ 24,192.82
7/31/2000                            33.37                 -0.83%           $ 33,367.20            -2.83%          $ 23,508.16
8/31/2000                            35.05                  5.04%           $ 35,049.60             3.24%          $ 24,269.83
9/30/2000                            32.45                 -7.42%           $ 32,447.50            -5.33%          $ 22,976.24
10/31/2000                           30.91                 -4.74%           $ 30,910.90            -1.69%          $ 22,587.95
11/30/2000                           27.69                -10.41%           $ 27,692.00            -6.08%          $ 21,214.60
12/31/2000                           27.88                  0.68%           $ 27,881.40             1.60%          $ 21,554.03
1/31/2001                            28.25                  1.31%           $ 28,247.00             1.93%          $ 21,970.02
2/28/2001                            24.43                -13.50%           $ 24,432.80            -8.46%          $ 20,111.36
3/31/2001                            22.04                 -9.78%           $ 22,044.30            -6.59%          $ 18,786.02
4/30/2001                            23.84                  8.13%           $ 23,835.70             7.37%          $ 20,170.55
5/31/2001                            23.31                 -2.20%           $ 23,311.70            -1.30%          $ 19,908.33
6/30/2001       6/30/01              22.31                 -4.29%           $ 22,312.40            -3.15%          $ 19,281.22
7/31/2001                            21.28                 -4.64%           $ 21,276.60            -1.34%          $ 19,022.85
8/31/2001                            20.17                 -5.21%           $ 20,167.70            -4.81%          $ 18,107.85
9/30/2001                            18.19                 -9.79%           $ 18,193.60            -8.82%          $ 16,510.74
10/31/2001                           18.52                  1.81%           $ 18,522.60             1.91%          $ 16,826.10
11/30/2001                           19.56                  5.59%           $ 19,558.40             5.90%          $ 17,818.84
12/31/2001                           19.79                  1.18%           $ 19,789.90             0.62%          $ 17,929.31
1/31/2002                            18.96                 -4.19%           $ 18,961.30            -3.04%          $ 17,384.26
2/28/2002                            18.52                 -2.31%           $ 18,522.60            -0.88%          $ 17,231.28
3/31/2002                            19.30                  4.21%           $ 19,302.50             4.40%          $ 17,989.46
4/30/2002                            18.63                 -3.47%           $ 18,632.30            -3.40%          $ 17,377.82
5/31/2002                            18.51                 -0.65%           $ 18,510.40             0.17%          $ 17,407.36
6/30/2002       6/30/02              17.33                 -6.39%           $ 17,328.40            -6.08%          $ 16,348.99
7/31/2002                            15.90                 -8.23%           $ 15,902.60            -8.44%          $ 14,969.14
8/31/2002                            15.88                 -0.15%           $ 15,878.30             0.17%          $ 14,994.58
9/30/2002                            14.31                 -9.90%           $ 14,306.30           -11.01%          $ 13,343.68
10/31/2002                           15.76                 10.14%           $ 15,756.40             7.37%          $ 14,327.11
11/30/2002                           16.43                  4.25%           $ 16,426.60             5.38%          $ 15,097.91
12/31/2002                           15.55                 -5.34%           $ 15,549.20            -4.86%          $ 14,364.15
1/31/2003                            14.90                 -4.15%           $ 14,903.40            -3.05%          $ 13,926.04
2/28/2003                            14.75                 -1.06%           $ 14,745.00            -1.75%          $ 13,682.34
3/31/2003                            14.42                 -2.23%           $ 14,416.00            -0.33%          $ 13,637.18
4/30/2003                            15.54                  7.78%           $ 15,537.10             8.86%          $ 14,845.44
5/31/2003                            16.27                  4.71%           $ 16,268.20             5.69%          $ 15,690.15
6/30/2003       6/30/03              16.32                  0.30%           $ 16,317.00             1.72%          $ 15,960.02
7/31/2003                            16.66                  2.09%           $ 16,658.20             2.02%          $ 16,282.41
8/31/2003                            17.01                  2.12%           $ 17,011.60             2.15%          $ 16,632.48
9/30/2003                            16.71                 -1.79%           $ 16,706.90             0.60%          $ 16,732.27
10/31/2003                           17.51                  4.81%           $ 17,511.20             5.92%          $ 17,722.83
11/30/2003                           17.99                  2.71%           $ 17,986.40             1.51%          $ 17,990.44
12/31/2003                           18.90                  5.08%           $ 18,900.40             6.27%          $ 19,118.44
1/31/2004                            19.12                  1.16%           $ 19,119.70             1.60%          $ 19,424.34
2/29/2004                            19.21                  0.45%           $ 19,205.00             1.67%          $ 19,748.72
3/31/2004                            18.73                 -2.47%           $ 18,729.80            -0.66%          $ 19,618.38
4/30/2004                            18.22                 -2.73%           $ 18,218.00            -1.38%          $ 19,347.65
5/31/2004                            18.32                  0.53%           $ 18,315.40             0.22%          $ 19,390.21
6/30/2004       6/30/04              18.50                  1.00%           $ 18,498.20             2.05%          $ 19,787.71

One of our major themes was our exposure to industrials and materials stocks in recognition of their defensive qualities as a late-cycle play. Holdings in these areas contributed positively overall, with names like Komatsu and Ingersoll-Rand both up by around 50% on the year. Our overweight versus the benchmark to health care was neutral overall but nevertheless boosted by our best-performing stock, Invitrogen. Other stand-outs in terms of performance from the IT area included SAP, Cisco and Applied Materials.

Unfortunately, gains among these tech holdings were more than offset by disappointing performance from other parts of the sector. Semiconductor stocks such as Taiwan Semiconductor, where we had a sizeable overweight for much of the year, were disappointing despite strong fundamentals. So were telecoms as a whole, with both SBC and NTT DoCoMo languishing. Within financials, stock performance was highly idiosyncratic: some of our global investment banking names did well, like UBS and ING, while others such as Marsh McLennan, were hit by specific news.

As mentioned above, our view is that investors are currently overwhelmed by short-term fear. To the extent that the Federal Reserve is intent on nurturing steady growth via gradual adjustments, we believe we are entering an environment in which our favored high-quality companies will start to move ahead. Accordingly, we are looking to maintain our overweight to sectors such as health care, which we believe offers good examples of companies with stable earnings and good management. We will also be holding our tech positions in expectation of a rebound in the first half of fiscal 2005.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets. Direct investment cannot be made in this index.

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Registered Public Accounting Firm.

PORTFOLIO REVIEW                                          CITIZENS BALANCED FUND

GOAL

Current income and capital appreciation

STRATEGY

Invests in a blend of stocks, bonds, and money market securities

INCEPTION DATE

Standard shares
12/20/02

AVERAGE ANNUAL RETURNS                                         (as of 6/30/2004)

                      Ticker                 1                      Since
                      symbol                year                  inception
                      ------                ----                  ---------
Standard shares       CFBLX                 11.31%                10.65%

Past performance is not an indication of future performance. Current performance may be lower or higher than the performance data quoted. More current performance information can be obtained at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

The Citizens Balanced Fund welcomed new co-manager Jonathan White, CFA, on July 1, 2004. Jon, who manages the equity portion of the Balanced Fund, joins co-manager Susan Kelly, who has managed the fixed-income portion of the fund since its inception.

During fiscal 2004, the Citizens Balanced Fund returned 11.31% for its shareholders, nearly matching the 11.36% recorded by its benchmark, which is a Blended Index comprised of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index. Since its inception, we have gradually increased the fund's allocation to equities, but this climb is now leveling off. As of June 30, 2004, 74.2% of the portfolio was in equities, compared to last year's level of 68.4%.

With regard to the equity portion of the portfolio, our holdings in the information technology sector made the biggest contribution to overall return and also posted the best performance versus the S&P 500 Index. The fund benefited from being overweight and making good picks in this sector. Indeed, IT stocks were the fund's top five contributors, as Intel, Cisco, Flextronics and Analog Devices each contributed approximately 1% to the fund's total return, and Symantec alone added over 1.5%. Our second-largest sector position was in financials, which as a sector contributed the second best return to the fund. However, poor overall stock selection caused this sector to fare the poorest relative to the benchmark. No sector returned a loss for the fund, although our holdings in the materials and utilities sectors, in which we were underweight, posted the smallest returns.

IMPORTANT NOTES

The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment.

Junk bonds offer the potential for higher returns but present significant volatility and risk of loss of principal and interest.

The fixed-income portion of the portfolio underperformed the Lehman Brothers U.S. Aggregate Index. Our overweight of corporate bonds versus the benchmark during the year contributed to the lagging performance, as did being underweight in the mortgage sector. A massive reversal of interest rates for 5-year and 10-year Treasury notes put pressure on credit spreads, even though corporate bonds were supported by stellar earnings and improved credit quality. Our high-yield corporate holdings ("junk

                                                          CITIZENS BALANCED FUND

                              [PERFORMANCE GRAPH]

CITIZENS BALANCED FUND
PERFORMANCE SINCE INCEPTION 12/20/02

DATE                DATE             NAV       MONTHLY FUND RETURN       FUND VALUE   BLENDED INDEX RETURN    INDEX VALUE
----                ----             ---       -------------------       ----------   --------------------    -----------
12/20/02         12/20/2002         10.00                                $ 10,000.00                           $10,000.00
12/31/2002       12/31/2002          9.96             -0.40%             $  9,960.00         -3.49%            $ 9,846.00
1/31/2003                            9.72             -2.41%             $  9,720.00         -1.54%            $ 9,811.54
2/28/2003                            9.70             -0.21%             $  9,700.00         -0.35%            $ 9,865.50
3/31/2003        3/31/2003           9.74              0.36%             $  9,735.30          0.55%            $10,385.41
4/30/2003                           10.10              3.70%             $ 10,095.50          5.27%            $10,791.48
5/31/2003                           10.47              3.67%             $ 10,465.70          3.91%            $10,865.95
6/30/2003        6/30/2003          10.49              0.21%             $ 10,487.30          0.69%            $10,834.43
7/31/2003                           10.62              1.24%             $ 10,617.50         -0.29%            $10,990.45
8/31/2003                           10.81              1.79%             $ 10,807.90          1.44%            $11,036.61
9/30/2003        9/30/2003          10.77             -0.38%             $ 10,767.30          0.42%            $11,369.92
10/31/2003                          11.20              4.00%             $ 11,198.40          3.02%            $11,440.41
11/30/2003                          11.37              1.52%             $ 11,368.80          0.62%            $11,846.54
12/31/2003       12/31/2003         11.59              1.97%             $ 11,592.30          3.55%            $12,014.76
1/31/2004                           11.68              0.80%             $ 11,684.50          1.42%            $12,167.35
2/29/2004                           11.77              0.70%             $ 11,766.50          1.27%            $12,093.13
3/31/2004        3/31/2004          11.71             -0.51%             $ 11,706.10         -0.61%            $11,853.69
4/30/2004                           11.50             -1.75%             $ 11,500.90         -1.98%            $11,931.92
5/31/2004                           11.62              1.07%             $ 11,624.00          0.66%            $12,097.78
6/30/2004        6/30/04            11.67              0.42%             $ 11,672.90          1.39%            $12,097.78

bonds") continued to outperform versus the benchmark. Notable performers were Domino's Pizza, Nextel Communications, Flextronics and The Gap. In the last year, high-yield outperformed investment-grade corporate bonds. We believe the outlook looks stable for the corporate bond market heading into fiscal 2005. Volatility is lower and supply of bonds is one-third less than last year. Decreased volatility and corporate supply are positive factors for the corporate bond market going forward.

Going into fiscal 2005, we expect to continue our overweight position in equities relative to the benchmark, as we believe the equity markets will continue to offer the most attractive returns. New co-manager Jon White will reduce the number of equity holdings and continue the fund's focus on high-quality, steadily growing companies.

The S&P 500 Index is an unmanaged broad-based index that includes 500 of the most widely held U.S. companies. The Lehman Brothers U.S. Aggregate Index is an unmanaged index of taxable, investment grade fixed-income securities, including government, corporate, mortgage, and asset-backed securities. Direct investment cannot be made in these indices.

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Registered Public Accounting Firm.

PORTFOLIO REVIEW                                            CITIZENS INCOME FUND

GOAL

Current income and monthly dividend payment

STRATEGY

Invests mainly in bonds and mortgage-backed securities

INCEPTION DATE

Standard shares
06/10/92

AVERAGE ANNUAL RETURNS                                         (as of 6/30/2004)

                   Ticker       1         3       5      10       Since
                   years      year      years   years   years   inception
                   -----      ----      -----   -----   -----   ---------
Standard shares    WAIMX     -0.63%     3.11%   4.09%   5.67%     5.59%

Past performance is not an indication of future performance. Current performance may be lower or higher than the performance data quoted. More current performance information can be obtained at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

Improving economic indicators helped set a positive tone for the corporate bond market in the 12-month period ended June 30, 2004, while better-than-expected economic data caused a significant rise in interest rates in the beginning of 2004. In a reverse from a year ago, where declining interest rates dragged down yields but boosted total return for shareholders, the past year has seen higher yields and lower total returns on bond fund investments. Corporate bonds have had negative excess returns four out of the final six months of the fiscal year and the quarter ended June 30, 2004 was the worst performing quarter ever for fixed-income funds.

For the fiscal year ended June 30, 2004, the Citizens Income Fund returned -0.63%, underperforming its benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 0.32%. The underperformance can be attributed mainly to our overweight of corporate bonds versus the benchmark during this time period. In addition, being underweight versus the benchmark in the mortgage sector hurt us a bit as well.

The Treasury market moved substantially during the year because of positive job reports, increased consumer confidence and positive increases in gross domestic product (GDP). The yield on 5-year Treasury notes increased 136 basis points and the yield on 10-year Treasury notes rose 107 basis points. As interest rates move higher, the prices of fixed-income securities typically move lower, creating a challenging scenario for bond fund managers. Although corporate bonds were supported by improvement in credit quality and stellar first quarter earnings, credit spreads were under pressure from the massive reversal of interest rates.

The exception to that theme was the high yield market. Our high yield corporate holdings (commonly known as "junk bonds") continued to outperform versus the benchmark, including Domino's Pizza, Nextel Communications, Flextronics and The Gap. There was a meaningful tightening of spreads on the lower part of the credit curve in the last year.

IMPORTANT NOTES

The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment.

Junk bonds offer the potential for higher returns but present significant volatility and risk of loss of principal and interest.

                                                            CITIZENS INCOME FUND

                              [PERFORMANCE GRAPH]

CITIZENS INCOME FUND
PERFORMANCE SINCE INCEPTION 06/10/92

  DATE                DATE                  NAV      MONTHLY FUND RETURN   FUND VALUE   LEHMAN AGGREGATE INDEX RETURN  INDEX VALUE
  ----                ----                  ---      -------------------   ----------   -----------------------------  -----------
6/10/92              6/10/92               10.00                          $ 10,000.00                                  $ 10,000.00
6/30/1992                                  10.08            0.80%         $ 10,080.00             1.17%                $ 10,117.00
7/31/1992                                  10.29            2.08%         $ 10,290.10             2.04%                $ 10,323.39
8/31/1992                                  10.37            0.81%         $ 10,373.30             1.01%                $ 10,427.65
9/30/1992                                  10.52            1.39%         $ 10,517.20             1.19%                $ 10,551.74
10/31/1992                                 10.32           -1.87%         $ 10,320.30            -1.33%                $ 10,411.40
11/30/1992                                 10.27           -0.52%         $ 10,266.60             0.02%                $ 10,413.49
12/31/1992                                 10.42            1.49%         $ 10,419.20             1.59%                $ 10,579.06
1/31/1993                                  10.62            1.92%         $ 10,619.30             1.92%                $ 10,782.18
2/28/1993                                  10.83            1.97%         $ 10,828.40             1.75%                $ 10,970.87
3/31/1993                                  10.85            0.24%         $ 10,854.10             0.42%                $ 11,016.94
4/30/1993                                  10.92            0.60%         $ 10,919.30             0.70%                $ 11,094.06
5/31/1993                                  10.88           -0.33%         $ 10,882.90             0.13%                $ 11,108.49
6/30/1993            6/30/93               11.10            1.95%         $ 11,095.60             1.81%                $ 11,309.55
7/31/1993                                  11.14            0.43%         $ 11,142.80             0.57%                $ 11,374.01
8/31/1993                                  11.34            1.73%         $ 11,335.20             1.75%                $ 11,573.06
9/30/1993                                  11.38            0.40%         $ 11,380.50             0.27%                $ 11,604.31
10/31/1993                                 11.45            0.60%         $ 11,449.30             0.37%                $ 11,647.24
11/30/1993                                 11.36           -0.80%         $ 11,357.80            -0.85%                $ 11,548.24
12/31/1993                                 11.46            0.87%         $ 11,456.80             0.54%                $ 11,610.60
1/31/1994                                  11.59            1.13%         $ 11,585.90             1.35%                $ 11,767.34
2/28/1994                                  11.39           -1.66%         $ 11,393.70            -1.74%                $ 11,562.59
3/31/1994                                  11.20           -1.69%         $ 11,200.70            -2.47%                $ 11,277.00
4/30/1994                                  11.09           -1.02%         $ 11,086.30            -0.80%                $ 11,186.78
5/31/1994                                  11.10            0.09%         $ 11,096.10            -0.01%                $ 11,185.66
6/30/1994            6/30/94               11.10            0.00%         $ 11,096.10            -0.22%                $ 11,161.05
7/31/1994                                  11.23            1.18%         $ 11,226.60             1.99%                $ 11,383.16
8/31/1994                                  11.26            0.33%         $ 11,263.20             0.12%                $ 11,396.82
9/30/1994                                  11.18           -0.77%         $ 11,176.10            -1.47%                $ 11,229.28
10/31/1994                                 11.14           -0.35%         $ 11,136.90            -0.09%                $ 11,219.18
11/30/1994                                 11.05           -0.75%         $ 11,053.40            -0.22%                $ 11,194.50
12/31/1994                                 11.10            0.46%         $ 11,104.20             0.69%                $ 11,271.74
1/31/1995                                  11.26            1.38%         $ 11,257.40             1.98%                $ 11,494.92
2/28/1995                                  11.57            2.76%         $ 11,567.90             2.38%                $ 11,768.50
3/31/1995                                  11.67            0.87%         $ 11,668.50             0.61%                $ 11,840.29
4/30/1995                                  11.84            1.45%         $ 11,838.10             1.40%                $ 12,006.05
5/31/1995                                  12.17            2.81%         $ 12,171.20             3.87%                $ 12,470.68
6/30/1995            6/30/95               12.26            0.70%         $ 12,255.80             0.73%                $ 12,561.72
7/31/1995                                  12.29            0.27%         $ 12,289.10            -0.22%                $ 12,534.08
8/31/1995                                  12.40            0.93%         $ 12,403.10             1.21%                $ 12,685.75
9/30/1995                                  12.59            1.49%         $ 12,587.90             0.97%                $ 12,808.80
10/31/1995                                 12.68            0.74%         $ 12,680.50             1.30%                $ 12,975.31
11/30/1995                                 12.84            1.28%         $ 12,842.90             1.50%                $ 13,169.94
12/31/1995                                 13.03            1.49%         $ 13,034.10             1.40%                $ 13,354.32
1/31/1996                                  13.12            0.69%         $ 13,123.60             0.66%                $ 13,442.46
2/26/1996                                  13.01           -0.83%         $ 13,014.50            -1.74%                $ 13,208.56
3/31/1996                                  12.90           -0.91%         $ 12,895.70            -0.70%                $ 13,116.10
4/30/1996                                  12.82           -0.55%         $ 12,824.90            -0.56%                $ 13,042.65
5/31/1996                                  12.81           -0.12%         $ 12,809.80            -0.20%                $ 13,016.57
6/30/1996            6/30/96               12.93            0.92%         $ 12,927.50             1.34%                $ 13,190.99
7/31/1996                                  12.97            0.34%         $ 12,971.10             0.27%                $ 13,226.60
8/30/1996                                  13.03            0.45%         $ 13,029.50            -0.17%                $ 13,204.12
9/30/1996                                  13.25            1.72%         $ 13,254.00             1.74%                $ 13,433.87
10/31/1996                                 13.48            1.69%         $ 13,478.20             2.22%                $ 13,732.10
11/30/1996                                 13.71            1.74%         $ 13,712.80             1.71%                $ 13,966.92
12/31/1996                                 13.67           -0.34%         $ 13,665.80            -0.93%                $ 13,837.03
1/31/1997                                  13.70            0.22%         $ 13,696.10             0.31%                $ 13,879.92
2/28/1997                                  13.77            0.52%         $ 13,767.70             0.25%                $ 13,914.62
3/31/1997                                  13.62           -1.07%         $ 13,621.00            -1.11%                $ 13,760.17
4/30/1997                                  13.77            1.11%         $ 13,772.70             1.50%                $ 13,966.57
5/31/1997                                  13.95            1.31%         $ 13,953.30             0.95%                $ 14,099.25
6/30/1997            6/30/97               14.16            1.50%         $ 14,163.00             1.19%                $ 14,267.04
7/31/1997                                  14.59            3.05%         $ 14,594.40             2.70%                $ 14,652.25
8/29/1997                                  14.45           -1.00%         $ 14,448.00            -0.85%                $ 14,527.70
9/30/1997                                  14.67            1.56%         $ 14,672.80             1.47%                $ 14,741.26
10/31/1997                                 14.86            1.25%         $ 14,855.70             1.45%                $ 14,955.01
11/29/1997                                 14.94            0.56%         $ 14,938.90             0.46%                $ 15,023.80
12/31/1997                                 15.10            1.06%         $ 15,097.80             1.01%                $ 15,175.54
1/31/1998                                  15.30            1.37%         $ 15,304.90             1.28%                $ 15,369.79
2/28/1998                                  15.28           -0.15%         $ 15,281.40            -0.08%                $ 15,357.49
3/31/1998                                  15.31            0.20%         $ 15,312.10             0.34%                $ 15,409.71
4/30/1998                                  15.34            0.19%         $ 15,340.80             0.52%                $ 15,489.84
5/31/1998                                  15.51            1.10%         $ 15,509.60             0.95%                $ 15,636.99
6/30/1998            6/30/98               15.65            0.90%         $ 15,649.10             0.85%                $ 15,769.91
7/31/1998                                  15.65           -0.01%         $ 15,647.40             0.21%                $ 15,803.02
8/31/1998                                  15.72            0.47%         $ 15,720.30             1.63%                $ 16,060.61
9/30/1998                                  15.92            1.27%         $ 15,919.60             2.34%                $ 16,436.43
10/31/1998                                 15.67           -1.57%         $ 15,669.20            -0.53%                $ 16,349.32
11/30/1998                                 15.85            1.12%         $ 15,845.00             0.57%                $ 16,442.51
12/31/1998                                 15.97            0.82%         $ 15,974.80             0.30%                $ 16,491.84
1/31/1999                                  16.15            1.07%         $ 16,145.60             0.71%                $ 16,608.93
2/28/1999                                  15.90           -1.55%         $ 15,895.50            -1.75%                $ 16,318.27
3/31/1999                                  15.98            0.55%         $ 15,982.40             0.55%                $ 16,408.02
4/30/1999                                  16.06            0.48%         $ 16,059.20             0.32%                $ 16,460.53
5/31/1999                                  15.91           -0.94%         $ 15,907.70            -0.88%                $ 16,315.68
6/30/1999            6/30/99               15.77           -0.86%         $ 15,770.70            -0.32%                $ 16,263.46
7/31/1999                                  15.75           -0.10%         $ 15,754.80            -0.43%                $ 16,193.53
8/31/1999                                  15.66           -0.58%         $ 15,663.80            -0.05%                $ 16,185.44
9/30/1999                                  15.76            0.64%         $ 15,764.80             1.16%                $ 16,373.19
10/31/1999                                 15.77            0.01%         $ 15,766.70             0.37%                $ 16,433.77
11/30/1999                                 15.83            0.39%         $ 15,828.20            -0.01%                $ 16,432.12
12/31/1999                                 15.84            0.10%         $ 15,844.20            -0.48%                $ 16,353.25
1/31/2000                                  15.82           -0.17%         $ 15,817.20            -0.33%                $ 16,299.28
2/29/2000                                  15.93            0.72%         $ 15,931.60             1.21%                $ 16,496.51
3/31/2000                                  15.98            0.30%         $ 15,980.00             1.32%                $ 16,714.26
4/30/2000                                  15.94           -0.26%         $ 15,938.70            -0.29%                $ 16,665.79
5/31/2000                                  15.91           -0.20%         $ 15,906.30            -0.05%                $ 16,657.45
6/30/2000            6/30/00               16.30            2.46%         $ 16,298.30             2.08%                $ 17,003.93
7/31/2000                                  16.47            1.03%         $ 16,466.50             0.91%                $ 17,158.67
8/31/2000                                  16.69            1.35%         $ 16,688.70             1.45%                $ 17,407.47
9/30/2000                                  16.67           -0.10%         $ 16,671.80             0.63%                $ 17,517.13
10/31/2000                                 16.63           -0.23%         $ 16,634.10             0.66%                $ 17,632.75
11/30/2000                                 16.66            0.17%         $ 16,662.40             1.64%                $ 17,921.92
12/31/2000                                 16.99            1.97%         $ 16,990.00             1.86%                $ 18,255.27
1/31/2001                                  17.43            2.57%         $ 17,426.90             1.64%                $ 18,554.66
2/28/2001                                  17.64            1.23%         $ 17,641.20             0.87%                $ 18,716.08
3/31/2001                                  17.66            0.09%         $ 17,656.80             0.50%                $ 18,809.66
4/30/2001                                  17.55           -0.63%         $ 17,546.20            -0.42%                $ 18,730.66
5/31/2001                                  17.62            0.44%         $ 17,623.40             0.60%                $ 18,843.05
6/30/2001            6/30/01               17.58           -0.25%         $ 17,579.50             0.38%                $ 18,914.65
7/31/2001                                  18.04            2.63%         $ 18,041.60             2.24%                $ 19,338.34
8/31/2001                                  18.21            0.92%         $ 18,208.40             1.15%                $ 19,560.73
9/30/2001                                  18.07           -0.75%         $ 18,071.90             1.17%                $ 19,789.59
10/31/2001                                 18.26            1.04%         $ 18,259.20             2.09%                $ 20,203.19
11/30/2001                                 17.94           -1.76%         $ 17,937.60            -1.38%                $ 19,924.39
12/31/2001                                 17.73           -1.15%         $ 17,730.70            -0.64%                $ 19,796.87
1/31/2002                                  17.76            0.17%         $ 17,761.30             0.81%                $ 19,957.23
2/28/2002                                  17.80            0.23%         $ 17,802.20             0.97%                $ 20,150.81
3/31/2002                                  17.42           -2.14%         $ 17,421.50            -1.66%                $ 19,816.31
4/30/2002                                  17.58            0.89%         $ 17,576.70             1.94%                $ 20,200.75
5/31/2002                                  17.71            0.75%         $ 17,708.60             0.85%                $ 20,372.45
6/30/2002            6/30/02               17.43           -1.59%         $ 17,427.30             0.86%                $ 20,547.65
7/31/2002                                  17.49            0.37%         $ 17,492.10             1.21%                $ 20,796.28
8/31/2002                                  17.81            1.81%         $ 17,809.30             1.69%                $ 21,147.74
9/30/2002                                  18.18            2.09%         $ 18,181.60             1.62%                $ 21,490.33
10/31/2002                                 18.06           -0.66%         $ 18,060.90            -0.46%                $ 21,391.48
11/30/2002                                 17.91           -0.81%         $ 17,914.10            -0.03%                $ 21,385.06
12/31/2002                                 18.35            2.45%         $ 18,352.40             2.07%                $ 21,827.73
1/31/2003                                  18.38            0.14%         $ 18,377.30             0.09%                $ 21,847.37
2/28/2003                                  18.74            1.96%         $ 18,737.50             1.38%                $ 22,148.87
3/31/2003                                  18.78            0.22%         $ 18,778.10            -0.08%                $ 22,131.15
4/30/2003                                  19.01            1.23%         $ 19,008.60             0.83%                $ 22,314.84
5/31/2003                                  19.37            1.91%         $ 19,372.30             1.86%                $ 22,729.89
6/30/2003            6/30/03               19.39            0.10%         $ 19,392.40            -0.20%                $ 22,684.43
7/31/2003                                  18.66           -3.80%         $ 18,655.30            -3.36%                $ 21,922.24
8/31/2003                                  18.75            0.51%         $ 18,749.60             0.66%                $ 22,066.92
9/30/2003                                  19.30            2.93%         $ 19,299.70             2.65%                $ 22,651.70
10/31/2003                                 19.15           -0.79%         $ 19,147.10            -0.93%                $ 22,441.04
11/30/2003                                 19.20            0.30%         $ 19,204.00             0.24%                $ 22,494.89
12/31/2003                                 19.42            1.10%         $ 19,416.20             1.02%                $ 22,724.34
1/31/2004                                  19.55            0.67%         $ 19,547.20             0.80%                $ 22,906.14
2/29/2004                                  19.73            0.94%         $ 19,731.20             1.08%                $ 23,153.52
3/31/2004                                  19.89            0.80%         $ 19,889.20             0.75%                $ 23,327.17
4/30/2004                                  19.37           -2.63%         $ 19,366.90            -2.60%                $ 22,720.67
5/31/2004                                  19.19           -0.91%         $ 19,189.90            -0.40%                $ 22,629.79
6/30/2004            6/30/04               19.27            0.42%         $ 19,270.20             0.57%                $ 22,758.78

Heading into the first half of fiscal 2005, many signs appear to be pointing to a somewhat stronger U.S. economy. Unemployment is improving (albeit slowly), GDP is gaining some ground, the manufacturing sector is on the upswing and inflation is relatively in check. That said, the outlook looks stable for the corporate bond market. On the fundamental side, the coming earnings season is likely to see robust company results but this news is expected; therefore, we believe it will not have much effect on bond spreads. On the technical side, volatility is lower and the supply of bonds is one-third less than last year, both of which we believe bode well for corporate spreads.

Going forward, seasonal patterns suggest that the market will remain in a trading range for the rest of the summer but will pick up in the fall. Recent softer economic data has caused interest rate expectations to drop and positive trends in corporate credit ratings remain solidly in place. Upgraded bond issuers outnumbered downgrades in the second quarter for the first time in six years. In terms of the fund, Tyco International and American Standard were upgraded from high yield to investment grade. In addition, AmerisourceBergen, Domino's Pizza, The Gap and Nextel Communications were all put on positive watch to be upgraded. Within what we view as a slowly improving economy, we expect the corporate bond market to make positive contributions to the fund's performance versus its benchmark.

The Lehman Brothers U.S. Aggregate Index is an unmanaged index of taxable, investment grade fixed-income securities, including government, corporate, mortgage and asset-backed securities. Direct investment cannot be made in this index.

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Registered Public Accounting Firm.

PORTFOLIO REVIEW                                  CITIZENS ULTRA SHORT BOND FUND

GOAL

High level of current income consistent with preservation of capital

STRATEGY

Invests mainly in short-duration investment-grade securities

INCEPTION DATE

Standard shares
11/21/02

AVERAGE ANNUAL RETURNS                                         (as of 6/30/2004)

                      Ticker                 1                     Since
                      symbol                year                 inception
                      ------                ----                 ---------
Standard shares       CFSBX                 0.48%                  1.61%

Past performance is not an indication of future performance. Current performance may be lower or higher than the performance data quoted. More current performance information can be obtained at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. When you sell your fund shares, they may be worth more or less than what you paid for them.

The final quarter of fiscal 2004 ended with the Federal Reserve (the Fed) raising interest rates for the first time in over four years. The Fed boosted the federal-funds rate (the rate banks charge each other for overnight loans) one quarter of a percentage point, from its 40-year low of 1.00% to 1.25%. We believe this anticipated rise cuts two ways for bond funds, likely boosting yields as total returns fall. During the past fiscal year, the fund returned 0.48%, underperforming its benchmark, the Merrill Lynch 1-Year Treasury Index, which was up 0.72%. As of June 30, 2004, the fund's 30-day yield stood at 1.89%, up from 1.56% posted a year earlier.

As we have done since the fund's inception, we have focused on net asset value
(NAV) stability by owning high-quality corporate bonds. And at the same time, our strategy has also been to increase yield whenever possible. We moved the fund's effective duration from being somewhat longer than the one-year benchmark at the beginning of the fiscal year (1.21 years), to a neutral stance at mid-year (0.88 years), to a decidedly shorter duration by fiscal year end (0.61 years). Generally speaking, changes in interest rates will have less impact on share price when a fund (or bond) has a shorter duration. During the fiscal year, the 2-year Treasury note, from which most short-term corporate bonds are priced, rose from 1.30% to 2.68%.

IMPORTANT NOTES

The table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment.

                                                  CITIZENS ULTRA SHORT BOND FUND

                              [PERFORMANCE GRAPH]

CITIZENS ULTRA SHORT BOND FUND
PERFORMANCE SINCE INCEPTION 11/21/02

DATE               DATE              NAV      MONTHLY FUND RETURN     FUND VALUE   MERRILL LYNCH 1 YR TREASURY   INDEX VALUE
----               ----              ---      -------------------     ----------   ---------------------------   -----------
11/21/02         11/21/02           10.00                             $ 10,000.00                                 $10,000.00
11/30/2002                          10.00           0.04%             $ 10,003.70            0.01%                $10,038.00
12/31/2002       12/31/02           10.05           0.49%             $ 10,052.90            0.38%                $10,046.03
1/31/2003                           10.08           0.23%             $ 10,075.70            0.08%                $10,064.11
2/28/2003                           10.12           0.41%             $ 10,117.50            0.18%                $10,082.23
3/31/2003        3/31/03            10.14           0.22%             $ 10,139.40            0.18%                $10,093.32
4/30/2003                           10.16           0.21%             $ 10,161.00            0.11%                $10,105.43
5/31/2003                           10.19           0.31%             $ 10,192.10            0.12%                $10,126.65
6/30/2003        6/30/03            10.21           0.19%             $ 10,211.60            0.21%                $10,121.59
7/31/2003                           10.14          -0.71%             $ 10,138.60           -0.05%                $10,130.70
8/31/2003                           10.14          -0.03%             $ 10,135.50            0.09%                $10,159.06
9/30/2003        9/30/03            10.19           0.56%             $ 10,191.90            0.28%                $10,156.02
10/31/2003                          10.18          -0.14%             $ 10,177.80           -0.03%                $10,152.97
11/30/2003                          10.18           0.05%             $ 10,182.80           -0.03%                $10,185.46
12/31/2003       12/31/03           10.22           0.36%             $ 10,219.10            0.32%                $10,200.74
1/31/2004                           10.24           0.16%             $ 10,235.10            0.15%                $10,221.14
2/29/2004                           10.26           0.25%             $ 10,260.60            0.20%                $10,231.36
3/31/2004        3/31/04            10.28           0.15%             $ 10,276.50            0.10%                $10,204.76
4/30/2004                           10.25          -0.25%             $ 10,250.90           -0.26%                $10,203.74
5/31/2004                           10.26           0.05%             $ 10,256.20           -0.01%                $10,200.68
6/30/2004        6/30/04            10.26           0.04%             $ 10,260.80           -0.03%                $10,200.68

The underperformance versus the benchmark can be attributed to our focus on high-quality corporate bonds, as well as our asset-backed securities. Within our corporate holdings, financial companies such as American Express, Wells Fargo and Goldman Sachs performed well for the fund. In addition, in a period that saw interest rates rise, we benefited from increasing our allocation of floating rate holdings, such as Sallie Mae and American Honda Finance.

As we move into the first half of fiscal 2005, various indicators -- such as improved employment numbers, modest gross domestic product, low inflation and a more active manufacturing sector -- suggest to us a moderately stronger U.S. economy. In the coming fiscal year, our strategy will be focused on interest rate movements and our continuing commitment to avoiding lower-quality issues that may negatively influence the fund.

The Merrill Lynch 1-Year Treasury Index is an unmanaged index that tracks the performance of U.S. Treasuries with maturities of approximately one year. Direct investment cannot be made in this index.

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Registered Public Accounting Firm.

PORTFOLIO REVIEW                                      CITIZENS MONEY MARKET FUND

GOAL

Current income consistent with safety and liquidity

STRATEGY

Invests exclusively in money market instruments

INCEPTION DATES

Standard shares
08/30/83
Institutional shares
02/01/96

AVERAGE ANNUAL RETURNS                                         (as of 6/30/2004)

                        Ticker      1         3         5       10        Since
                        symbol    year      years      years   years    inception
                        ------    ----      -----      -----   -----    ---------
Standard shares         WKAXX     0.10%     0.82%      2.45%   3.42%       N/A
Institutional shares    WAIXX     0.41%     1.09%      2.73%    N/A       3.63%

Past performance is not an indication of future performance. Current performance may be lower or higher than the performance data quoted. More current performance information can be obtained at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower.

The interest rate tide has definitely reversed, with the Federal Reserve boosting the federal-funds rate a quarter of a percentage point to 1.25% at the end of June. Our view is this increase will be one of many which will occur at a cautious and measured pace. There still remains a high degree of uncertainty about the long-term economic outlook and we believe the Fed does not want to quash any improvement. The Fed also has indicated it sees little upside inflation risk.

The 7-day simple yield on the Citizens Money Market Fund (Standard shares) increased from 0.36% at the end of the last fiscal year to 0.48% as of June 30, 2004. The fund's 12-month return declined, reflecting the residual effects of earlier interest rates drops. We are now in a position, however, where we are replacing lower-yielding money market securities as they mature with more recently-issued securities that offer a more favorable rate of return.

The fund's strategy in the past year was to stay slightly shorter than our peers in terms of maturity, with the expectation that longer rates would start to increase as the economy began to show improvement. As of June 30, 2004, the weighted average maturity of the fund was 42 days.

We believe fiscal 2005 will be a period characterized by a slightly stronger economy. At this point we can see many favorable signs, including low inflation, rising employment and positive gross domestic product (GDP) levels. Going forward, the fund remains focused on holding high-quality, socially responsible securities and avoiding companies with credit and headline risk.

IMPORTANT NOTES

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Citizens Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Information contained in the Portfolio Review is not audited and therefore is excluded from the Report of Independent Registered Public Accounting Firm.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Citizens Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Citizens Small Cap Core Growth Fund, Citizens Emerging Growth Fund, Citizens Core Growth Fund, Citizens 300 Fund, Citizens Small Cap Value Fund, Citizens Value Fund, Citizens Global Equity Fund, Citizens Balanced Fund, Citizens Income Fund, Citizens Ultra Short Bond Fund and Citizens Money Market Fund (the "Funds") at June 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
August 13, 2004

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

CITIZENS SMALL CAP CORE GROWTH FUND

SECURITY                                      SHARES      VALUE ($)
--------                                     ---------    ---------
COMMON STOCKS - 98.0%

AIRLINES - 1.9%

MAIR Holdings, Inc. (a)                         68,452        559

BANKS - 2.5%

Franklin Bank Corp. (a)                         16,358        259
PrivateBancorp, Inc.                             5,300        146
Prosperity Bancshares, Inc.                     14,374        349
                                                            -----
                                                              754

BIOTECHNOLOGY - 3.9%

Aphton Corp. (a)                                70,100        280
Exact Sciences Corp. (a)                        27,800        171
Intermune, Inc. (a)                             31,750        490
Neurocrine Biosciences, Inc. (a)                 4,416        229
                                                            -----
                                                            1,170

COMPUTERS - 12.1%

Akamai Technologies, Inc. (a)                    9,230        166
Ansys, Inc. (a)                                  3,210        151
Aspen Technology, Inc. (a)                      38,740        281
Computer Horizons Corp. (a)                    147,600        588
Digital Insight Corp. (a)                       19,900        413
Digital River, Inc. (a)                          8,790        287
Embarcadero Technologies, Inc. (a)              14,830        183
F5 Networks, Inc. (a)                           11,200        297
FileNET Corp. (a)                               16,300        515
Hyperion Solutions Corp. (a)                     3,500        153
Quest Software, Inc. (a)                        30,500        393
Wind River Systems, Inc. (a)                    13,300        156
                                                            -----
                                                            3,583

EDUCATIONAL SERVICES - 2.6%

Bright Horizons Family Solutions,
Inc. (a)                                         4,650        249
Strayer Education, Inc.                          4,580        511
                                                            -----
                                                              760

ELECTRICAL EQUIPMENT - 4.0%

Benchmark Electronics, Inc. (a)                 18,450        537
Plexus Corp. (a)                                22,215        300
Power Integrations, Inc. (a)                    14,030        349
                                                            -----
                                                            1,186

ELECTRONICS - 5.4%

C-COR, Inc. (a)                                 10,500        108
Cabot Microelectronics Corp. (a)                18,900        578
Conexant Systems, Inc. (a)                      59,100        256
Genesis Microchip, Inc. (a)                     14,500        200
Photon Dynamics, Inc. (a)                        9,500        333
PLX Technology, Inc. (a)                         6,900        119
                                                            -----
                                                            1,594

ENERGY & UTILITIES - 4.5%

Coeur d'Alene Mines Corp. (a)                   17,795         73
Newfield Exploration Co. (a)                     6,590        367
Patina Oil & Gas Corp.                           4,400        131
Precision Drilling Corp. (a)                    13,575        652
Stone Energy Corp. (a)                           2,300        105
                                                            -----
                                                            1,328

FINANCIAL - DIVERSIFIED - 2.2%

Financial Federal Corp. (a)                     18,640        657

FOOD - 0.8%

The Hain Celestial Group, Inc. (a)               8,290        150
United Natural Foods, Inc. (a)                   3,530        102
                                                            -----
                                                              252

HEALTH CARE - 16.9%

Able Laboratories, Inc. (a)                     12,440        256
American Medical Systems Holdings, Inc. (a)     20,450        690
Amerigroup Corp. (a)                             8,350        411
Cyberonics, Inc. (a)                             9,000        300
Cytyc Corp. (a)                                 24,200        614
Health Net, Inc. (a)                             7,705        204
LifePoint Hospitals, Inc. (a)                   14,600        543
Merit Medical Systems, Inc. (a)                 39,128        623
Nuvasive, Inc. (a)                              25,000        273
Quality Systems Inc. (a)                         3,160        155
Sierra Health Services, Inc. (a)                 8,200        367
The Medicines Co. (a)                            7,050        215
Thoratec Corp. (a)                              36,880        396
                                                            -----
                                                            5,047

HOTELS & MOTELS - 1.0%

Choice Hotels International, Inc.                6,000        301

INVESTMENT BANKING & BROKERAGE - 5.3%

Affiliated Managers Group, Inc. (a)              9,786        493
Piper Jaffray Companies, Inc. (a)               11,485        519
Southwest BanCorp of Texas                      12,550        554
                                                            -----
                                                            1,566

MANUFACTURING - 6.1%

Applied Films Corp. (a)                         11,040        320
Kennametal, Inc.                                 8,200        375
Oshkosh Truck Corp.                              5,700        327
Roper Industries, Inc.                           4,000        228
Terex Corp. (a)                                  9,430        322
The Manitowoc Co., Inc.                          7,100        240
                                                            -----
                                                            1,812

MULTIMEDIA - 5.2%

Emmis Communications Corp., Class A (a)         18,550        389
Sonic Solutions (a)                              9,435        200
Spanish Broadcasting Systems, Inc. (a)          47,000        438
Standard Microsystems Corp. (a)                 13,300        310
Witness Systems, Inc. (a)                       16,100        196
                                                            -----
                                                            1,533

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

SECURITY                                       SHARES   VALUE ($)
--------                                       ------   ---------
PERSONAL CARE - 0.7%

Elizabeth Arden, Inc. (a)                       9,600       202

PHARMACEUTICALS - 4.4%

Advancis Pharmaceutical Corp. (a)              35,000       237
Angiotech Pharmaceuticals, Inc. (a)            24,792       499
Medicis Pharmaceutical Corp., Class A           4,798       192
Orphan Medical, Inc. (a)                       12,900       130
Par Pharmaceutical Cos., Inc. (a)               6,700       236
                                                          -----
                                                          1,294

RESTAURANTS - 0.9%

P.F. Chang's China Bistro, Inc. (a)             3,240       133
Sonic Corp. (a)                                 6,170       141
                                                          -----
                                                            274

RETAIL - 6.2%

Big 5 Sporting Goods Corp. (a)                  5,500       144
Claire's Stores, Inc.                          12,900       280
Gymboree Corp. (a)                             13,500       207
Jos. A. Bank Clothiers, Inc. (a)                7,300       229
Pacific Sunwear of California, Inc.(a)          8,400       164
The Warnaco Group, Inc. (a)                    13,500       287
Tommy Hilfiger Corp. (a)                       19,879       302
Tractor Supply Co. (a)                          5,700       238
                                                          -----
                                                          1,851

SERVICES - 5.1%

Chemed Corp.                                   11,580       562
Corporate Executive Board Co.                   8,330       481
Labor Ready, Inc. (a)                          29,860       463
                                                          -----
                                                          1,506

TELECOMMUNICATIONS - 4.4%

Andrew Corp. (a)                               27,600       553
NII Holdings, Inc., Class B (a)                 7,960       268
Webmethods, Inc. (a)                           57,900       496
                                                          -----
                                                          1,317

TRANSPORTATION - 1.9%

Landstar System, Inc. (a)                      10,700       566
                                                          -----

TOTAL COMMON STOCKS                                      29,112

Cost: $28,326

SECURITY, RATE, MATURITY DATE            PRINCIPAL ($)     VALUE ($)
-----------------------------            -------------     ---------
REPURCHASE AGREEMENTS - 1.8%

Fifth Third Bank, 1.25%, 07/01/04
(Proceeds at maturity $536,
  collateralized by Federal Home Loan
  Mortgage Corp. security, 6.50%,
  10/01/18)

Cost: $536                                    536              536
                                                           ---------

TOTAL INVESTMENTS - 99.8%                                   29,648

Cost: $28,862 (b)

Percentages indicated are based on net assets of $29,701.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $65. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                 $ 2,438
Unrealized depreciation                  (1,717)
                                        -------
Net unrealized appreciation             $   721

CITIZENS EMERGING GROWTH FUND

SECURITY                               SHARES    VALUE ($)
--------                               -------   ---------
COMMON STOCKS - 99.7%

AIRLINES - 0.5%

JetBlue Airways Corp. (a)               29,100        855

BANKS - 1.1%

Commerce Bancorp, Inc.                  14,500        798
New York Community Bancorp, Inc.        28,900        567
North Fork Bancorporation, Inc.         17,600        670
                                                   ------
                                                    2,035

BIOTECHNOLOGY - 7.6%

Allergan, Inc.                          43,240      3,872
Biogen Idec, Inc. (a)                   22,108      1,398
Gilead Sciences, Inc. (a)               47,400      3,176
Intermune, Inc. (a)                    165,850      2,557
MedImmune, Inc. (a)                    116,300      2,721
                                                   ------
                                                   13,724

BROADCASTING - 1.5%

American Tower Corp. (a)                55,900        850
Radio One, Inc. (a)                     50,400        807
Univision Communications, Inc. (a)      33,700      1,076
                                                   ------
                                                    2,733

CHEMICALS - 0.6%

Praxair, Inc.                           26,100      1,042

COMPUTERS - 10.6%

Affiliated Computer Services, Inc. (a)  20,825      1,102
Citrix Systems, Inc. (a)                29,970        610
Corning, Inc. (a)                      111,800      1,460
DST Systems, Inc. (a)                   14,170        681
Intuit, Inc. (a)                        21,800        841
Lexmark International, Inc. (a)         22,320      2,156
Macromedia, Inc. (a)                    33,600        825
Mercury Interactive Corp. (a)           21,412      1,067
NetIQ Corp. (a)                         57,474        759
Network Appliance, Inc. (a)             49,700      1,070

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

SECURITY                                        SHARES       VALUE ($)
--------                                        -------      ---------
COMPUTERS (CONT.)

Novell, Inc. (a)                                138,650         1,163
Pixar, Inc. (a)                                  14,505         1,008
Red Hat, Inc. (a)                                41,100           944
Silicon Laboratories, Inc. (a)                   13,600           630
SunGard Data Systems, Inc. (a)                   48,245         1,254
Symantec Corp. (a)                               68,600         3,004
Symbol Technologies, Inc.                        46,031           678
                                                              -------
                                                               19,252

CONSTRUCTION - 0.4%

Centex Corp.                                     17,000           778

CONSUMER PRODUCTS - 0.6%

Black & Decker Corp.                             16,900         1,050

EDUCATION - 1.1%

Corinthian Colleges, Inc. (a)                    79,340         1,963

ELECTRICAL EQUIPMENT - 0.9%

Fisher Scientific International,                 16,100           930
Inc. (a)
Molex, Inc.                                      22,100           709
                                                              -------
                                                                1,639

ELECTRONICS - 15.4%

Adobe Systems, Inc.                              59,025         2,746
Agilent Technologies, Inc. (a)                   23,400           685
Altera Corp. (a)                                 63,400         1,409
Broadcom Corp., Class A (a)                      42,500         1,988
Cabot Microelectronics Corp. (a)                 74,120         2,269
Electronic Arts, Inc. (a)                        34,100         1,860
Harman International Industries, Inc.            12,100         1,101
International Rectifier Corp. (a)                14,700           609
Jabil Circuit, Inc. (a)                          66,100         1,664
JDS Uniphase Corp. (a)                          221,450           839
Johnson Controls, Inc.                           24,000         1,281
Juniper Networks, Inc. (a)                      101,700         2,499
KLA-Tencor Corp. (a)                             29,600         1,462
Microchip Technology, Inc.                       34,135         1,077
National Semiconductor Corp. (a)                 54,000         1,187
Novellus Systems, Inc. (a)                       19,900           626
NVIDIA Corp. (a)                                 28,800           590
PerkinElmer, Inc.                                33,800           677
PMC-Sierra, Inc. (a)                             37,875           544
QLogic Corp. (a)                                 44,500         1,183
Sandisk Corp. (a)                                24,300           527
Waters Corp. (a)                                 23,200         1,108
                                                              -------
                                                               27,931

ENERGY & UTILITIES - 4.6%

Cambior, Inc. (a)                               253,937           673
Coeur d'Alene Mines Corp. (a)                    43,425           177
DBJ Services Co. (a)                             23,760         1,089
EOG Resources, Inc.                              23,200         1,386
Forest Oil Corp. (a)                             38,500         1,052
Kinder Morgan, Inc.                              18,600         1,103
ONEOK, Inc.                                      29,700           653
Patterson-UTI Energy, Inc.                       28,000           935
Pogo Producing Co.                               10,100           499
Smith International, Inc. (a)                    14,530           810
                                                              -------
                                                                8,377

FINANCIAL - DIVERSIFIED - 3.3%

Investors Financial Services Corp.               24,500         1,068
Jefferies Group, Inc.                            20,600           637
Legg Mason, Inc.                                  9,715           884
Moody's Corp.                                    22,600         1,461
SouthTrust Corp.                                 21,100           819
Synovus Financial Corp.                          43,500         1,101
                                                              -------
                                                                5,970

FOODS - 2.0%

Bunge, Ltd.                                      27,550         1,074
Hershey Foods Corp.                              21,400           990
Krispy Kreme Doughnuts, Inc. (a)                 28,200           538
Pepsi Bottling Group, Inc.                       32,000           977
                                                              -------
                                                                3,579

HEALTH CARE - 11.2%

Barr Laboratories, Inc. (a)                      70,400         2,372
Biomet, Inc.                                     22,500         1,000
Cytyc Corp. (a)                                 130,500         3,311
Health Management
  Associates Inc., Class A                      136,670         3,064
Health Net, Inc. (a)                             48,908         1,296
Laboratory Corporation of
  America Holdings (a)                           56,300         2,235
Mylan Laboratories, Inc.                        142,300         2,882
Sierra Health Services, Inc. (a)                 40,170         1,796
Thoratec Corp. (a)                              221,100         2,372
                                                              -------
                                                               20,328

HOTELS & MOTELS - 1.3%

Hilton Hotels Corp.                              38,700           722
Marriott International, Inc., Class A            33,300         1,661
                                                              -------
                                                                2,383

INSURANCE - 2.0%

American Medical Security Group, Inc. (a)        40,926         1,115
Fidelity National Financial Corp.                23,600           881
Wellchoice, Inc. (a)                             39,241         1,625
                                                              -------
                                                                3,621

INVESTMENT BANKING & BROKERAGE - 1.2%

E*TRADE Group, Inc. (a)                          60,155           671
Friedman, Billings, Ramsey Group, Inc.           38,600           764
T. Rowe Price Group, Inc.                        16,255           819
                                                              -------
                                                                2,254

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

SECURITY                                          SHARES    VALUE ($)
--------                                          -------   ---------

MANUFACTURING - 6.2%

American Standard Cos., Inc. (a)                   22,100        891
Cintas Corp.                                       19,080        910
Donaldson Co., Inc.                                30,000        879
Ecolab, Inc.                                       50,500      1,600
Graco, Inc.                                        34,100      1,059
Mattel, Inc.                                       70,700      1,290
Nucor Corp.                                        11,800        906
Oshkosh Truck Corp.                                16,700        957
Pactiv Corp. (a)                                   30,000        748
Pentair, Inc.                                      34,000      1,144
Zebra Technologies Corp., Class A (a)               9,600        835
                                                             -------
                                                              11,219

MULTIMEDIA - 0.4%

Cox Radio, Inc., Class A                           43,113        749

OFFICE EQUIMENT & SUPPLIES - 0.5%

Pitney Bowes, Inc.                                 18,550        821

PERSONAL CARE - 0.6%

The Estee Lauder Cos., Inc., Class A               21,400      1,044

PHARMACEUTICALS - 1.0%

Angiotech Pharmaceuticals, Inc. (a)                85,532      1,723

PUBLISHING - 0.6%

John Wiley & Sons, Inc.                            31,300      1,002

RESTAURANTS - 3.8%

Darden Restaurants, Inc.                           27,900        573
Starbucks Corp. (a)                                71,100      3,091
The Cheesecake Factory (a)                         20,700        824
YUM! Brands, Inc. (a)                              65,500      2,438
                                                             -------
                                                               6,926

RETAIL - 11.4%

Advance Auto Parts (a)                             24,300      1,074
Chico's FAS, Inc. (a)                              21,300        962
Claire's Stores, Inc.                              46,700      1,013
Coach, Inc. (a)                                    27,700      1,252
Dollar General Corp.                               57,900      1,133
Dollar Tree Stores, Inc. (a)                       38,600      1,059
Fastenal Co.                                       28,600      1,625
Foot Locker, Inc.                                  21,003        511
Michaels Stores, Inc.                              20,600      1,133
Polo Ralph Lauren                                  18,000        620
RadioShack Corp.                                   27,500        787
Staples, Inc.                                     111,450      3,266
The TJX Cos., Inc.                                 76,335      1,842
Tiffany & Co.                                      29,900      1,102
Tommy Hilfiger Corp. (a)                           48,211        730
Whole Foods Market, Inc.                           16,150      1,542
Williams Sonoma, Inc. (a)                          31,400      1,035
                                                             -------
                                                              20,686

SERVICES - 7.8%

Apollo Group, Inc., Class A (a)                    22,000      1,943
ARAMARK Corp.                                      24,425        702
Career Education Corp. (a)                         22,200      1,011
Corporate Executive Board Co.                      29,200      1,687
Dun & Bradstreet Corp. (a)                          8,100        437
Expeditors International of
  Washington, Inc.                                 24,700      1,220
Fair Isaac & Co., Inc.                             25,000        835
Fiserv, Inc. (a)                                   48,040      1,869
Getty Images, Inc. (a)                             24,850      1,491
Iron Mountain, Inc. (a)                            19,900        960
Manpower, Inc.                                     20,900      1,061
Monster Worldwide, Inc. (a)                        32,300        831
                                                             -------
                                                              14,047

TELECOMMUNICATIONS - 1.0%

Nextel Partners, Inc. (a)                          53,000        844
UTStarcom, Inc. (a)                                30,300        916
                                                             -------
                                                               1,760

TRANSPORTATION - 0.5%

J.B. Hunt Transport Services, Inc.                 24,300        937
                                                             -------
TOTAL COMMON STOCKS                                          180,428

Cost: $166,896

SECURITY, RATE, MATURITY DATE           PRINCIPAL ($)      VALUE ($)
-----------------------------           -------------      ---------
REPURCHASE AGREEMENTS - 0.1%

Fifth Third Bank, 1.25%, 07/01/04
(Proceeds at maturity $75,
  collateralized by Federal Home Loan
  Mortgage Corp. security, 5.00%,
  10/01/18)
  Cost: $75                                  75                  75
                                                            -------
TOTAL INVESTMENTS - 99.8%                                   180,503

Cost: $166,971 (b)

Percentages indicated are based on net assets of $180,900.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs from federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,442. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation        $ 20,247
Unrealized depreciation          (8,157)
                               --------
Net unrealized appreciation    $ 12,090

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

CITIZENS CORE GROWTH FUND

SECURITY                                       SHARES    VALUE ($)
--------                                       -------   ---------
COMMON STOCKS - 99.3%

AIR FREIGHT - 2.9%

FedEx Corp.                                     80,060      6,540
United Parcel Service, Class B                  47,500      3,571
                                                           ------
                                                           10,111

AIRLINES - 1.0%

Southwest Airlines Co.                         213,700      3,584

BANKS - 2.8%

Bank of America Corp.                           54,700      4,628
Bank of New York Co., Inc.                      56,000      1,651
First Horizon National Corp.                    36,800      1,673
North Fork Bancorporation, Inc.                 43,800      1,667
                                                           ------
                                                            9,619

BIOTECHNOLOGY - 3.8%

Allergan, Inc.                                  41,000      3,670
Gilead Sciences, Inc. (a)                       91,700      6,145
MedImmune, Inc. (a)                            139,800      3,271
                                                           ------
                                                           13,086

CHEMICALS - 3.4%

Amgen, Inc. (a)                                143,050      7,807
Praxair, Inc.                                   51,000      2,035
Sigma-Aldrich Corp.                             33,000      1,967
                                                           ------
                                                           11,809

COMPUTERS - 8.1%

Dell, Inc. (a)                                  77,000      2,758
Hewlett-Packard Co.                            167,250      3,529
Intel Corp.                                    348,400      9,617
International Business Machines Corp.           29,000      2,556
Novell, Inc. (a)                               413,600      3,470
Pixar, Inc. (a)                                 26,500      1,842
Symantec Corp. (a)                              94,000      4,115
                                                           ------
                                                           27,887

CONSUMER PRODUCTS - 0.5%

Black & Decker Corp.                            30,500      1,895

ELECTRONICS - 6.2%

Analog Devices, Inc.                            43,225      2,035
Applied Materials, Inc. (a)                    120,900      2,372
Cisco Systems, Inc. (a)                        234,200      5,550
Electronic Arts, Inc. (a)                       35,300      1,926
Johnson Controls, Inc.                          38,400      2,050
Maxim Integrated Products, Inc.                 43,400      2,275
National Semiconductor Corp. (a)                78,000      1,715
Texas Instruments, Inc.                        142,000      3,434
                                                           ------
                                                           21,357

ENERGY & UTILITIES - 5.0%

Anadarko Petroleum Corp.                        32,000      1,875
Apache Corp.                                    42,100      1,833
Baker Hughes, Inc.                              49,000      1,845
Burlington Resources, Inc.                      52,000      1,881
ConocoPhillips                                 128,850      9,831
Vulcan Power Co., Class A (a) (b)               40,000          -
                                                           ------
                                                           17,265

ENTERTAINMENT - 1.3%

Comcast Corp. Class A (a)                      160,500      4,499

FINANCIAL - DIVERSIFIED - 9.1%

AMBAC Financial Group, Inc.                     26,000      1,909
American Express Co.                            43,945      2,258
Capital One Financial Corp.                     40,000      2,735
Citigroup, Inc.                                147,000      6,836
Fannie Mae                                      37,000      2,640
MBNA Corp.                                     139,000      3,585
Mellon Financial Corp.                          56,000      1,642
Synovus Financial Corp.                         67,500      1,709
Wachovia Corp.                                  57,000      2,537
Wells Fargo & Co.                               88,350      5,056
                                                           ------
                                                           30,907

FINANCIAL SERVICES - 0.5%

Golden West Financial Corp.                     17,000      1,808

FOODS - 4.9%

Bunge, Ltd.                                     49,000      1,908
Coca-Cola Co.                                   90,100      4,548
Hershey Foods Corp.                             39,400      1,823
PepsiCo, Inc.                                   65,550      3,532
Sara Lee Corp.                                 149,600      3,439
Wm.Wrigley Jr. Co.                              28,500      1,797
                                                           ------
                                                           17,047

HEALTH CARE - 10.4%

Barr Laboratories, Inc. (a)                    153,650      5,178
Boston Scientific Corp. (a)                    109,000      4,665
Medtronic, Inc.                                104,888      5,110
Mylan Laboratories, Inc.                       231,700      4,692
Pfizer, Inc.                                   203,200      6,965
St. Jude Medical, Inc. (a)                      24,000      1,816
UnitedHealth Group, Inc.                       114,100      7,102
                                                           ------
                                                           35,528

HOTELS & MOTELS - 0.5%

Marriott International, Inc., Class A           37,000      1,846

INSURANCE - 4.2%

ACE, Ltd.                                       39,000      1,649
American International Group, Inc.             104,494      7,448
The St. Paul Travelers Companies, Inc.          43,460      1,762
The Allstate Corp.                              77,020      3,585
                                                           ------
                                                           14,444

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

SECURITY                                    SHARES    VALUE ($)
--------                                    -------   ---------
INVESTMENT BANKING & BROKERAGE - 1.1%
T. Rowe Price Group, Inc.                    32,300      1,628
The Goldman Sachs Group, Inc.                24,000      2,260
                                                       -------
                                                         3,888

MANUFACTURING - 5.8%

3M Co.                                       74,100      6,670
Deere & Co.                                  40,000      2,806
Illinois Tool Works, Inc.                    47,600      4,564
Procter & Gamble Co.                        110,000      5,988
                                                       -------
                                                        20,028

PERSONAL CARE - 2.8%

Avon Products, Inc.                          96,100      4,435
Colgate-Palmolive Co.                        35,680      2,085
Gillette Co.                                 73,000      3,095
                                                       -------
                                                         9,615

PHARMACEUTICALS - 0.7%

Zimmer Holdings, Inc. (a)                    28,000      2,470

RESTAURANTS - 2.1%

McDonald's Corp.                             78,000      2,028
Starbucks Corp. (a)                         123,800      5,383
                                                       -------
                                                         7,411

RETAIL - 11.3%

Costco Wholesale Corp.                       99,000      4,066
CVS Corp.                                   185,000      7,773
eBay, Inc. (a)                               16,900      1,554
Home Depot, Inc.                            183,000      6,441
Lowe's Cos., Inc.                            27,300      1,435
Nordstrom, Inc.                              84,800      3,613
Target Corp.                                120,650      5,124
The Gap, Inc.                                77,000      1,867
The TJX Cos., Inc.                          179,500      4,333
Walgreen Co.                                 65,200      2,361
                                                       -------
                                                        38,567

SERVICES - 5.5%

Apollo Group, Inc., Class A (a)              64,600      5,703
Cendant Corp.                               197,500      4,835
First Data Corp.                             82,000      3,651
Getty Images, Inc. (a)                       31,600      1,896
Manpower, Inc.                               59,300      3,011
                                                       -------
                                                        19,096

TELECOMMUNICATIONS - 5.4%

Motorola, Inc.                              263,810      4,815
Nextel Communications, Inc. (a)             191,000      5,092
QUALCOMM, Inc.                               58,500      4,269
Scientific-Atlanta, Inc.                     56,855      1,961
Verizon Communications, Inc.                 73,000      2,642
                                                       -------
                                                        18,779
                                                       -------
TOTAL COMMON STOCKS                                    342,546

Cost: $302,527

SECURITY, RATE, MATURITY DATE          PRINCIPAL ($)       VALUE ($)
-----------------------------          -------------       ---------

REPURCHASE AGREEMENTS - 0.1%
Fifth Third Bank, 1.25%, 07/01/04
(Proceeds at maturity $134,
  collateralized by Federal Home Loan
  Mortgage Corp. security, 5.00%,
  10/01/18)

Cost: $134                                  134                 134
                                                           --------

TOTAL INVESTMENTS - 99.4%                                   342,680
Cost: $302,661 (c)

Percentages indicated are based on net assets of $344,830.

(a) Non-income producing security.

(b) Restricted security constituting 0.00% of net assets which may not be publicly sold without registration under the Securities Act of 1933. This security is valued at its fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the security is as follows:

Acquisition Date: March 3, 1995
Cost: $300
Value: $0

(c) Represents cost for financial reporting purposes and differs from federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4,849. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation          $40,995
Unrealized depreciation           (5,825)
                                 -------
Net unrealized appreciation      $35,170

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

CITIZENS 300 FUND

SECURITY                                     SHARES       VALUE ($)
--------                                    --------      ---------
COMMON STOCKS - 101.2%

AIR FREIGHT - 1.8%

FedEx Corp.                                      400          33
United Parcel Service, Class B                 1,165          87
                                                             ---
                                                             120

AIRLINES - 0.2%

JetBlue Airways Corp. (a)                        100           3
Southwest Airlines Co.                           830          14
                                                             ---
                                                              17

AUTO MANUFACTURING - 0.1%

PACCAR, Inc.                                     150           9

BANKS - 1.7%

Bank of New York Co., Inc.                       800          24
BB&T Corp.                                       600          22
Fifth Third Bancorp                              600          33
National City Corp.                              600          21
Suntrust Banks, Inc.                             300          19
                                                             ---
                                                             119

BIOTECHNOLOGY - 1.4%

Allergan, Inc.                                   100           9
Biogen Idec, Inc. (a)                            475          30
Chiron Corp. (a)                                 200           9
Forest Laboratories, Inc. (a)                    400          23
Genzyme Corp. (a)                                200           9
Gilead Sciences, Inc. (a)                        200          13
MedImmune, Inc. (a)                              200           5
                                                             ---
                                                              98

BROADCASTING - 0.6%

Clear Channel Communications, Inc.               600          22
Univision Communications, Inc. (a)               500          16
                                                             ---
                                                              38

CHEMICALS - 1.7%

Air Products & Chemicals, Inc.                   200          10
Amgen, Inc. (a)                                1,400          77
Engelhard Corp.                                  200           6
Praxair, Inc.                                    400          16
Sigma-Aldrich Corp.                              100           6
                                                             ---
                                                             115

COMPUTERS - 11.3%

Automatic Data Processing                        700          29
Citrix Systems, Inc. (a)                         225           5
Corning, Inc. (a)                              1,480          19
Dell, Inc. (a)                                 2,700          97
EMC Corp. (a)                                  2,400          27
Hewlett-Packard Co.                            3,210          68
Intel Corp.                                    6,830         189
International Business Machines Corp.          1,850         163
Intuit, Inc. (a)                                 200           8
Lexmark International, Inc. (a)                  150          14
National Instruments Corp.                       100           3
Network Appliance, Inc. (a)                      200           4
Novell, Inc. (a)                                 400           3
Oracle Corp. (a)                               5,500          66
SunGard Data Systems, Inc. (a)                   500          13
Symantec Corp. (a)                               400          18
Yahoo!, Inc. (a)                               1,400          51
                                                             ---
                                                             777

CONSTRUCTION - 0.3%

Centex Corp.                                     200           9
D. R. Horton, Inc.                               150           4
Lennar Corp.                                     200           9
                                                             ---
                                                              22

CONSUMER PRODUCTS - 1.1%

Black & Decker Corp.                             100           6
Clorox Co.                                       300          16
Kimberly-Clark Corp.                             500          33
Newell Rubbermaid, Inc.                          500          12
Whirlpool Corp.                                  100           7
                                                             ---
                                                              74

ELECTRICAL EQUIPMENT - 1.9%
American Power Conversion Corp.                  220           4
Emerson Electric Co.                             400          25
Molex, Inc.                                      400          13
Sanmina Corp. (a)                                600           5
Tyco International, Ltd.                       2,110          70
W.W. Grainger, Inc.                              200          12
                                                             ---
                                                             129

ELECTRONICS - 6.0%

Adobe Systems, Inc.                              200           9
Analog Devices, Inc.                             300          14
Applied Materials, Inc. (a)                    1,800          35
Broadcom Corp., Class A (a)                      300          14
Cisco Systems, Inc. (a)                        7,330         174
Electronic Arts, Inc. (a)                        400          22
Harman International Industries, Inc.            200          18
JDS Uniphase Corp. (a)                           800           3
Johnson Controls, Inc.                           200          11
Juniper Networks, Inc. (a)                       600          15
Linear Technology Corp.                          300          12
Maxim Integrated Products, Inc.                  350          18
NVIDIA Corp. (a)                                 100           2
Rockwell Automation, Inc.                        100           4
SPX Corp.                                        200           9
Texas Instruments, Inc.                        1,800          44
Xilinx, Inc.                                     300          10
                                                             ---
                                                             414

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

SECURITY                                SHARES  VALUE ($)
--------                                ------  ---------
ENERGY & UTILITIES - 4.0%

AES Corp. (a)                            1,300      13
Anadarko Petroleum Corp.                   200      12
Apache Corp.                               400      17
Baker Hughes, Inc.                         300      11
BJ Services Co. (a)                        200       9
Burlington Resources, Inc.                 400      14
Calpine Corp. (a)                          300       1
ConocoPhillips                             700      54
Devon Energy Corp.                         200      13
Diamond Offshore Drilling, Inc.            200       5
EOG Resources, Inc.                        200      12
Equitable Resources, Inc.                  135       7
KeySpan Corp.                              200       7
Kinder Morgan, Inc.                        200      12
NiSource, Inc.                             300       6
Noble Corp. (a)                            200       8
Pepco Holdings, Inc.                       100       2
Pioneer Natural Resources Co.              200       7
Pogo Producing Co.                         100       5
Puget Energy Inc.                          100       2
Smith International, Inc. (a)              100       6
The Williams Cos., Inc.                  1,100      13
Transocean, Inc. (a)                       200       6
Valero Energy Corp.                        200      15
XTO Energy, Inc.                           500      15
                                                   ---
                                                   272

ENTERTAINMENT - 3.1%

Comcast Corp., Class A (a)               2,300      64
Time Warner, Inc. (a)                    4,800      85
Viacom, Inc.                             1,800      64
                                                   ---
                                                   213

FINANCIAL - DIVERSIFIED - 14.6%

AMBAC Financial Group, Inc.                200      15
American Express Co.                     1,400      72
Capital One Financial Corp.                300      21
Citigroup, Inc.                          5,500     255
Fannie Mae                               1,000      71
Freddie Mac                                700      44
J.P. Morgan Chase & Co.                  2,200      85
Lehman Brothers Holdings, Inc.             400      30
MBNA Corp.                               1,300      34
Mellon Financial Corp.                     400      12
Merrill Lynch & Co.                      1,000      54
MetLife, Inc.                              800      29
Moody's Corp.                              200      13
Northern Trust Corp.                       200       8
SLM Corp.                                  600      24
State Street Corp.                         300      15
Synovus Financial Corp.                    500      13
Wachovia Corp.                           1,400      62
Washington Mutual, Inc.                    900      35
Wells Fargo & Co.                        1,760     100
                                                   ---
                                                   992

FINANCIAL SERVICES - 0.7%

Charles Schwab Corp.                     1,400      13
Golden West Financial Corp.                200      22
Principal Financial Group                  300      10
                                                   ---
                                                    45

FOODS - 5.2%

Bunge, Ltd.                                100       4
Coca-Cola Co.                            2,600     130
General Mills, Inc.                        300      14
H.J. Heinz Co.                             300      12
Hershey Foods Corp.                        400      19
Kellogg Co.                                449      19
McCormick & Co., Inc.                      100       3
Pepsi Bottling Group, Inc.                 500      15
PepsiCo, Inc.                            1,850     100
Sara Lee Corp.                             850      20
SUPERVALU, Inc.                            100       3
Wm.Wrigley Jr. Co.                         300      19
                                                   ---
                                                   358

HEALTH CARE - 12.9%

Baxter International, Inc.                 800      28
Becton, Dickinson & Co.                    400      21
Biomet, Inc.                               200       9
Boston Scientific Corp. (a)                900      39
Cardinal Health, Inc.                      500      35
Eli Lilly & Co.                          1,200      84
Express Scripts, Inc. (a)                  100       8
Guidant Corp.                              400      22
Health Management Associates Inc.,
  Class A                                  100       2
Johnson & Johnson, Inc.                  3,100     173
Laboratory Corporation
  of America Holdings (a)                  225       9
Medtronic, Inc.                          1,300      63
Mylan Laboratories, Inc.                   150       3
Pfizer, Inc.                             8,125     279
Quest Diagnostics, Inc.                    100       8
St. Jude Medical, Inc. (a)                 200      15
Stryker Corp.                              520      29
UnitedHealth Group, Inc.                   600      37
WellPoint Health Networks, Inc. (a)        200      22
                                                   ---
                                                   886

HOTELS & MOTELS - 0.1%

Marriott International, Inc. Class A       200      10

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

SECURITY                                     SHARES       VALUE ($)
--------                                     ------       ---------
INSURANCE - 5.2%
American International Group, Inc.            2,815          201
Anthem, Inc. (a)                                100            9
Hartford Financial Services Group, Inc.         400           27
Marsh & McLennan Cos., Inc.                     500           23
MBIA, Inc.                                      200           11
Progressive Corp.                               200           17
The St. Paul Travelers Companies, Inc.          870           35
The Allstate Corp.                              700           33
                                                             ---
                                                             356

INVESTMENT BANKING & BROKERAGE - 0.8%
T. Rowe Price Group, Inc.                       170            9
The Goldman Sachs Group, Inc.                   500           47
                                                             ---
                                                              56

LEISURE - 0.4%

Harley-Davidson, Inc.                           400           25

MANUFACTURING - 5.9%

3M Co.                                          800           72
American Standard Cos., Inc. (a)                300           12
Bausch & Lomb, Inc.                             100            7
Cintas Corp.                                    135            6
Dana Corp.                                      100            2
Deere & Co.                                     300           21
Donaldson Co., Inc.                             100            3
Dover Corp.                                     300           13
Eaton Corp.                                     200           13
Ecolab, Inc.                                    200            6
Gentex Corp.                                    105            4
Illinois Tool Works, Inc.                       300           29
Ingersoll-Rand Co.                              200           14
Mattel, Inc.                                    800           15
Nucor Corp.                                     200           15
Parker Hannifin Corp.                           100            6
Procter & Gamble Co.                          2,702          146
Sealed Air Corp. (a)                            100            5
Smurfit-Stone Container Corp. (a)               600           12
Sonoco Products Co.                             100            3
Worthington Industries, Inc.                    100            2
                                                             ---
                                                             406

OFFICE EQUIPMENT & SUPPLIES - 0.3%
Avery Dennison Corp.                            200           13
Pitney Bowes, Inc.                              200            9
                                                             ---
                                                              22

PERSONAL CARE - 1.8%

Avon Products, Inc.                             600           28
Colgate-Palmolive Co.                           560           33
Gillette Co.                                  1,100           46
The Estee Lauder Cos., Inc., Class A            300           15
                                                             ---
                                                             122
PHARMACEUTICALS - 0.5%

McKesson Corp.                                  400           14
Zimmer Holdings, Inc. (a)                       200           17
                                                             ---
                                                              31

PUBLISHING - 0.9%

Gannett Co., Inc.                               310           26
McGraw-Hill Cos., Inc.                          200           15
New York Times Co.                              200            9
Tribune Co.                                     300           14
                                                             ---
                                                              64

RAILROADS - 0.3%

Norfolk Southern Corp.                          700           19

REAL ESTATE - 0.1%

The St. Joe Co.                                 120            5

RESTAURANTS - 0.7%

McDonald's Corp.                              1,300           34
Starbucks Corp. (a)                             400           17
                                                             ---
                                                              51

RETAIL - 7.1%

AutoZone, Inc. (a)                              100            8
Bed Bath & Beyond, Inc. (a)                     300           12
Best Buy & Co., Inc.                            400           20
Chico's FAS, Inc. (a)                           105            5
Coach, Inc. (a)                                 300           14
Costco Wholesale Corp.                          400           16
CVS Corp.                                       430           18
Dollar General Corp.                            400            8
eBay, Inc. (a)                                  700           64
Family Dollar Stores, Inc.                      400           12
Hasbro, Inc.                                    100            2
Home Depot, Inc.                              2,415           84
Limited, Inc.                                   725           14
Lowe's Cos., Inc.                               800           42
Masco Corp.                                     515           16
Staples, Inc.                                   530           16
Target Corp.                                  1,000           42
The Gap, Inc.                                   868           21
The TJX Cos., Inc.                              500           12
Tiffany & Co.                                   300           11
Walgreen Co.                                  1,100           40
Whole Foods Market, Inc.                        100           10
                                                             ---
                                                             487

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

SECURITY                             SHARES    VALUE ($)
--------                             ------    ---------
SERVICES - 2.9%

Apollo Group, Inc., Class A (a)         200        18
ARAMARK Corp.                           400        12
Career Education Corp. (a)              200         9
Cendant Corp.                         1,000        24
Expeditors International of
  Washington, Inc.                      200        10
First Data Corp.                        900        39
Fiserv, Inc. (a)                        400        16
Monster Worldwide, Inc. (a)             100         3
Omnicom Group, Inc.                     200        15
Pall Corp.                              100         3
Paychex, Inc.                           300        10
Sysco Corp.                             710        25
Unisys Corp. (a)                        700        10
Viad Corp.                              125         3
                                                -----
                                                  197

TELECOMMUNICATIONS - 5.6%

Lucent Technologies, Inc. (a)         5,000        19
Motorola, Inc.                        2,500        46
Nextel Communications, Inc. (a)       1,200        32
QUALCOMM, Inc.                          800        58
SBC Communications, Inc.              3,530        86
Scientific-Atlanta, Inc.                200         7
Sprint Corp.                          1,517        27
UTStarcom, Inc. (a)                     130         4
Verizon Communications, Inc.          2,950       106
                                                -----
                                                  385
                                                -----
TOTAL COMMON STOCKS                             6,934

Cost: $6,544

TOTAL INVESTMENTS - 101.2%                      6,934
Cost: $6,544 (b)

Percentages indicated are based on net assets of $6,849.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs from federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $14. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation           $ 527
Unrealized depreciation            (151)
                                  -----
Net unrealized appreciation       $ 376

CITIZENS SMALL CAP VALUE FUND

SECURITY                                          SHARES    VALUE ($)
--------                                          ------    ---------

COMMON STOCKS - 94.6%

AIRLINES - 3.4%

MAIR Holdings, Inc. (a)                            5,760        47

BANKS - 1.6%

Bank Mutual Corp.                                    540         6
NewAlliance Bancshares, Inc. (a)                   1,120        16
                                                               ---
                                                                22

COMPUTERS - 7.9%

Blue Martini Software, Inc. (a)                    2,426        11
Computer Horizons Corp. (a)                       11,235        45
NetIQ Corp. (a)                                      970        13
Techteam Global, Inc. (a)                          1,894        17
Tier Technologies, Inc. (a)                        2,380        23
                                                               ---
                                                               109

ELECTRONICS -7.9%

C-COR, Inc. (a)                                      750         8
Cabot Microelectronics Corp. (a)                     820        25
Lakeland Industries, Inc. (a)                      1,391        33
ONYX Software Corp. (a)                            4,328        18
Optical Communication Products, Inc. (a)           4,563        11
Selectica, Inc. (a)                                2,850        14
                                                               ---
                                                               109

ENERGY & UTILITIES - 8.6%

Cambior, Inc. (a)                                  7,492        20
Coeur d'Alene Mines Corp. (a)                        965         4
Forest Oil Corp. (a)                                 795        22
Global Industries Ltd. (a)                         4,575        27
Pogo Producing Co.                                   270        13
Stone Energy Corp. (a)                               225        10
UGI Corp. (a)                                        700        22
                                                               ---
                                                               118

FINANCIAL - DIVERSIFIED - 2.4%
American Financial Realty Trust                      920        13
BISYS Group, Inc. (a)                              1,385        20
                                                               ---
                                                                33

FOODS - 3.2%

Chiquita Brands International, Inc. (a)              720        15
Sanderson Farms, Inc.                                543        29
                                                               ---
                                                                44

HEALTH CARE - 3.1%

Cross Country Healthcare, Inc. (a)                   735        13
CV Therapeutics, Inc. (a)                            900        15
Vical, Inc. (a)                                    2,400        14
                                                               ---
                                                                42

INSURANCE - 2.6%

American Medical Security Group, Inc. (a)          1,330        36

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

SECURITY                                        SHARES    VALUE ($)
--------                                        ------    ---------
MANUFACTURING - 12.1%

Compass Minerals International, Inc.             2,280        44
Credence Systems Corp. (a)                       1,350        19
Crown Holdings, Inc. (a)                         1,985        20
Microtune, Inc. (a)                              7,344        34
Omnova Solutions, Inc. (a)                       2,820        17
Silgan Holdings, Inc.                              385        16
Standard Motor Products, Inc.                      470         7
U.S. Home Systems, Inc. (a)                      1,300         9
                                                           -----
                                                             166

MULTIMEDIA - 3.5%

Alloy, Inc. (a)                                  2,880        17
Insight Communications Co., Inc. (a)             3,270        31
                                                           -----
                                                              48

PHARMACEUTICALS - 3.1%

A.P. Pharma, Inc. (a)                            2,610         9
Noven Pharmaceuticals, Inc. (a)                    680        15
Par Pharmaceutical Cos., Inc. (a)                  542        19
                                                           -----
                                                              43

REAL ESTATE - 1.2%

Sunterra Corp. (a)                               1,370        17

RESTAURANTS - 0.9%

Champps Entertainment, Inc. (a)                  1,510        12

RETAIL - 7.7%

Bon-Ton Stores                                     840        12
Claire's Stores, Inc.                            1,170        24
Department 56, Inc. (a)                          1,025        16
Hancock Fabrics, Inc.                            1,611        21
Talbots, Inc.                                      383        15
Tommy Hilfiger Corp. (a)                           893        14
Too, Inc. (a)                                      220         4
                                                           -----
                                                             106

SERVICES - 21.4%

Captaris, Inc. (a)                               2,000        13
Chemed Corp.                                       850        41
Digital Generation Systems, Inc. (a)            19,370        29
Dycom Industries, Inc. (a)                         750        21
Freemarkets, Inc. (a)                            2,870        19
Hawaiian Electric Industries, Inc.                 600        16
IKON Office Solutions, Inc.                      2,060        24
On Assignment, Inc. (a)                          3,440        20
Per-Se Technologies, Inc. (a)                      850        12
Precis, Inc. (a)                                 3,048         8
Private Business, Inc. (a)                       8,795        21
SM&A (a)                                         1,050         9
Stamps.com, Inc. (a)                             1,782        18
Swift Transportation Co., Inc. (a)               1,295        23
Tetra Tech, Inc. (a)                             1,310        21
                                                           -----
                                                             295

TELECOMMUNICATIONS - 4.0%

Celeritek, Inc.                                  2,733        10
Glenayre Technologies, Inc. (a)                  4,800        11
MDSI Mobile Data Solutions, Inc. (a)             1,340         9
Talk America Holdings, Inc. (a)                    725         6
Webmethods, Inc. (a)                             2,220        19
                                                           -----
                                                              55
                                                           -----
TOTAL COMMON STOCKS                                        1,302

Cost: $1,274

SECURITY, RATE, MATURITY DATE            PRINCIPAL ($)     VALUE ($)
-----------------------------            -------------     ---------
REPURCHASE AGREEMENTS - 3.5%
Fifth Third Bank, 1.25%, 07/01/04
(Proceeds at maturity $48,
  collateralized by Federal Home Loan
  Mortgage Corp. security,
  5.00%, 10/01/18)

Cost: $48                                     48                48
                                                             -----

TOTAL INVESTMENTS - 98.1%                                    1,350
Cost: $1,322 (b)

Percentages indicated are based on net assets of $1,376.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $7. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation           $61
Unrealized depreciation           (40)
                                  ---
Net unrealized appreciation       $21

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

CITIZENS VALUE FUND

SECURITY                                         SHARES     VALUE ($)
--------                                         ------     ---------
COMMON STOCKS - 99.6%

AIR FREIGHT - 2.9%
FedEx Corp.                                       8,440         689

APPAREL MANUFACTURERS - 1.2%

Reebok International, Ltd.                        4,200         151
V.F. Corp.                                        2,815         137
                                                              -----
                                                                288

AUTO MANUFACTURERS - 0.5%

PACCAR, Inc.                                      2,210         128

BANKS - 3.3%

Bank of America Corp.                             6,200         525
KeyCorp                                           8,900         266
                                                              -----
                                                                791

CHEMICALS - 1.9%

Amgen, Inc. (a)                                   5,950         325
Engelhard Corp.                                   3,725         120
                                                              -----
                                                                445

COMPUTERS - 6.5%

Affiliated Computer Services, Inc.(a)             2,355         125
Hewlett-Packard Co.                              27,530         580
Intel Corp.                                       4,130         114
International Business Machines Corp.             4,535         400
Microsoft Corp.                                   5,500         157
Storage Technology Corp. (a)                      5,690         165
                                                              -----
                                                              1,541

CONSTRUCTION - 1.9%

KB Home                                           2,070         142
Lafarge North America, Inc.                       6,920         300
                                                              -----
                                                                442

CONSUMER PRODUCTS - 2.4%

Kimberly-Clark Corp.                              8,800         580

ELECTRONICS - 6.1%

Agilent Technologies, Inc. (a)                   12,375         362
Applied Materials, Inc. (a)                      19,155         376
International Rectifier Corp. (a)                 3,530         146
National Semiconductor Corp. (a)                 11,090         244
QLogic Corp. (a)                                  4,550         121
SPX Corp.                                         4,720         219
                                                              -----
                                                              1,468

ENERGY & UTILITIES - 7.4%

Anadarko Petroleum Corp.                          5,335         313
Apache Corp.                                      6,930         302
ConocoPhillips                                    9,140         696
Devon Energy Corp.                                4,090         270
NiSource, Inc.                                    9,390         194
                                                              -----
                                                              1,775

ENTERTAINMENT - 1.7%
Viacom, Inc.                                     11,030         394

FINANCIAL - DIVERSIFIED - 12.0%
Capital One Financial Corp.                       4,605         315
Citigroup, Inc.                                   7,600         353
Freddie Mac                                       6,275         397
J.P. Morgan Chase & Co.                           8,400         326
Lehman Brothers Holdings, Inc.                    3,430         258
MBNA Corp.                                       17,820         460
MetLife, Inc.                                     8,860         318
Wachovia Corp.                                    9,900         441
                                                              -----
                                                              2,868

FOODS - 4.8%

Bunge, Ltd.                                       6,130         239
General Mills, Inc.                               4,530         215
Pepsi Bottling Group, Inc.                        7,745         237
Sara Lee Corp.                                   19,665         452
                                                              -----
                                                              1,143

HEALTH CARE - 11.1%

AmerisourceBergen Corp.                           3,590         215
Apogent Technologies, Inc. (a)                    5,200         166
Baxter International, Inc.                       18,245         629
Beckman Coulter, Inc.                             5,520         337
Becton, Dickinson & Co.                           8,775         455
Dentsply International, Inc.                      5,020         262
Merck & Co., Inc.                                12,245         582
                                                              -----
                                                              2,646

INSURANCE - 7.1%

ACE, Ltd.                                         4,600         194
Anthem, Inc. (a)                                  5,020         450
Fidelity National Financial Corp.                 2,915         109
Hartford Financial Services Group, Inc.           5,250         361
The St. Paul Travelers Companies, Inc.            7,030         285
The Allstate Corp.                                6,150         286
                                                              -----
                                                              1,685

MANUFACTURING - 4.4%

Dana Corp.                                        8,100         159
Deere & Co.                                       5,795         405
Eaton Corp.                                       1,880         122
Ingersoll-Rand Co.                                3,700         253
Pactiv Corp. (a)                                  4,880         122
                                                              -----
                                                              1,061

PHARMACEUTICALS - 0.5%

Watson Pharmaceuticals, Inc. (a)                  4,145         112

PUBLISHING - 1.4%

Gannett Co., Inc.                                 4,060         344

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

SECURITY                                 SHARES    VALUE ($)
--------                                 ------    ---------
RESTAURANTS - 2.5%

Brinker International, Inc. (a)           4,675         160
McDonald's Corp.                         16,875         438
                                                     ------
                                                        598

RETAIL - 8.0%

CVS Corp.                                11,945         502
Federated Department Stores, Inc.         3,330         164
Kroger Co. (a)                           24,480         446
Limited, Inc.                             6,000         112
Masco Corp.                              11,075         345
Nieman Marcus Group, Inc., Class A        3,165         176
Office Depot, Inc. (a)                    9,225         165
                                                     ------
                                                      1,910

SERVICES - 5.2%

Cendant Corp.                            25,255         619
Fair Isaac & Co., Inc.                    2,770          92
Omnicom Group, Inc.                       4,560         346
Unisys Corp. (a)                         13,000         180
                                                     ------
                                                      1,237

TELECOMMUNICATIONS - 6.8%

BellSouth Corp.                          12,140         318
Motorola, Inc.                           35,180         642
Scientific-Atlanta, Inc.                  7,930         274
Verizon Communications, Inc.             10,785         390
                                                     ------
                                                      1,624
                                                     ------
TOTAL COMMON STOCKS                                  23,769

Cost: $21,352

SECURITY, RATE, MATURITY DATE          PRINCIPAL($)  VALUE ($)
-----------------------------          ------------  ---------
REPURCHASE AGREEMENTS - 1.3%
Fifth Third Bank, 1.25%, 07/01/04
(Proceeds at maturity $311,
  collateralized by Federal Home Loan
  Mortgage Corp. security, 5.00%,
  10/01/18)
Cost: $311                                 311            311
                                                       ------

TOTAL INVESTMENTS - 100.9%                             24,080
Cost: $21,663 (b)

Percentages indicated are based on net assets of $23,871.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $122. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation          $2,502
Unrealized depreciation            (207)
                                 ------
Net unrealized appreciation      $2,295

CITIZENS GLOBAL EQUITY FUND

SECURITY                                     SHARES      VALUE ($)
--------                                     -------     ---------
COMMON STOCKS - 97.5%

AUTOMOBILE MANUFACTURING - 1.3%
Honda Motor Co., Ltd.                         27,400        1,324

BANKS - 1.0%

Bank of New York Co., Inc.                    36,300        1,070

BIOTECHNOLOGY - 5.6%

Amgen, Inc. (a)                               17,500          955
Applied Biosystems Group                      57,800        1,257
Gilead Sciences, Inc. (a)                     17,000        1,139
Roche Holding AG                              24,151        2,397
                                                           ------
                                                            5,748

BROADCASTING - 4.4%

British Sky Broadcasting Group plc           198,283        2,244
Clear Channel Communications, Inc.            33,000        1,219
Univision Communications, Inc. (a)            33,000        1,054
                                                           ------
                                                            4,517

COMPUTERS - 10.4%

Automatic Data Processing, Inc.               26,100        1,093
Cisco Systems, Inc. (a)                      111,400        2,640
EMC Corp. (a)                                150,000        1,710
Intel Corp.                                   40,000        1,104
Microsoft Corp.                               82,000        2,342
SAP AG                                        11,000        1,838
                                                           ------
                                                           10,727

ELECTRICAL EQUIPMENT - 8.7%

Agilent Technologies (a)                      35,100        1,028
Analog Devices, Inc.                          29,900        1,408
Emerson Electric Co.                          33,100        2,103
Flextronics International (a)                 93,770        1,496
Taiwan Semiconductor
 Manufacturing Co. Ltd. ADR                  133,524        1,110
Teradyne, Inc. (a)                            80,000        1,815
                                                           ------
                                                            8,960

ENERGY & UTILITIES - 6.9%

Apache Corp.                                  26,300        1,145
BP Amoco plc                                 355,955        3,154
EOG Resources, Inc.                           25,000        1,493
Noble Corp. (a)                               36,000        1,364
                                                           ------
                                                            7,156

FINANCIAL - DIVERSIFIED - 12.4%

American Express Co.                          35,000        1,798
Bank of America Corp.                         14,000        1,185
Citigroup, Inc.                               62,000        2,884
HBOS plc                                      69,628          864
HSBC Holdings plc                             99,982        1,491
Mitsubishi Tokyo Financial Group, Inc.            62          575
Mitsubishi Tokyo Financial Group, Inc. ADR   148,000        1,387
UBS AG                                        37,729        2,665
                                                           ------
                                                           12,849

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

             SECURITY                  SHARES    VALUE ($)
             --------                  ------    ---------
FOOD & BEVERAGES - 3.8%
Compass Group plc                      177,388       1,086
Nestle SA                                5,678       1,518
The Coca-Cola Co.                       25,000       1,262
                                                 ---------
                                                     3,866

HEALTH CARE - 9.3%
Cardinal Health, Inc.                   14,000         981
Eli Lilly & Co.                         10,000         699
GlaxoSmithKline ADR                      2,546         106
GlaxoSmithKline plc                    104,405       2,120
Medtronic, Inc.                         41,500       2,022
Pfizer, Inc.                            67,400       2,309
Sanofi-Synthelabo SA                    20,733       1,317
                                                 ---------
                                                     9,554

HOTELS & MOTELS - 1.9%
Hilton Hotels Corp.                    102,500       1,913

INSURANCE - 7.4%
American International Group, Inc.      29,000       2,067
AXA                                     75,128       1,658
AXA ADR                                  4,123          91
ING Groep NV                            91,569       2,167
Zurich Financial Services AG            10,194       1,613
                                                 ---------
                                                     7,596

MANUFACTURING - 10.0%
Assa Abloy AB, Class B                 116,200       1,489
CRH plc                                 83,498       1,767
Eaton Corp. (a)                         36,500       2,363
Komatsu, Ltd.                          400,000       2,430
Rockwell Automation, Inc.               60,000       2,251
                                                 ---------
                                                    10,300

PERSONAL CARE - 3.1%
Gillette Co.                            36,000       1,526
L'Oreal SA                              20,951       1,678
                                                 ---------
                                                     3,204

REAL ESTATE - 1.3%
Sun Hung Kai Properties Ltd.           162,000       1,329

RETAIL - 4.5%
Seven-Eleven Japan Co., Ltd.            40,000       1,309
Sysco Corp.                             22,600         811
Target Corp.                            32,000       1,358
The TJX Cos., Inc.                      49,000       1,183
                                                 ---------
                                                     4,661

TELECOMMUNICATIONS - 5.5%
NTT DoCoMo, Inc.                           590       1,057
Telefonica SA                          101,564       1,505
Telefonica SA ADR                        1,081          48
Vodafone Group plc                   1,381,639       3,035
                                                 ---------
                                                     5,645
                                                 ---------
TOTAL COMMON STOCKS                                100,419
Cost: $91,694

  SECURITY, RATE, MATURITY DATE              PRINCIPAL ($)  VALUE ($)
  -----------------------------              -------------  ---------
REPURCHASE AGREEMENTS - 1.3%
Fifth Third Bank, 1.25%, 07/01/04
(Proceeds at maturity $1,351,
   collateralized by Federal Home Loan
   Mortgage Corp. security, 5.00%,
   10/01/18)
Cost: $ 1,351                                   1,351          1,351
                                                             -------

TOTAL INVESTMENTS - 98.8%                                    101,770
Cost: $93,045 (b)

Percentages indicated are based on net assets of $103,011.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $547. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                      $11,011
Unrealized depreciation                       (2,834)
                                             -------
Net unrealized appreciation                  $ 8,177

ADR -- American Depositary Receipt

The fund's portfolio holdings as of June 30, 2004, were distributed among the following countries:

                      PERCENTAGE OF NET ASSETS
                      ------------------------
                            Short term
                    Equity   & other       Total
                    ------   -------       -----
France               4.6%                   4.6%
Germany              1.8%                   1.8%
Hong Kong            1.3%                   1.3%
Ireland              1.7%                   1.7%
Japan                7.8%                   7.8%
Netherlands          2.1%                   2.1%
Singapore            1.5%                   1.5%
Spain                1.5%                   1.5%
Sweden               1.4%                   1.4%
Switzerland          8.0%                   8.0%
Taiwan               1.1%                   1.1%
United Kingdom      13.6%                  13.6%
United States       51.1%       1.3%       52.4%
                    ----        ---        ----
                    97.5%       1.3%       98.8%

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

CITIZENS BALANCED FUND

             SECURITY                  SHARES   VALUE ($)
             --------                  ------   ---------
COMMON STOCKS - 71.2%
AIR FREIGHT - 1.1%
FedEx Corp.                               100       8
United Parcel Service, Class B            300      23
                                                  ---
                                                   31

AIRLINES - 0.1%
Southwest Airlines Co.                    228       4

AUTO MANUFACTURING - 0.3%
PACCAR, Inc.                              150       9

BANKS - 1.4%
Bank of New York Co., Inc.                300       9
BB&T Corp.                                200       7
Fifth Third Bancorp                       200      11
National City Corp.                       171       6
Suntrust Banks, Inc.                      100       6
                                                  ---
                                                   39

BIOTECHNOLOGY - 0.9%
Applera Corp.                             100       2
Biogen Idec, Inc. (a)                     100       6
Forest Laboratories, Inc. (a)             100       6
Gilead Sciences, Inc. (a)                 131       9
MedImmune, Inc. (a)                       100       2
                                                  ---
                                                   25

BROADCASTING - 0.4%
Clear Channel                             184       7
 Communications, Inc.
Radio One, Inc. (a)                       100       2
Univision Communications, Inc. (a)        100       3
                                                  ---
                                                   12

CHEMICALS - 1.2%
Air Products & Chemicals, Inc.            100       5
Amgen, Inc. (a)                           400      22
Praxair, Inc.                             200       8
                                                  ---
                                                   35

COMPUTERS - 7.9%
Automatic Data Processing                 200       8
Corning, Inc. (a)                         700       9
Dell, Inc. (a)                            784      28
EMC Corp. (a)                           1,050      12
Hewlett-Packard Co.                       900      19
Intel Corp.                             1,953      55
International Business Machines Corp.     550      48
Novell, Inc. (a)                          100       1
Oracle Corp. (a)                        1,600      19
Symantec Corp. (a)                        148       6
Yahoo!, Inc. (a)                          400      15
                                                  ---
                                                  220

CONSTRUCTION - 0.1%
Lennar Corp.                              100       4

CONSUMER PRODUCTS - 0.4%
Kimberly-Clark Corp.                      150      10

ELECTRICAL EQUIPMENT - 0.9%
Emerson Electric Co.                      100       6
Tyco International, Ltd.                  600      20
                                                  ---
                                                   26

ELECTRONICS - 4.4%
Adobe Systems, Inc.                       100       5
Analog Devices, Inc.                      139       7
Applied Materials, Inc. (a)               470       9
Broadcom Corp., Class A (a)               100       5
Cisco Systems, Inc. (a)                 2,060      49
Electronic Arts, Inc. (a)                 100       5
JDS Uniphase Corp. (a)                    400       2
Johnson Controls, Inc.                    100       5
Juniper Networks, Inc. (a)                100       2
Linear Technology Corp.                   100       4
LSI Logic Corp. (a)                       100       1
Maxim Integrated Products, Inc.           200      10
Texas Instruments, Inc.                   540      13
Xilinx, Inc. (a)                          200       7
                                                  ---
                                                  124

ENERGY & UTILITIES - 2.9%
AES Corp. (a)                             200       2
Anadarko Petroleum Corp.                  100       6
Apache Corp.                              140       6
Baker Hughes, Inc.                        163       6
Burlington Resources, Inc.                200       7
Calpine Corp. (a)                         200       1
ConocoPhillips                            251      20
Devon Energy Corp.                        100       7
Diamond Offshore Drilling, Inc.           100       2
KeySpan Corp.                             100       4
Kinder Morgan, Inc.                       100       6
Pepco Holdings, Inc.                      300       5
Transocean, Inc. (a)                      100       3
Valero Energy Corp.                       100       7
                                                  ---
                                                   82

ENTERTAINMENT - 2.2%
Comcast Corp. Class A (a)                 700      20
Time Warner, Inc. (a)                   1,400      24
Viacom, Inc.                              529      19
                                                  ---
                                                   63

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

             SECURITY                       SHARES    VALUE ($)
             --------                       ------    ---------
FINANCIAL - DIVERSIFIED - 9.6%
American Express Co.                           375         19
Citigroup, Inc.                              1,554         71
Fannie Mae                                     260         19
Freddie Mac                                    200         13
J.P. Morgan Chase & Co.                        600         23
MBNA Corp.                                     400         10
Mellon Financial Corp.                         100          3
Merrill Lynch & Co.                            300         16
MetLife, Inc.                                  200          7
Moody's Corp.                                  100          6
Northern Trust Corp.                           200          8
SLM Corp.                                      100          4
State Street Corp.                             100          5
Synovus Financial Corp.                        100          3
Wachovia Corp.                                 400         18
Washington Mutual, Inc.                        300         12
Wells Fargo & Co.                              500         29
                                                        -----
                                                          266

FINANCIAL SERVICES - 0.7%
Charles Schwab Corp.                           400          4
Golden West Financial Corp.                    100         10
Principal Financial Group                      200          7
                                                        -----
                                                           21

FOODS - 3.8%
Coca-Cola Co.                                  775         38
General Mills, Inc.                            200         10
H.J. Heinz Co.                                 100          4
Hershey Foods Corp.                            200          9
Kellogg Co.                                    100          4
Pepsi Bottling Group, Inc.                     100          3
PepsiCo, Inc.                                  475         26
Wm.Wrigley Jr. Co.                             200         13
                                                        -----
                                                          107

HEALTH CARE - 9.2%
Baxter International, Inc.                     300         10
Becton, Dickinson & Co.                        100          5
Boston Scientific Corp. (a)                    300         13
Cardinal Health, Inc.                          100          7
Eli Lilly & Co.                                300         21
Guidant Corp.                                  100          6
Health Management Associates Inc., Class A     100          2
Johnson & Johnson, Inc.                        900         50
Medtronic, Inc.                                400         19
Mylan Laboratories, Inc.                       100          2
Pfizer, Inc.                                 2,311         79
St. Jude Medical, Inc. (a)                     100          8
Stryker Corp.                                  200         11
UnitedHealth Group, Inc.                       174         11
WellPoint Health Networks, Inc. (a)            100         11
                                                        -----
                                                          255

INSURANCE - 3.9%
American International Group, Inc.             800         57
Hartford Financial Services Group, Inc.        100          7
Marsh & McLennan Co., Inc.                     200          9
MBIA, Inc.                                     100          6
Progressive Corp.                              100          9
The St. Paul Travelers                         300         12
 Companies, Inc.
The Allstate Corp.                             200          9
                                                        -----
                                                          109

INVESTMENT BANKING & BROKERAGE - 0.5%
The Goldman Sachs Group, Inc.                  150         14

LEISURE - 0.2%
Harley-Davidson, Inc.                          100          6

MANUFACTURING - 4.4%
3M Co.                                         224         20
Deere & Co.                                    100          7
Dover Corp.                                    300         13
Eaton Corp.                                    100          6
Ecolab, Inc.                                   100          3
Illinois Tool Works, Inc.                       74          7
Ingersoll-Rand Co.                             100          7
Mattel, Inc.                                   100          2
Nucor Corp.                                    100          8
Parker Hannifin Corp.                          100          6
Procter & Gamble Co.                           788         43
                                                        -----
                                                          122

OFFICE EQUIPMENT & SUPPLIES - 0.3%
Pitney Bowes, Inc.                             200          9

PERSONAL CARE - 1.2%
Avon Products, Inc.                            200          9
Colgate-Palmolive Co.                          200         12
Gillette Co.                                   317         13
                                                        -----
                                                           34

PHARMACEUTICALS - 0.6%
McKesson Corp.                                 200          7
Zimmer Holdings, Inc. (a)                      100          9
                                                        -----
                                                           16

PUBLISHING - 0.7%
Gannett Co., Inc.                              100          8
McGraw-Hill Cos., Inc.                         100          8
Tribune Co.                                    100          5
                                                        -----
                                                           21

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

            SECURITY               SHARES   VALUE ($)
            --------               ------   ---------
RAILROADS - 0.1%
Norfolk Southern Corp.                100         3

RESTAURANTS - 0.7%
McDonald's Corp.                      400        10
Starbucks Corp. (a)                   200         9
                                              -----
                                                 19

RETAIL - 5.5%
Bed Bath & Beyond, Inc. (a)           125         5
Best Buy & Co., Inc.                  200        10
Big Lots Inc. (a)                     100         1
Costco Wholesale Corp.                200         8
CVS Corp.                             100         4
Dollar General Corp.                  100         2
eBay, Inc. (a)                        200        18
Home Depot, Inc.                      700        24
Limited, Inc.                         300         6
Lowe's Cos., Inc.                     200        11
Masco Corp.                           188         6
RadioShack Corp.                      200         6
Staples, Inc.                         200         6
Target Corp.                          300        13
The Gap, Inc.                         400        10
The TJX Cos., Inc.                    400        10
Walgreen Co.                          333        12
                                              -----
                                                152

SERVICES - 1.8%
Apollo Group, Inc., Class A (a)       100         9
Cendant Corp.                         300         7
First Data Corp.                      300        12
Omnicom Group, Inc.                   100         8
Paychex, Inc.                         200         7
Sysco Corp.                           212         8
                                              -----
                                                 51

TELECOMMUNICATIONS - 3.8%
Lucent Technologies, Inc. (a)       1,700         6
Motorola, Inc.                        700        13
Nextel Communications, Inc. (a)       380        10
QUALCOMM, Inc.                        200        15
SBC Communications, Inc.            1,000        24
Sprint Corp.                          400         7
Verizon Communications, Inc.          851        31
                                              -----
                                                106
                                              -----
TOTAL COMMON STOCKS                           1,995
Cost: $1,908

       SECURITY, RATE, MATURITY DATE           PRINCIPAL ($)     VALUE ($)
       -----------------------------           -------------     ---------
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
First Horizon Alternative Mortgage
   Securities,4.88%, 06/25/34 (b)                   24              25
Cost: $25

CORPORATE BONDS - 6.7%
BANKS - 0.2%
Sovereign Bancorp, Inc., 10.50%, 11/15/06            5               6

BROADCASTING - 1.4%
Comcast Corp., 5.30%, 01/15/14                      10              10
Cox Communications, Inc., 4.63%, 06/01/13           10               9
Emmis Operating Co., 6.88%, 05/15/12                10              10
Liberty Media Corp., 5.70%, 05/15/13                10              10
                                                                  ----
                                                                    39

CONSTRUCTION - 0.2%
Toll Brothers, Inc., 4.95%, 03/15/14                 5               5

ELECTRICAL EQUIPMENT - 0.2%
Fairchild Semiconductor, 10.50%, 02/01/09            5               5

ENERGY & UTILITIES - 0.5%
Valero Energy Corp., 4.75%, 06/15/13                 5               5
XTO Energy, Inc., 6.25%, 04/15/13                   10              10
                                                                  ----
                                                                    15

FINANCIAL - DIVERSIFIED - 1.4%
American General Finance Corp.,
   5.38%, 10/01/12                                   5               5
CIT Group, Inc., 5.00%, 02/13/14                    10               9
Liberty Mutual Group, 5.75%, 03/15/14               10              10
MBNA America Bank Corp., 4.63%, 09/15/08            10              10
Washington Mutual, Inc., 4.63%, 04/01/14            10               9
                                                                  ----
                                                                    43

INSURANCE - 0.2%
Ace, Ltd., 6.00%, 04/01/07                           5               5

INVESTMENT BANKING & BROKERAGE - 0.4%
The Goldman Sachs Group, Inc.,
   3.88%, 01/15/09                                  10              10

MANUFACTURING - 0.2%
American Standard, Inc., 7.38%, 02/01/08             5               5

RESTAURANTS - 0.4%
Dominos, Inc., 8.25%, 07/01/11                      10              11

RETAIL - 0.6%
Kroger Co., 7.50%, 04/01/31                         10              11
The GAP, Inc., 10.55%, 12/15/08                      5               6
                                                                  ----
                                                                    17

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

       SECURITY, RATE, MATURITY DATE                 PRINCIPAL ($)    VALUE ($)
       -----------------------------                 -------------    ---------
TELECOMMUNICATIONS - 1.0%
Nextel Communications, Inc.,
   5.95%, 03/15/14                                           10              9
   7.38%, 08/01/15                                           10             10
Verizon Global Funding Corp., 4.38%, 06/01/13                10              9
                                                                         -----
                                                                            28
                                                                         -----
TOTAL CORPORATE BONDS                                                      189
Cost: $196

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.7%
FEDERAL HOME LOAN BANK - 1.0%
3.38%, 07/21/08                                              30             29

FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.4%
2.88%, 09/15/05                                               3              3
3.25%, 02/25/08                                               4              4
4.25%, 05/04/09                                              10             10
4.50%, 01/15/13                                               9              9
5.50%, 10/01/18                                              95             98
                                                                         -----
                                                                           124

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.3%
1.88%, 12/15/04                                               6              6
3.25%, 01/15/08                                               9              9
5.25%, 01/15/09                                              14             15
6.38%, 06/15/09                                               3              3
4.38%, 09/15/12                                               4              4
4.50%, 12/01/18                                              19             18
6.50%, 07/01/32                                               5              5
6.00%, 11/01/32                                               6              6
5.50%, 03/01/33                                              36             36
5.50%, 04/01/33                                              18             18
                                                                         -----
                                                                           120
                                                                         -----
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                   273
Cost: $275

U.S. TREASURY NOTES - 4.2%
3.38%, 1/15/07                                                4              5
6.50%, 2/15/10                                              100            113
                                                                         -----
Cost: $118                                                                 118

REPURCHASE AGREEMENTS - 3.2%
Fifth Third Bank, 1.25%, 07/01/04
(Proceeds at maturity $90,
  collateralized by Federal Home Loan
     Mortgage Corp. security, 5.00%,
     10/01/18)
Cost: $90                                                    90             90
                                                                         -----

TOTAL INVESTMENTS - 95.9%                                                2,690
Cost: $2,612 (c)

Percentages indicated are based on net assets of $2,804.

(a) Non-income producing security.

(b) Variable rate security. The rate presented represents the rate in effect at June 30, 2004.

(c) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting by less than $1. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                  $131
Unrealized depreciation                   (53)
                                         ----
Net unrealized appreciation              $ 78

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

CITIZENS INCOME FUND

       SECURITY, RATE, MATURITY DATE                PRINCIPAL ($)    VALUE ($)
       -----------------------------                -------------    ---------
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.3%
First Horizon Alternative Mortgage
Securities, 4.88%, 06/25/34 (a)                         1,938           1,950
Cost: $1,966

CORPORATE BONDS - 47.4%
BANKS - 1.3%
Banknorth Group, Inc., 3.75%, 05/01/08                    500             495
Sovereign Bancorp, Inc., 10.50%, 11/15/06                 245             281
                                                                       ------
                                                                          776

BROADCASTING - 11.9%
Comcast Corp.,
    5.85%, 01/15/10                                     1,000           1,043
    5.30%, 01/15/14                                       990             953
Cox Communications, Inc.,
    7.10%, 10/01/12                                     1,000           1,097
    4.60%, 06/01/13                                       990             914
Emmis Operating Co., 6.90%, 05/15/12                      990             970
Liberty Media Corp., 5.70%, 05/15/13                      990             975
Univison Communications, Inc.,
    7.85%, 07/15/11                                     1,000           1,154
                                                                       ------
                                                                        7,106

CONSTRUCTION - 1.5%
Toll Brothers, Inc., 4.95%, 03/15/14 (b)                  995             920

ELECTRICAL EQUIPMENT - 2.5%
Fairchild Semiconductor, 10.50%, 02/01/09                 495             538
Flextronics International, Ltd.,
    6.50%, 05/15/13 (b)                                 1,000             975
                                                                       ------
                                                                        1,513

ENERGY & UTILITIES - 3.7%
Valero Energy Corp., 4.75%, 06/15/13                      995             936
XTO Energy, Inc.,
    6.25%, 04/15/13                                       990           1,030
    4.90%, 02/01/14                                       250             235
                                                                       ------
                                                                        2,201

FINANCIAL - DIVERSIFIED - 8.0%
American General Finance Corp.,
    5.40%, 10/01/12                                       995             997
CIT Group, Inc., 5.00%, 02/13/14                          990             936
Liberty Mutual Group, 5.75%, 03/15/14                     990             955
MBNA America Bank Corp., 4.60%, 09/15/08                  990             993
Washington Mutual, Inc., 4.60%, 04/01/14                  990             903
                                                                       ------
                                                                        4,784

INSURANCE - 1.8%
Ace, Ltd., 6.00%, 04/01/07                                995           1,051

INVESTMENT BANKING & BROKERAGE - 1.6%
The Goldman Sachs Group, Inc.,
    3.90%, 01/15/09                                       990             965

MANUFACTURING - 1.8%
American Standard, Inc.,
    7.40%, 02/01/08                                       995           1,075

PHARMACEUTICALS - 1.8%
AmerisourceBergen Corp.,
    8.10%, 09/01/08                                     1,000           1,078

RESTAURANTS - 1.8%
Dominos, Inc., 8.25%, 07/01/11                            990           1,049

RETAIL - 3.9%
Kroger Co., 7.50%, 04/01/31                               990           1,096
The GAP, Inc., 10.55%, 12/15/08                           995           1,204
                                                                       ------
                                                                        2,300

TELECOMMUNICATIONS - 5.8%
Nextel Communications, Inc.,
    5.95%, 03/15/14                                       490             451
    7.40%, 08/01/15                                       990           1,000
Verizon Global Funding Corp.,
    7.40%, 09/01/12                                     1,000           1,124
    4.40%, 06/01/13                                       990             909
                                                                       ------
                                                                        3,484
                                                                       ------
TOTAL CORPORATE BONDS                                                  28,302
Cost: $28,244

U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.4%
FEDERAL HOME LOAN MORTGAGE CORPORATION -17.5%
4.50%, 07/23/07                                         1,000           1,001
4.25%, 05/04/09                                           990             981
4.00%, 06/15/13                                         2,928           2,945
6.25%, 11/14/13                                         1,000           1,039
3.50%, 03/15/14                                         2,504           2,485
5.50%, 10/01/18                                         1,943           1,989
                                                                       ------
                                                                       10,440

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.9%
2.75%, 08/11/06                                         2,000           1,983
5.00%, 11/17/11                                         1,000             994
4.50%, 12/01/18                                         1,872           1,835
6.50%, 08/01/31                                           837             873
6.00%, 08/01/32                                           830             849
5.50%, 04/01/33                                         4,101           4,093
                                                                       ------
                                                                       10,627
                                                                       ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                               21,067
Cost: $21,285

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

  SECURITY, RATE, MATURITY DATE         PRINCIPAL ($)    VALUE ($)
  -----------------------------         -------------    ---------
U.S. TREASURY NOTES - 8.1%
3.40%, 01/15/07                            2,000          2,542
6.50%, 02/15/10                            2,000          2,254
                                                          ------
TOTAL U.S. TREASURY NOTES                                 4,796
Cost: $4,752

REPURCHASE AGREEMENTS - 5.0%
Fifth Third Bank, 1.25%, 07/01/04
(Proceeds at maturity $2,994,
   collateralized by Federal
   Home Loan Mortgage Corp. security,
   5.00%, 10/01/18)
Cost: $2,993                                2,993          2,993
                                                          ------

TOTAL INVESTMENTS - 99.2%                                 59,108
Cost: $59,240 (c)

Percentages indicated are based on net assets of $59,562.

(a) Variable rate security. The rate presented represents the rate in effect at June 30, 2004.

(b) Rule 144A security.

(c) Represents cost for financial reporting purposes and differs from federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $25. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation                     $ 799
Unrealized depreciation                      (957)
                                            -----
Net unrealized depreciation                 $(158)

CITIZENS ULTRA SHORT BOND FUND

  SECURITY, RATE, MATURITY DATE              PRINCIPAL ($)   VALUE ($)
  -----------------------------              -------------   ---------
CORPORATE BONDS - 70.6%
AUTOMOTIVE FINANCE - 29.3%
American Honda Finance,
   1.42%, 08/15/06 (a) (b)                        350            351
BMW Vehicle Owner Trust, 1.94%, 02/25/07          250            249
Capital Auto Receivables Asset Trust,
   1.29%, 01/16/06 (a)                            300            300
Ford Credit Auto Owner Trust,
   5.25%, 09/15/05                                 63             63
GS Auto Loan Trust, 2.08%, 04/16/07               250            250
Harley-Davidson Motorcycle Trust,
   1.34%, 01/15/08                                 92             92
Honda Auto Receivables Owner Trust,
   2.16%, 10/21/08                                200            195
Toyota Auto Receivables Owner Trust,
   1.69%, 03/15/07                                250            249
   4.39%, 05/15/09                                100            102
USAA Auto Owners Trust, 1.58%, 06/15/07           250            248
Volkswagen Alt, 2.36%, 12/20/05                   119            119
                                                               -----
                                                               2,218

BANKS - 6.1%
Bank of America Corp.,
   7.88%, 05/16/05                                100            105
   4.75%, 10/15/06                                100            103
Wells Fargo Co., 1.60%, 03/24/05 (a)              250            250
                                                               -----
                                                                 458

BROADCASTING - 2.9%
TCI Communications, 8.00%, 08/01/05               210            221

COMPUTERS - 2.8%
Hewlett-Packard Co., 7.15%, 06/15/05              200            209

FINANCIAL - DIVERSIFIED - 15.3%
American Express Co.,
   1.42%, 09/19/06 (a)                            300            301
   7.20%, 09/17/07                                100            103
American General Finance,
   7.45%, 01/15/05                                 50             51
   3.00%, 11/15/06                                250            247
Citibank Credit Card Master Trust,
   6.65%, 11/15/06                                150            153
Citicorp, 7.63%, 05/01/05                          50             52
Merrill Lynch & Co., 1.35%, 04/28/05 (a)          250            250
                                                               -----
                                                               1,157

INSURANCE - 3.3%
Met Life Global Funding,
   1.45%, 08/28/06 (a) (b)                        250            250

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

       SECURITY, RATE, MATURITY DATE               PRINCIPAL ($)    VALUE ($)
       -----------------------------               -------------    ---------
PHARMACEUTICALS - 1.3%
Pfizer, Inc., 3.63%, 11/01/04                            100            101

RETAIL - 2.7%
Kroger Co., 7.375%, 03/01/05                             200            206

TELECOMMUNICATIONS - 6.9%
CBS Corp., 7.15%, 05/20/05                               150            156
Chesapeake (Bell Atlantic Virginia),
   6.13%, 07/15/05                                       100            104
Cox Communications Inc., 6.88%, 06/15/05                 250            259
                                                                      -----
                                                                        519
                                                                      -----
TOTAL CORPORATE BONDS                                                 5,339
Cost: $5,362

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.7%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.4%
5.83%, 02/09/06                                          100            105
1.92%, 10/27/06 (a)                                      300            300
                                                                      -----
                                                                        405

STUDENT LOAN MARKETING ASSOCIATION - 0.3%
1.53%, 06/16/08 (a)                                       22             22
                                                                      -----
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                427
Cost: $427

REPURCHASE AGREEMENTS - 23.4%
Fifth Third Bank, 1.25%, 07/01/04
(Proceeds at maturity $1,764,
   collateralized by Federal Home
   Loan Mortgage Corp. security, 5.00%,
   10/01/18)
Cost: $1,764                                           1,764          1,764
                                                                      -----

TOTAL INVESTMENTS - 99.7%                                             7,530
Cost: $7,553 (c)

Percentages indicated are based on net assets of $7,552.

(a) Variable rate security. The rate presented represents the rate in effect at June 30, 2004.

(b) Rule 144A security.

(c) Represents cost for financial reporting and federal income tax purposes.

CITIZENS MONEY MARKET FUND

            SECURITY, RATE, MATURITY DATE                      PRINCIPAL ($)    VALUE ($)
            -----------------------------                      -------------    ---------
CERTIFICATES OF DEPOSIT - 5.6%
City National Bank of New Jersey,
   1.50%, 03/15/05 (a)                                               100            100
Independence Federal Savings Bank,
   1.30%, 09/26/04 (a)                                               100            100
Mercantile Safe Deposit and Trust,
   1.15%, 10/29/04                                                 5,000          5,000
Self Help Credit Union, 1.44%, 03/13/05 (a)                          100            100
                                                                                 ------
TOTAL CERTIFICATES OF DEPOSIT                                                     5,300
Cost: $5,300

COMMERCIAL PAPER - 73.5%
American General Finance Corp., 1.12%, 07/06/04                    4,426          4,425
Atlantis One Funding Corp.,
   1.43%, 11/08/04 (b)                                             4,500          4,477
Blue Ridge Asset Funding,
   1.05%, 07/02/04 (b)                                             4,500          4,500
Charta Corp., 1.21%, 07/12/04                                      4,500          4,498
Cooperative Association of Tractor Dealers,
   1.28%, 10/22/04                                                 4,500          4,482
   1.51%, 11/12/04                                                 3,718          3,697
Fountain Square, 1.10%, 07/19/04 (b)                               4,427          4,425
Galaxy Funding, Inc., 1.06%, 07/08/04 (b)                          4,500          4,499
Galleon Capital, 1.50%, 07/01/04 (b)                               4,500          4,500
Goldman Sachs Group, 1.32%, 08/23/04                               3,500          3,494
ING America Insurance, 1.05%, 08/19/04                             4,000          3,994
J.P. Morgan Chase & Co., 1.31%, 08/16/04                           4,500          4,492
Merrill Lynch & Co., Inc., 1.45%, 07/01/04                         4,500          4,500
Metlife Funding, 1.37%, 09/08/04                                   4,000          3,989
Pfizer, Inc., 1.14%, 10/13/04                                      4,000          3,987
UBS Finance Corp., 1.06%, 07/01/04                                 1,280          1,280
Verizon Network Funding, 1.08%, 07/07/04                           4,000          3,999
                                                                                 ------
TOTAL COMMERCIAL PAPER                                                           69,238
Cost: $69,238

CORPORATE BONDS - 6.9%
American Express Centurion Bank,
   1.18%, 07/14/04 (c)                                             3,000          3,000
Pelican Capital LLC, 1.33%, 04/01/28 (c)                             520            520
Redding Life Care LLC, 1.38%, 10/01/05 (c)                         3,000          3,000
                                                                                 ------
TOTAL CORPORATE BONDS                                                             6,520
Cost: $6,520

See Financial Notes

PORTFOLIO HOLDINGS                                     JUNE 30, 2004 ($ X 1,000)

SECURITY, RATE, MATURITY DATE           PRINCIPAL ($)          VALUE ($)
-----------------------------           -------------          ---------
MUNICIPAL NOTES - 3.7%
New York State Housing Finance Agency,
     1.35%, 11/15/29 (c)                   3,500                 3,500
Cost: $ 3,500

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.5%
Student Loan Marketing Association
     1.44%, 07/15/04 (c)                   4,000                 4,000
     1.44%, 10/21/04 (c)                   4,000                 4,000
                                                                 -----
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                         8,000
                                                                 -----
Cost: $8,000

TOTAL INVESTMENTS - 98.2%                                       92,558
Cost: $92,558 (d)

Percentages indicated are based on net assets of $94,242.

(a) Restricted security which may not be publicly sold without registration under the Securities Act of 1933.

(b) Rule 144A security.

(c) Variable rate security. The rate presented represents the rate in effect at June 30, 2004.

(d) Represents cost for financial reporting and federal income tax purposes.

STATEMENTS OF ASSETS AND LIABILITIES

                                                 SMALL CAP CORE    EMERGING        CORE GROWTH         300
                                                  GROWTH FUND     GROWTH FUND          FUND            FUND
                                                  -----------     -----------          ----            ----
ASSETS
Investments, at value                            $  29,112,761   $ 180,427,668    $ 342,546,925    $   6,934,089
Repurchase agreements                                  535,713          75,440          133,538                -
                                                 -------------   -------------    -------------    -------------
Total investments                                   29,648,474     180,503,108      342,680,463        6,934,089
Cash                                                         -               -                -            9,283
Foreign currency                                             -               -                -                -
Receivables:
     Interest and dividends                                773          55,505          196,670            3,654
     Investments sold                                   86,078         609,970        2,344,273                -
     Tax reclaims                                            -               -                -                -
     Due from investment adviser                             -               -                -            1,990
Deferred offering costs                                      -               -                -            1,845
Prepaid expenses                                         7,172          17,634           23,055           13,201
                                                 -------------   -------------    -------------    -------------
Total assets                                        29,742,497     181,186,217      345,244,461        6,964,062

LIABILITIES
Payables:
     Due to custodian                                        -               -                -                -
     Dividends to shareholders                               -               -                -                -
     Investments purchased                                   -               -                -          109,284
     Investment management fees                          5,992          73,610           70,736                -
     Administrative fees                                 1,798          11,042           21,221              419
     Shareholder service fees                              833           5,689           14,219               89
     Distribution fees                                   2,996          18,037           29,901              698
     Other accrued expenses                             29,572         178,089          278,627            4,807
                                                 -------------   -------------    -------------    -------------
Total liabilities                                       41,191         286,467          414,704          115,297
                                                 -------------   -------------    -------------    -------------
NET ASSETS                                       $  29,701,306   $ 180,899,750    $ 344,829,757    $   6,848,765
                                                 -------------   -------------    -------------    -------------
NET ASSETS
Standard Shares:
     Net assets                                  $  29,701,306   $ 165,781,703    $ 290,352,065    $   6,848,765
     Number of shares outstanding                    2,741,226      12,746,115       16,041,448          613,950
     Net asset value, offering and redemption
         price per share                         $       10.84   $       13.01    $       18.10    $       11.16

Institutional Shares:
     Net assets                                              -   $   3,534,330    $  52,842,237                -
     Number of shares outstanding                            -         263,633        3,525,471                -
     Net asset value, offering and redemption
         price per share                                     -   $       13.41    $       14.99                -
Administrative Shares:
     Net assets                                              -   $  11,583,717    $   1,635,455                -
     Number of shares outstanding                            -         876,030           88,699                -
     Net asset value, offering and redemption
         price per share                                     -   $       13.22    $       18.44                -
Net assets consist of:
     Paid-in capital                             $  27,681,091   $ 355,641,761    $ 391,325,484    $   6,435,171
     Accumulated net investment income/loss                  -               -                -           13,494
     Accumulated net realized gains/losses
         on investments and foreign currencies       1,233,929    (188,274,207)     (86,514,644)          10,201
     Net unrealized appreciation/depreciation
         on investments and foreign currencies         786,286      13,532,196       40,018,917          389,899
                                                 -------------   -------------    -------------    -------------
NET ASSETS                                       $  29,701,306   $ 180,899,750    $ 344,829,757    $   6,848,765
                                                 -------------   -------------    -------------    -------------
Investments, at cost                             $  28,862,188   $ 166,970,912    $ 302,661,546    $   6,544,190
Foreign currency, at cost                                    -               -                -                -

See Financial Notes

                                                            AS OF  JUNE 30, 2004

 SMALL CAP           VALUE        GLOBAL EQUITY       BALANCED        INCOME         ULTRA SHORT     MONEY MARKET
 VALUE FUND          FUND             FUND              FUND           FUND           BOND FUND          FUND
 ----------          ----             ----              ----           ----           ---------          ----
$   1,302,139    $  23,768,854    $ 100,418,662    $   2,600,315   $  56,114,116    $   5,765,962    $  92,558,492
       47,547          311,005        1,351,373           89,708       2,993,447        1,764,124                -
-------------    -------------    -------------    -------------   -------------    -------------    -------------
    1,349,686       24,079,859      101,770,035        2,690,023      59,107,563        7,530,086       92,558,492
            -                -                -                -               -                -        1,783,503
            -                -           14,463                -               -                -                -

          438           28,739          100,865           10,711         708,658           31,427           62,380
       17,552        1,251,722        1,178,642          109,497               -                -                -
            -                -           98,075                -               -                -                -
        2,166                -                -            2,196               -            3,128                -
        7,501                -                -                -               -                -                -
       17,711           10,352           16,621            5,661          11,229            5,978           18,410
-------------    -------------    -------------    -------------   -------------    -------------    -------------
    1,395,054       25,370,672      103,178,701        2,818,088      59,827,450        7,570,619       94,422,785

            -                -                -                -               -                -           26,431
            -                -                -            6,841         188,499           10,934           27,197
       15,417        1,461,906                -            2,163               -                -                -
            -            6,764           42,142                -          15,843                -           13,691
           83            1,450            6,321              171           3,656              463            5,868
           99              803            2,649              109           1,453              132            2,590
          138            2,416           10,001              285           6,094              772                -
        3,110           26,278          106,436            4,436          49,476            6,229          104,546
-------------    -------------    -------------    -------------   -------------    -------------    -------------
       18,847        1,499,617          167,549           14,005         265,021           18,530          180,323
-------------    -------------    -------------    -------------   -------------    -------------    -------------
$   1,376,207    $  23,871,055    $ 103,011,152    $   2,804,083   $  59,562,429    $   7,552,089    $  94,242,462
-------------    -------------    -------------    -------------   -------------    -------------    -------------

$   1,376,207    $  23,871,055    $  95,624,981    $   2,804,083   $  59,562,429    $   7,552,089    $  83,231,092
      141,323        2,271,005        6,299,476          246,979       6,039,686          761,345       83,304,435
$        9.74    $       10.51    $       15.18    $       11.35   $        9.86    $        9.92    $        1.00
            -                -    $   5,243,807                -               -                -    $  11,011,370
            -                -          336,516                -               -                -       11,013,161
            -                -    $       15.58                -               -                -    $        1.00
            -                -    $   2,142,364                -               -                -                -
            -                -          139,453                -               -                -                -
            -                -    $       15.36                -               -                -                -

$   1,384,551    $  30,720,155    $ 226,225,592    $   2,653,516   $  65,222,274    $   7,662,565    $  94,251,545
            -                -         (441,535)               -               -             (255)               -
      (36,221)      (9,265,638)    (131,506,079)          72,112      (5,527,272)         (87,234)          (9,083)
       27,877        2,416,538        8,733,174           78,455        (132,573)         (22,987)               -
-------------    -------------    -------------    -------------   -------------    -------------    -------------
$   1,376,207    $  23,871,055    $ 103,011,152    $   2,804,083   $  59,562,429    $   7,552,089    $  94,242,462
-------------    -------------    -------------    -------------   -------------    -------------    -------------
$   1,321,809    $  21,663,321    $  93,045,433    $   2,611,568   $  59,240,136    $   7,553,073    $  92,558,492
            -                -           14,552                -               -                -                -

STATEMENTS OF OPERATIONS

                                                    SMALL CAP CORE     EMERGING      CORE GROWTH        300
                                                      GROWTH FUND    GROWTH FUND         FUND           FUND(1)
                                                      -----------    -----------         ----           -----
INVESTMENT INCOME
Interest                                             $      4,920    $     19,963    $     21,328    $        558
Dividend(3)                                                37,062         840,567       3,075,380          50,899
                                                     ------------    ------------    ------------    ------------
Total investment income                                    41,982         860,530       3,096,708          51,457

EXPENSES
Investment management fees                                126,528       1,863,135       1,830,177           8,015
Administrative fees                                        37,959         279,473         549,058           6,011
Distribution fees:
     Standard shares                                       63,264         426,611         751,360          10,019
     Administrative shares                                      -          27,817           6,307               -
Shareholder service fees:
     Standard shares                                       17,309         130,199         764,213             889
     Institutional shares                                       -             125           1,245               -
     Administrative shares                                      -             233             173               -
Transfer agent expenses:
     Standard shares                                       76,362         540,416         707,230           9,606
     Institutional shares                                       -             353           3,694               -
     Administrative shares                                      -           7,219           2,226               -
Accounting expenses                                        14,378          75,011         143,729           8,505
Custody expenses                                           15,090          13,240          24,727           7,490
Offering costs                                                  -               -               -           8,446
Registration expenses                                      14,423          31,489          35,540          15,343
Trustee expenses                                            4,165          29,828          58,957             718
Other expenses                                             18,789         130,003         214,289           3,217
                                                     ------------    ------------    ------------    ------------
Total expenses before reimbursements,
         waivers, or expenses paid indirectly             388,267       3,555,152       5,092,925          78,259
Reimbursements or waivers from adviser                          -               -               -         (42,028)
Expenses paid indirectly                                        -         (28,660)        (72,041)              -
                                                     ------------    ------------    ------------    ------------
Net expenses                                              388,267       3,526,492       5,020,884          36,231

NET INVESTMENT INCOME/LOSS                           $   (346,285)   $ (2,665,962)   $ (1,924,176)   $     15,226

REALIZED AND UNREALIZED GAINS/LOSSES ON
     INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Realized gains/losses on investments
     and foreign currency transactions               $  6,022,751    $ 37,477,874    $ 43,684,981    $     10,201
Change in unrealized appreciation/depreciation
     on investments and foreign currencies             (1,011,664)     (3,529,402)     (6,189,966)        389,899
                                                     ------------    ------------    ------------    ------------
Net realized and unrealized gains/losses
     on investments and foreign currencies              5,011,087      33,948,472      37,495,015         400,100

CHANGE IN NET ASSETS FROM OPERATIONS                 $  4,664,802    $ 31,282,510    $ 35,570,839    $    415,326

(1)   For the period August 29, 2003, commencement of operations, to June 30,
      2004.

(2)   For the period March 31, 2004, commencement of operations, to June 30,
      2004.

(3) Dividend income net of withholding taxes. For the year ended June 30, 2004, withholding taxes for the Global Equity Fund were $125,227.

                                                FOR THE YEAR ENDED JUNE 30, 2004

SMALL CAP          VALUE        GLOBAL EQUITY     BALANCED         INCOME        ULTRA SHORT    MONEY MARKET
VALUE FUND(2)       FUND            FUND            FUND            FUND          BOND FUND         FUND
-------------       ----            ----            ----            ----          ---------         ----
$        281    $      2,873    $      8,331    $     17,202    $  3,030,888    $    168,825    $    380,370
       1,709         314,283       1,542,766          15,353               -               -         729,997
------------    ------------    ------------    ------------    ------------    ------------    ------------
       1,990         317,156       1,551,097          32,555       3,030,888         168,825       1,110,367
       2,154         142,825       1,135,102          11,095         416,408          31,864         358,875
         431          30,606         170,267           2,560          96,095          13,656         153,806

         718          51,009         260,468           4,267         160,157          22,760               -
           -               -           5,816               -               -               -               -

         263          16,988          62,352           1,663          32,503           3,084          59,612
           -               -             129               -               -               -             537
           -               -             181               -               -               -               -

         545          73,117         357,870          12,200         130,582          17,414         241,455
           -               -             430               -               -               -           1,547
           -               -           2,168               -               -               -               -
         834          12,940          54,224           8,792          31,634          10,428          39,663
       4,052           5,993          16,859           4,012           3,305           4,689           4,827
       2,494               -               -           6,149               -           5,419               -
       5,220          14,106          37,237          18,507          14,210          20,167          31,802
          59           3,374          18,249             827          10,334           1,462          16,507
         883          13,368         111,133           3,569          36,336           5,713          63,046
------------    ------------    ------------    ------------    ------------    ------------    ------------
      17,653         364,326       2,232,485          73,641         931,564         136,656         971,677
     (12,998)              -               -         (51,390)              -        (131,154)              -
           -               -               -               -               -               -               -
------------    ------------    ------------    ------------    ------------    ------------    ------------
       4,655         364,326       2,232,485          22,251         931,564           5,502         971,677
$     (2,665)   $    (47,170)   $   (681,388)   $     10,304    $  2,099,324    $    163,323    $    138,690

$    (36,221)   $  2,404,710    $    476,043    $     80,597    $    404,291    $    (69,702)              -

      27,877       1,384,533      14,619,718          52,694      (2,935,975)        (61,472)              -
------------    ------------    ------------    ------------    ------------    ------------    ------------
      (8,344)      3,789,243      15,095,761         133,291      (2,531,684)       (131,174)              -
$    (11,009)   $  3,742,073    $ 14,414,373    $    143,595    $   (432,360)   $     32,149    $    138,690

STATEMENTS OF CHANGES IN NET ASSETS

                                                   SMALL CAP CORE GROWTH FUND           EMERGING GROWTH FUND
                                                    For the          For the          For the         For the
                                                  year ended        year ended       year ended      year ended
                                                    06/30/04        06/30/03          06/30/04        06/30/03
                                                    --------        --------          --------        --------
OPERATIONS
Net investment income/loss                       $    (346,285)   $    (175,082)   $  (2,665,962)   $  (2,526,279)
Realized gains/losses on investments                 6,022,751       (3,605,564)      37,477,874      (45,670,710)
Change in unrealized appreciation/depreciation
     on investments                                 (1,011,664)       2,748,439       (3,529,402)      31,865,153
                                                 -------------    -------------    -------------    -------------
Change in net assets from operations                 4,664,802       (1,032,207)      31,282,510      (16,331,836)
Dividends to Shareholders:
     From net investment income:
         Standard Shares                                     -                -                -                -
                                                 -------------    -------------    -------------    -------------
Change in net assets
     from capital transactions                       7,215,282          394,033      (22,233,586)     (17,500,693)

CHANGE IN NET ASSETS                             $  11,880,084    $    (638,174)   $   9,048,924    $ (33,832,529)
                                                 -------------    -------------    -------------    -------------
NET ASSETS
Beginning of period                              $  17,821,222    $  18,459,396    $ 171,850,826    $ 205,683,355
End of period                                    $  29,701,306    $  17,821,222    $ 180,899,750    $ 171,850,826
                                                 -------------    -------------    -------------    -------------
Accumulated net investment income/loss                       -                -                -                -
                                                 -------------    -------------    -------------    -------------
CAPITAL TRANSACTIONS

Standard Shares

     Proceeds from shares issued                 $  13,121,654    $   5,237,434    $  21,134,996    $  37,852,532
     Dividends reinvested                                    -                -                -                -
     Cost of shares redeemed                        (5,906,372)      (4,843,401)     (41,911,039)     (55,356,284)
                                                 -------------    -------------    -------------    -------------
     Net change                                      7,215,282          394,033      (20,776,043)     (17,503,752)
                                                 -------------    -------------    -------------    -------------
Institutional Shares

     Proceeds from shares issued                             -                -    $   1,239,421    $   2,821,812
     Cost of shares redeemed                                 -                -       (4,008,407)      (3,432,566)
                                                 -------------    -------------    -------------    -------------
     Net change                                              -                -       (2,768,986)        (610,754)
                                                 -------------    -------------    -------------    -------------
Administrative Shares
     Proceeds from shares issued                             -                -    $   6,512,533    $   6,162,025
     Cost of shares redeemed                                 -                -       (5,201,090)      (5,548,212)
                                                 -------------    -------------    -------------    -------------
     Net change                                              -                -        1,311,443          613,813
                                                 -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                        $   7,215,282    $     394,033    $ (22,233,586)   $ (17,500,693)
                                                 -------------    -------------    -------------    -------------
SHARE TRANSACTIONS
Standard Shares
     Issued                                          1,247,393          672,716        1,702,236        3,719,462
     Reinvested                                              -                -                -                -
     Redeemed                                         (561,227)        (628,978)      (3,358,592)      (5,464,486)
                                                 -------------    -------------    -------------    -------------
     Net change                                        686,166           43,738       (1,656,356)      (1,745,024)
                                                 -------------    -------------    -------------    -------------
Institutional Shares
     Issued                                                  -                -           96,116          273,794
     Redeemed                                                -                -         (311,449)        (329,608)
                                                 -------------    -------------    -------------    -------------
     Net change                                              -                -         (215,333)         (55,814)
                                                 -------------    -------------    -------------    -------------
Administrative Shares
     Issued                                                  -                -          517,457          597,115
     Redeemed                                                -                -         (412,025)        (534,955)
                                                 -------------    -------------    -------------    -------------
     Net change                                              -                -          105,432           62,160
                                                 -------------    -------------    -------------    -------------
CHANGE IN SHARES
     FROM SHARE TRANSACTIONS                           686,166           43,738       (1,766,257)      (1,738,678)
                                                 -------------    -------------    -------------    -------------

(1)   Commencement of operations.

See Financial Notes

                                                     SMALL CAP
       CORE GROWTH FUND             300 FUND         VALUE FUND              VALUE FUND
------------------------------    -------------    --------------   ------------------------------
   For the          For the       For the period   For the period      For the          For the
  year ended       year ended      08/29/03(1) -    03/31/04(1) -    year ended       year ended
  06/30/04         06/30/03         06/30/04         06/30/04         06/30/04         06/30/03
  --------         --------         --------         --------         --------         --------
$  (1,924,176)   $    (520,790)   $      15,226    $      (2,665)   $     (47,170)   $     (99,467)
   43,684,981      (39,810,514)          10,201          (36,221)       2,404,710      (10,282,004)

   (6,189,966)      29,592,435          389,899           27,877        1,384,533        9,608,668
-------------    -------------    -------------    -------------    -------------    -------------

   35,570,839      (10,738,869)         415,326          (11,009)       3,742,073         (772,803)
            -                -           (4,055)               -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
  (42,077,189)     (51,887,083)       6,437,494        1,387,216        3,902,663       (4,060,871)
$  (6,506,350)   $ (62,625,952)   $   6,848,765    $   1,376,207    $   7,644,736    $  (4,833,674)
-------------    -------------    -------------    -------------    -------------    -------------
$ 351,336,107    $ 413,962,059                -                -    $  16,226,319    $  21,059,993
$ 344,829,757    $ 351,336,107    $   6,848,765    $   1,376,207    $  23,871,055    $  16,226,319
-------------    -------------    -------------    -------------    -------------    -------------
            -                -    $      13,494                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
$  21,264,741    $  20,813,812    $   6,674,799    $   1,408,985    $   8,784,600    $   6,319,550
            -                -            4,044                -                -                -
  (44,917,887)     (53,825,105)        (241,349)         (21,769)      (4,881,937)     (10,380,421)
-------------    -------------    -------------    -------------    -------------    -------------
  (23,653,146)     (33,011,293)       6,437,494        1,387,216        3,902,663       (4,060,871)
-------------    -------------    -------------    -------------    -------------    -------------
$  23,690,276    $  27,922,878                -                -                -                -
  (41,119,985)     (47,184,580)               -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
  (17,429,709)     (19,261,702)               -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
$     733,629    $   1,251,277                -                -                -                -
   (1,727,963)        (865,365)               -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
     (994,334)         385,912                -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
$ (42,077,189)   $ (51,887,083)   $   6,437,494    $   1,387,216    $   3,902,663    $  (4,060,871)
-------------    -------------    -------------    -------------    -------------    -------------
    1,188,913        1,364,126          635,272          143,670          888,579          819,291
            -                -              374                -                -                -
   (2,501,662)      (3,545,634)         (21,696)          (2,347)        (495,734)      (1,349,990)
-------------    -------------    -------------    -------------    -------------    -------------
   (1,312,749)      (2,181,508)         613,950          141,323          392,845         (530,699)
-------------    -------------    -------------    -------------    -------------    -------------
    1,616,753        2,233,874                -                -                -                -
   (2,794,779)      (3,763,348)               -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
   (1,178,026)      (1,529,474)               -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
       40,193           80,682                -                -                -                -
      (96,922)         (55,257)               -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
      (56,729)          25,425                -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
   (2,547,504)      (3,685,557)         613,950          141,323          392,845         (530,699)
-------------    -------------    -------------    -------------    -------------    -------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                       GLOBAL EQUITY FUND                  BALANCED FUND
                                                 ------------------------------    ------------------------------
                                                    For the          For the          For the       For the period
                                                   year ended       year ended       year ended     12/20/02(1) -
                                                    06/30/04        06/30/03         06/30/04         06/30/03
                                                    --------        --------         --------         --------
OPERATIONS
Net investment income/loss                       $    (681,388)   $    (245,695)   $      10,304    $       1,205
Realized gains/losses on investments
     and foreign currency transactions                 476,043      (20,092,299)          80,597           24,140
Change in unrealized appreciation/depreciation
     on investments and foreign currency
     transactions                                   14,619,718       10,231,205           52,694           25,761
                                                 -------------    -------------    -------------    -------------
Change in net assets from operations                14,414,373      (10,106,789)         143,595           51,106
Dividends to Shareholders:
     From net investment income:
         Standard Shares                                     -                -          (11,300)          (1,502)
         Institutional Shares                                -                -                -                -
     From net realized gains on investments:
         Standard Shares                                     -                -          (31,488)               -
                                                 -------------    -------------    -------------    -------------
Total dividends                                              -                -          (42,788)          (1,502)
Change in net assets
     from capital transactions                     (21,995,780)     (26,919,108)       1,642,210        1,011,462
CHANGE IN NET ASSETS                             $  (7,581,407)   $ (37,025,897)   $   1,743,017    $   1,061,066
                                                 -------------    -------------    -------------    -------------
NET ASSETS
Beginning of period                              $ 110,592,559    $ 147,618,456    $   1,061,066                -
End of period                                    $ 103,011,152    $ 110,592,559    $   2,804,083    $   1,061,066
                                                 -------------    -------------    -------------    -------------
Accumulated net investment income/loss           $    (441,535)   $    (570,287)               -    $         156
                                                 -------------    -------------    -------------    -------------
CAPITAL TRANSACTIONS
Standard Shares
     Proceeds from shares issued                 $  12,635,147    $  25,646,368    $   1,943,959    $   1,049,586
     Dividends reinvested                                    -                -           37,052              325
     Cost of shares redeemed                       (32,146,318)     (50,286,863)        (338,801)         (38,449)
                                                 -------------    -------------    -------------    -------------
     Net change                                    (19,511,171)     (24,640,495)       1,642,210        1,011,462
                                                 -------------    -------------    -------------    -------------
Institutional Shares
     Proceeds from shares issued                 $  10,869,317    $  37,771,071                -                -
     Dividends reinvested                                    -                -                -                -
     Cost of shares redeemed                       (13,146,663)     (40,033,225)               -                -
                                                 -------------    -------------    -------------    -------------
     Net change                                     (2,277,346)      (2,262,154)               -                -
                                                 -------------    -------------    -------------    -------------
Administrative Shares
     Proceeds from shares issued                 $     507,646    $     706,362                -                -
     Cost of shares redeemed                          (714,909)        (722,821)               -                -
                                                 -------------    -------------    -------------    -------------
     Net change                                       (207,263)         (16,459)               -                -
                                                 -------------    -------------    -------------    -------------
CHANGE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                        $ (21,995,780)   $ (26,919,108)   $   1,642,210    $   1,011,462
                                                 -------------    -------------    -------------    -------------

SHARE TRANSACTIONS
Standard Shares
     Issued                                            851,102        1,995,494          172,335          104,984
     Reinvested                                              -                -            3,318               33
     Redeemed                                       (2,160,362)      (3,944,883)         (30,031)          (3,660)
                                                 -------------    -------------    -------------    -------------
     Net change                                     (1,309,260)      (1,949,389)         145,622          101,357
                                                 -------------    -------------    -------------    -------------
Institutional Shares
     Issued                                            765,110        2,906,867                -                -
     Reinvested                                              -                -                -                -
     Redeemed                                         (918,483)      (3,078,716)               -                -
                                                 -------------    -------------    -------------    -------------
     Net change                                       (153,373)        (171,849)               -                -
                                                 -------------    -------------    -------------    -------------
Administrative Shares
     Issued                                             33,828           55,041                -                -
     Redeemed                                          (46,795)         (56,965)               -                -
                                                 -------------    -------------    -------------    -------------
     Net change                                        (12,967)          (1,924)               -                -
                                                 -------------    -------------    -------------    -------------
CHANGE IN SHARES
     FROM SHARE TRANSACTIONS                        (1,475,600)      (2,123,162)         145,622          101,357
                                                 -------------    -------------    -------------    -------------

(1) Commencement of operations.

See Financial Notes

         INCOME FUND                  ULTRA SHORT BOND FUND               MONEY MARKET FUND
------------------------------    ------------------------------    ------------------------------
   For the          For the          For the       For the period      For the          For the
 year ended        year ended       year ended       11/21/02(1) -    year ended       year ended
  06/30/04         06/30/03          06/30/04         06/30/03         06/30/04         06/30/03
  --------         --------          --------         --------         --------         --------
$   2,099,324    $   2,597,821    $     163,323    $      82,660    $     138,690    $     844,631

      404,291        3,091,917          (69,702)          (2,413)               -                -

   (2,935,975)       1,619,468          (61,472)          38,485                -                -
-------------    -------------    -------------    -------------    -------------    -------------
     (432,360)       7,309,206           32,149          118,732          138,690          844,631
   (2,247,909)      (2,770,272)        (172,102)         (89,255)         (95,186)        (710,661)
            -                -                -                -          (43,504)        (133,970)
            -                -                -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
   (2,247,909)      (2,770,272)        (172,102)         (89,255)        (138,690)        (844,631)

   (6,894,783)      (2,889,480)      (1,559,881)       9,222,446      (21,290,731)     (15,276,980)
$  (9,575,052)   $   1,649,454    $  (1,699,834)   $   9,251,923    $ (21,290,731)   $ (15,276,980)
-------------    -------------    -------------    -------------    -------------    -------------
$  69,137,481    $  67,488,027    $   9,251,923                -    $ 115,533,193    $ 130,810,173
$  59,562,429    $  69,137,481    $   7,552,089    $   9,251,923    $  94,242,462    $ 115,533,193
-------------    -------------    -------------    -------------    -------------    -------------
            -                -    $        (255)   $        (976)               -                -
-------------    -------------    -------------    -------------    -------------    -------------
$   7,287,801    $  15,862,291    $   6,180,634    $  10,640,331    $  75,687,758    $  90,075,370
    2,048,025        2,594,958          153,072           70,753          105,043          742,720
  (16,230,609)     (21,346,729)      (7,893,587)      (1,488,638)     (97,203,060)    (100,447,452)
-------------    -------------    -------------    -------------    -------------    -------------
   (6,894,783)      (2,889,480)      (1,559,881)       9,222,446      (21,410,259)      (9,629,362)
-------------    -------------    -------------    -------------    -------------    -------------
            -                -                -                -    $   7,048,948    $   3,128,338
            -                -                -                -           44,467          144,697
            -                -                -                -       (6,973,887)      (8,920,653)
-------------    -------------    -------------    -------------    -------------    -------------
            -                -                -                -          119,528       (5,647,618)
-------------    -------------    -------------    -------------    -------------    -------------
            -                -                -                -                -                -
            -                -                -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
            -                -                -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
$  (6,894,783)   $  (2,889,480)   $  (1,559,881)   $   9,222,446    $ (21,290,731)   $ (15,276,980)
-------------    -------------    -------------    -------------    -------------    -------------

      724,145        1,597,468          618,148        1,060,718       75,687,758       90,075,370
      203,510          262,370           15,347            7,042          105,043          742,730
   (1,611,789)      (2,151,369)        (791,761)        (148,149)     (97,203,060)    (100,447,452)
-------------    -------------    -------------    -------------    -------------    -------------
     (684,134)        (291,531)        (158,266)         919,611      (21,410,259)      (9,629,352)
-------------    -------------    -------------    -------------    -------------    -------------
            -                -                -                -        7,048,948        3,128,339
            -                -                -                -           44,467          144,697
            -                -                -                -       (6,973,887)      (8,920,653)
-------------    -------------    -------------    -------------    -------------    -------------
            -                -                -                -          119,528       (5,647,617)
-------------    -------------    -------------    -------------    -------------    -------------
            -                -                -                -                -                -
            -                -                -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
            -                -                -                -                -                -
-------------    -------------    -------------    -------------    -------------    -------------
     (684,134)        (291,531)        (158,266)         919,611      (21,290,731)     (15,276,969)
-------------    -------------    -------------    -------------    -------------    -------------

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                     INVESTMENT ACTIVITIES                       DIVIDENDS
                                            --------------------------------------------------------  ------------
                                Net asset                               Net realized
                                  value,       Net                     and unrealized     Total from    From net
                                beginning   investment     Redemption   gains/losses      investment    investment
                                of period   income/loss        fee     on investments     operations     income
                                ---------   -----------        ---     --------------     ----------     ------

SMALL CAP CORE GROWTH FUND
STANDARD SHARES

Year ended June 30, 2004        $    8.67    (0.13)             -           2.30             2.17            -
Year ended June 30, 2003             9.18    (0.09)             -          (0.42)           (0.51)           -
Year ended June 30, 2002             9.52    (0.08)             -          (0.26)           (0.34)           -
Year ended June 30, 2001            11.23    (0.05)             -          (1.64)           (1.69)           -
Period ended June 30, 2000(1)       10.00        -              -           1.23             1.23            -

EMERGING GROWTH FUND
STANDARD SHARES

Year ended June 30, 2004        $   10.96    (0.20)             -           2.25             2.05            -
Year ended June 30, 2003            11.82    (0.17)             -          (0.69)           (0.86)           -
Year ended June 30, 2002            15.79    (0.20)             -          (3.77)           (3.97)           -
Year ended June 30, 2001            33.48    (0.21)             -         (11.41)          (11.62)           -
Year ended June 30, 2000            21.76    (0.30)(4)          -          16.58            16.28            -

INSTITUTIONAL SHARES

Year ended June 30, 2004        $   11.23    (0.15)             -           2.33             2.18            -
Year ended June 30, 2003            12.02    (0.10)             -          (0.69)           (0.79)           -
Year ended June 30, 2002            15.96    (0.11)(4)          -          (3.83)           (3.94)           -
Year ended June 30, 2001            33.61    (0.12)             -         (11.46)          (11.58)           -
Period ended June 30, 2000(5)       25.67    (0.11)             -          12.61            12.50            -

ADMINISTRATIVE SHARES

Year ended June 30, 2004        $   11.11    (0.14)             -           2.25             2.11            -
Year ended June 30, 2003            11.92    (0.10)             -          (0.71)           (0.81)           -
Year ended June 30, 2002            15.87    (0.13)             -          (3.82)           (3.95)           -
Year ended June 30, 2001            33.57    (0.17)(4)          -         (11.46)          (11.63)           -
Period ended June 30, 2000(6)       28.70    (0.10)(4)          -           4.97             4.87            -

CORE GROWTH FUND
STANDARD SHARES

Year ended June 30, 2004        $   16.44    (0.12)             -           1.78             1.66            -
Year ended June 30, 2003            16.73    (0.04)             -          (0.25)           (0.29)           -
Year ended June 30, 2002            22.12    (0.09)             -          (5.30)           (5.39)           -
Year ended June 30, 2001            32.59    (0.16)             -          (9.01)           (9.17)           -
Year ended June 30, 2000            30.52    (0.22)             -           4.08             3.86            -

INSTITUTIONAL SHARES

Year ended June 30, 2004        $   13.52     0.01              -           1.46             1.47            -
Year ended June 30, 2003            13.66     0.05              -          (0.19)           (0.14)           -
Year ended June 30, 2002            17.94     0.04              -          (4.32)           (4.28)           -
Year ended June 30, 2001            26.59     0.01              -          (7.36)           (7.35)           -
Year ended June 30, 2000            25.02        -              -           3.36             3.36            -

ADMINISTRATIVE SHARES

Year ended June 30, 2004        $   16.68    (0.08)             -           1.84             1.76            -
Year ended June 30, 2003            16.91     0.01              -          (0.24)           (0.23)           -
Year ended June 30, 2002            22.27    (0.01)             -          (5.35)           (5.36)           -
Year ended June 30, 2001            32.66    (0.03)(4)          -          (9.06)           (9.09)           -
Period ended June 30, 2000(6)       32.09    (0.01)             -           0.58             0.57            -

300 FUND

STANDARD SHARES

Period ended June 30, 2004(7)   $   10.00     0.03              -           1.14             1.17        (0.01)
                                ---------     ----              -          -----            -----         ----

(1) For the period December 28, 1999, commencement of operations, to June 30, 2000.

(2)   Not annualized.

(3)   Annualized.

(4)   Based on average shares outstanding.

See Financial Notes

                                                                               RATIOS AND SUPPLEMENTAL DATA
           SHAREHOLDERS                              -------------------------------------------------------------------------------
----------------------------------                      Net            Ratio of            Ratio of net     Ratio of
 From                    Net asset                     assets,         expenses to          investment     expenses to
  net          Total       value,        Total         end of         average net          income/loss     average net     Portfolio
realized   dividends to     end          return        Period       assets, net of       to average net  assets, prior to   turnover
 gains     shareholders  of period        (%)        ($ x 1,000)    reimbursement (%)      assets (%)    reimbursement (%)   rate(%)
 -----     ------------  ---------        ---        -----------    -----------------      ----------    -----------------   -------
      -           -      $   10.84       25.03        $ 29,701           1.53               (1.37)            1.53            207.80
      -           -           8.67       (5.56)         17,821           1.45               (1.12)            1.58            349.79
      -           -           9.18       (3.57)         18,459           1.34               (0.93)            1.40            294.26
  (0.02)      (0.02)          9.52      (15.08)         15,503           1.34               (0.57)            3.20            146.62
      -           -          11.23       12.30(2)        8,397           1.49(3)             0.00(3)          5.98(3)          20.16

      -           -      $   13.01       18.70        $165,782           1.93               (1.47)            1.94            151.80
      -           -          10.96       (7.28)        157,911           1.95               (1.56)            1.97            315.89
      -           -          11.82      (25.14)        190,812           1.80               (1.39)            1.86            202.57
  (6.07)      (6.07)         15.79      (37.52)        283,760           1.68               (1.09)            1.75            136.63
  (4.56)      (4.56)         33.48       82.19         386,670           1.69               (1.09)            1.75            159.95

      -           -      $   13.41       19.41        $  3,534           1.30               (0.85)            1.31            151.80
      -           -          11.23       (6.57)          5,379           1.25               (0.86)            1.28            315.89
      -           -          12.02      (24.69)          6,428           1.20               (0.78)            1.26            202.57
  (6.07)      (6.07)         15.96      (37.21)         19,676           1.30               (0.69)            1.36            136.63
  (4.56)      (4.56)         33.61       55.02(2)       16,284           1.24(3)            (0.61)(3)         1.31(3)         159.95

      -           -      $   13.22       18.99        $ 11,584           1.60               (1.13)            1.62            151.80
      -           -          11.11       (6.80)          8,561           1.51               (1.13)            1.54            315.89
      -           -          11.92      (24.89)          8,444           1.47               (1.07)            1.53            202.57
  (6.07)      (6.07)         15.87      (37.43)          9,497           1.55               (0.96)            2.06            136.63
      -           -          33.57       16.97(2)            8           1.55(3)            (0.90(3)        158.14(3)         159.95

      -           -      $   18.10       10.10        $290,352           1.50               (0.65)            1.52            228.43
      -           -          16.44       (1.73)        285,339           1.37               (0.28)            1.53            183.75
      -           -          16.73      (24.37)        326,793           1.34               (0.43)            1.44             76.40
  (1.30)      (1.30)         22.12      (28.42)        472,779           1.34               (0.62)            1.42             44.95
  (1.79)      (1.79)         32.59       12.82         699,399           1.49               (0.75)            1.52             20.04

      -           -      $   14.99       10.96        $ 52,842           0.77                0.08             0.79            228.43
      -           -          13.52       (1.02)         63,571           0.69                0.36             0.76            183.75
      -           -          13.66      (23.86)         85,140           0.68                0.23             0.73             76.40
  (1.30)      (1.30)         17.94      (27.98)        123,912           0.68                0.04             0.74             44.95
  (1.79)      (1.79)         26.59       13.67         180,779           0.74                0.00             0.74             20.04

      -           -      $   18.44       10.55        $  1,635           1.11               (0.27)            1.13            228.43
      -           -          16.68       (1.36)          2,426           1.00                0.09             1.06            183.75
      -           -          16.91      (24.07)          2,029           0.94               (0.05)            1.01             76.40
  (1.30)      (1.30)         22.27      (28.11)          1,964           0.94               (0.14)            5.63             44.95
      -           -          32.66        1.78(2)           21           0.99(3)            (0.27)(3)       101.59(3)          20.04

      -       (0.01)     $   11.16       11.71(2)     $  6,849           0.90(3)             0.38(3)          1.94(3)          32.98
  -----       -----      ---------       -------      --------           ------              ------           ------           -----

(5)   For the period November 1, 1999, commencement of operations, to June 30,
      2000.

(6)   For the period February 4, 2000, commencement of operations, to June 30,
      2000.

(7)   For the period August 29, 2003, commencement of operations, to June 30,
      2004.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                                          INVESTMENT ACTIVITIES            DIVIDENDS
                                                                      ------------------------------------------  ---------
                                                                                      Net realized
                                          Net asset                                  and unrealized
                                            value,        Net                        gains/losses on  Total from   From net
                                          beginning   investment      Redemption     investments and  investment  investment
                                          of period   income/loss        fee      foreign currencies  operations    income
                                          ---------   -----------        ---      ------------------  ----------    ------
SMALL CAP VALUE FUND
STANDARD SHARES
                                          ---------      -----           ----             ----           ----        ----
Period ended June 30, 2004(1)             $   10.00      (0.02)             -            (0.24)         (0.26)          -
                                          ---------      -----           ----             ----           ----        ----
VALUE FUND
STANDARD SHARES

Year ended June 30, 2004                  $    8.64      (0.02)             -             1.89           1.87           -
Year ended June 30, 2003                       8.74      (0.05)             -            (0.05)         (0.10)          -
One month period ended June 30, 2002(4)       10.21      (0.01)             -            (1.46)         (1.47)          -
Year ended May 31, 2002                       15.29      (0.08)             -            (3.57)         (3.65)          -
Year ended May 31, 2001                       14.58      (0.07)             -             2.70           2.63           -
Year ended May 31, 2000                       14.03      (0.08)             -             2.05           1.97           -

GLOBAL EQUITY FUND
STANDARD SHARES

Year ended June 30, 2004                  $   13.39      (0.10)(5)          -(6)          1.89           1.79           -
Year ended June 30, 2003                      14.22      (0.03)(5)       0.02            (0.82)         (0.83)          -
Year ended June 30, 2002                      18.31      (0.11)(5)       0.01            (3.99)         (4.09)          -
Year ended June 30, 2001                      29.99      (0.16)             -            (9.61)         (9.77)          -
Year ended June 30, 2000                      20.22      (0.22)(5)          -            10.94          10.72           -

INSTITUTIONAL SHARES

Year ended June 30, 2004                  $   13.65       0.04(5)           -(6)          1.89           1.93           -
Year ended June 30, 2003                      14.40       0.05(5)        0.02            (0.82)         (0.75)          -
Year ended June 30, 2002                      18.46      (0.01)(5)       0.01            (4.06)         (4.06)          -
Year ended June 30, 2001                      30.08      (0.05)(5)          -            (9.66)         (9.71)          -
Period ended June 30, 2000(7)                 23.45      (0.05)(5)          -             7.63           7.58           -

ADMINISTRATIVE SHARES

Year ended June 30, 2004                  $   13.51      (0.02)(5)          -(6)          1.87           1.85           -
Year ended June 30, 2003                      14.30       0.01 (5)       0.02            (0.82)         (0.79)          -
Year ended June 30, 2002                      18.38      (0.06)(5)       0.01            (4.03)         (4.08)          -
Year ended June 30, 2001                      30.02      (0.11)(5)          -            (9.62)         (9.73)          -
Period ended June 30, 2000(8)                 33.45      (0.06)             -            (3.37)         (3.43)          -

BALANCED FUND
STANDARD SHARES

Year ended June 30, 2004                  $   10.47       0.06              -             1.12           1.18       (0.06)
Period ended June 30, 2003(9)                 10.00       0.02              -             0.47           0.49       (0.02)

INCOME FUND
STANDARD SHARES

Year ended June 30, 2004                  $   10.28       0.34              -            (0.40)         (0.06)      (0.36)
Year ended June 30, 2003                       9.62       0.37              -             0.69           1.06       (0.40)
Year ended June 30, 2002                      10.28       0.58              -            (0.66)         (0.08)      (0.58)
Year ended June 30, 2001                      10.20       0.68              -             0.10           0.78       (0.70)
Year ended June 30, 2000                      10.51       0.65              -            (0.32)          0.33       (0.63)

ULTRA SHORT BOND FUND
STANDARD SHARES

Year ended June 30, 2004                  $   10.06       0.18              -            (0.13)          0.05       (0.19)
Period ended June 30, 2003(10)                10.00       0.14(5)           -             0.07           0.21       (0.15)
                                          ---------      -----           ----             ----           ----        ----

(1)   For the period March 31, 2004, commencement of operations, to June 30,
      2004.

(2)   Not annualized.

(3)   Annualized.

(4) Subsequent to the annual report as of May 31, 2002, the Citizens Value Fund changed its fiscal year end to June 30.

(5)   Based on average shares outstanding.

See Financial Notes

        TO SHAREHOLDERS                                                RATIOS AND SUPPLEMENTAL DATA
        ---------------                         ----------------------------------------------------------------------------
                                                   Net           Ratio of       Ratio of net        Ratio of
  From                    Net asset               assets,       expenses to      investment       expenses to
   net         Total        value,    Total       end of        average net      income/loss       average net     Portfolio
realized    dividends to     end     return       period      assets, net of    to average net  assets, prior to    turnover
  gains     shareholders  of period    (%)      ($ x 1,000)  reimbursement (%)    assets (%)    reimbursement (%)   rate (%)
  -----     ------------  ---------    ---      -----------  -----------------    ----------    -----------------   --------
      -            -      $   9.74    (2.60)(2) $    1,376         1.60(3)         (0.92)(3)          6.07(3)         42.36
  -----        -----      --------   ------     ----------         ----            -----            ------            -----

      -            -      $  10.51    21.64     $   23,871         1.78            (0.23)             1.78           130.18
      -            -          8.64    (1.14)        16,226         1.90            (0.62)             1.90           209.72
      -            -          8.74   (14.40)(2)     21,060         1.95(3)         (1.33)(3)          2.05(3)          5.87
  (1.43)       (1.43)        10.21   (25.58)        24,981         1.95            (1.04)             2.54            34.77
  (1.92)       (1.92)        15.29    20.71         14,378         1.95            (0.65)             4.63            62.55
  (1.42)       (1.42)        14.58    14.36          8,726         1.95            (0.68)             7.11            72.32
  -----        -----      --------   ------     ----------         ----            -----            ------            -----

      -            -      $  15.18    13.37     $   95,625         2.01            (0.60)             2.01            49.16
      -            -         13.39    (5.84)       101,846         1.91            (0.26)             1.91            42.05
      -            -         14.22   (22.34)       135,881         1.84            (0.66)             1.84           132.82
  (1.91)       (1.91)        18.31   (33.69)       236,080         1.82            (0.71)             1.82           151.95
  (0.95)       (0.95)        29.99    53.27        354,818         1.82            (0.79)             1.83           120.69
  -----        -----      --------   ------     ----------         ----            -----            ------            -----

      -            -      $  15.58    14.14     $    5,244         1.37             0.25              1.37            49.16
      -            -         13.65    (5.21)         6,688         1.26             0.42              1.26            42.05
      -            -         14.40   (21.99)         9,531         1.27            (0.05)             1.27           132.82
  (1.91)       (1.91)        18.46   (33.35)        16,475         1.39            (0.23)             1.42           151.95
  (0.95)       (0.95)        30.08    32.55(2)      12,544         1.39(3)         (0.25)(3)          1.43(3)        120.69
  -----        -----      --------   ------     ----------         ----            -----            ------            -----

      -            -      $  15.36    13.69     $    2,142         1.71            (0.11)             1.71            49.16
      -            -         13.51    (5.52)         2,059         1.59             0.11              1.59            42.05
      -            -         14.30   (22.20)         2,207         1.64            (0.39)             1.64           132.82
  (1.91)       (1.91)        18.38   (33.52)         1,748         1.68            (0.48)             3.18           151.95
      -            -         30.02   (10.25)(2)          1         1.68(3)         (0.48)(3)        296.20(3)        120.69
  -----        -----      --------   ------     ----------         ----            -----            ------            -----

  (0.24)       (0.30)     $  11.35    11.31     $    2,804         1.30             0.60              4.30            98.20
      -        (0.02)        10.47     4.87(2)       1,061         1.30(3)          0.41(3)          16.73(3)        140.42
  -----        -----      --------   ------     ----------         ----            -----            ------            -----

      -        (0.36)     $   9.86    (0.63)    $   59,562         1.45             3.28              1.45            64.37
      -        (0.40)        10.28    11.28         69,137         1.37             3.80              1.37           195.73
      -        (0.58)         9.62    (0.87)        67,488         1.38             5.77              1.38            54.05
      -(6)     (0.70)        10.28     7.87         71,639         1.40             6.55              1.48            60.53
  (0.01)       (0.64)        10.20     3.35         61,836         1.45             6.34              1.47            52.96
  -----        -----      --------   ------     ----------         ----            -----            ------            -----

      -        (0.19)     $   9.92     0.48     $    7,552          0.06            1.79              1.50            80.96
      -        (0.15)        10.06     2.12(2)       9,252          0.00(3)         2.29(3)           2.10(3)         56.04
  -----        -----      --------   ------     ----------         ----            -----            ------            -----

(6) Less than $0.005 per share.

(7) For the period November 1, 1999, commencement of operations, to June 30,
2000.

(8) For the period February 4, 2000, commencement of operations, to June 30,
2000.

(9) For the period December 20, 2002, commencement of operations, to June 30, 2003.

(10) For the period November 21, 2002, commencement of operations, to June 30, 2003.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                       INVESTMENT ACTIVITIES                         DIVIDENDS
------------------------                    -----------------------------------------------------------    ----------
                               Net asset                                   Net realized
                                 value,         Net                       and unrealized     Total from     From net
                               beginning    investment     Redemption     gains/losses on    investment    investment
                               of period    income/loss       fee          investments       operations      income
                               ---------    -----------       ---          -----------       ----------      ------
MONEY MARKET FUND
STANDARD SHARES
Year ended June 30, 2004        $   1.00           -(1)         -               -                   -(1)         -(1)
Year ended June 30, 2003            1.00        0.01            -               -                0.01        (0.01)
Year ended June 30, 2002            1.00        0.02            -               -                0.02        (0.02)
Year ended June 30, 2001            1.00        0.05            -               -                0.05        (0.05)
Year ended June 30, 2000            1.00        0.05            -               -                0.05        (0.05)

INSTITUTIONAL SHARES
Year ended June 30, 2004        $   1.00           -(1)         -               -                   -(1)         -(1)
Year ended June 30, 2003            1.00        0.01            -               -                0.01        (0.01)
Year ended June 30, 2002            1.00        0.02            -               -                0.02        (0.02)
Year ended June 30, 2001            1.00        0.05            -               -                0.05        (0.05)
Year ended June 30, 2000            1.00        0.05            -               -                0.05        (0.05)
                                --------        ----        -------        -----------           ----         ----

(1) Less than $0.005 per share.

        TO SHAREHOLDERS                                           RATIOS AND SUPPLEMENTAL DATA
        ---------------                        ----------------------------------------------------------------------------
                                                  Net           Ratio of       Ratio of net        Ratio of
  From                    Net asset              assets,       expenses to      investment       expenses to
   net         Total        value,    Total      end of        average net      income/loss       average net     Portfolio
realized    dividends to     end     return      period      assets, net of    to average net  assets, prior to    turnover
  gains     shareholders  of period    (%)     ($ x 1,000)  reimbursement (%)    assets (%)    reimbursement (%)   rate (%)
  -----    -------------  ---------    ---     -----------  -----------------    ----------    -----------------   --------
      -            -(1)    $   1.00   0.10     $    83,231         0.98             0.10              0.98           N/A
      -        (0.01)          1.00   0.65         104,641         0.93             0.65              0.93           N/A
      -        (0.02)          1.00   1.71         114,271         0.92             1.72              0.92           N/A
      -        (0.05)          1.00   5.23         117,211         0.89             5.08              0.89           N/A
      -        (0.05)          1.00   4.67         112,700         1.17             4.59              1.18           N/A
   ----        -----       --------  -----     -----------         ----             ----              ----           ---
      -            -(1)    $   1.00   0.41     $    11,011         0.67             0.41              0.67           N/A
      -        (0.01)          1.00   0.95          10,892         0.63             0.98              0.63           N/A
      -        (0.02)          1.00   1.97          16,539         0.67             1.95              0.67           N/A
      -        (0.05)          1.00   5.43          27,475         0.70             5.22              0.70           N/A
      -        (0.05)          1.00   5.04          23,370         0.81             4.93              0.82           N/A
   ----        -----       --------  -----     -----------         ----             ----              ----           ---

 FINANCIAL NOTES

O R G A N I Z A T I O N

Citizens Funds (the "Trust"), a Massachusetts Business Trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust offers the following funds (individually a "fund,"collectively the "funds"):

           FUND                    SHORT NAME                FUND                 SHORT NAME
           ----                    ----------                ----                 ----------
CITIZENS SMALL CAP CORE GROWTH   Small Cap Core      CITIZENS GLOBAL EQUITY    Global Equity Fund
FUND                             Growth Fund         FUND
CITIZENS EMERGING GROWTH FUND    Emerging Growth     CITIZENS BALANCED FUND    Balanced Fund
                                 Fund
CITIZENS CORE GROWTH FUND        Core Growth Fund    CITIZENS INCOME FUND      Income Fund
CITIZENS 300 FUND                300 Fund            CITIZENS ULTRA SHORT      Ultra Short Bond
                                                     BOND FUND                 Fund
CITIZENS SMALL CAP VALUE FUND    Small Cap Value     CITIZENS MONEY MARKET     Money Market Fund
                                 Fund                FUND
CITIZENS VALUE FUND              Value Fund

The funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. The Emerging Growth Fund, Core Growth Fund, and Global Equity Fund currently offer three classes of shares: Standard shares, Institutional shares and Administrative shares. The Money Market Fund offers two classes of shares: Standard shares and Institutional shares. The Small Cap Core Growth Fund, 300 Fund, Small Cap Value Fund, Value Fund, Balanced Fund, Income Fund and Ultra Short Bond Fund offer one class of shares: Standard shares. Each class of shares in the funds has identical rights and privileges except with respect to class specific expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

INDEMNIFICATIONS

Under the funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the funds enter into contracts with their vendors and others that provide for general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.

CITIZENS MONEY MARKET EXCHANGE

On July 2, 2003, the Money Market Fund transferred $113,739,102 of securities and cash to the Citizens Prime Money Market Fund in exchange for 113,739,102 shares of the Citizens Prime Money Market Fund. From July 2, 2003 to February 20, 2004, the Money Market Fund invested substantially all of its investable assets in the Citizens Prime Money Market Fund, an open-end management investment company that has the same investment objective as the Money Market Fund. On February 20, 2004, the Money Market Fund redeemed net of previous redemptions, 96,647,324 shares from the Prime Money Market Fund in exchange for $96,647,324 of securities and cash which represented 100% of the net assets of the Citizens Prime Money Market Fund.

CITIZENS INTERNATIONAL GROWTH FUND REORGANIZATION

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Citizens International Growth Fund were transferred to the Standard shares of the Global Equity Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on December 19, 2003, following approval by shareholders at a special shareholder meeting. The following is a summary of shares

FINANCIAL NOTES

outstanding, net assets, net asset value per share issued, unrealized appreciation/depreciation, and accumulated net realized loss immediately before and after the reorganization:

                                    BEFORE REORGANIZATION           AFTER REORGANIZATION
                                    ---------------------           --------------------
                                 INTERNATIONAL         GLOBAL             GLOBAL
                                  GROWTH FUND       EQUITY FUND         EQUITY FUND
                                  -----------       -----------         -----------
Shares outstanding                  433,044.353     7,637,623.361       7,843,039.517
Net assets                      $     3,115,732   $   116,037,295     $   119,153,027
Net asset value per share:
   Standard shares              $          7.19   $         15.17     $         15.17
   Institutional shares                      NA   $         15.52     $         15.52
   Administrative shares                     NA   $         15.33     $         15.33
Unrealized
 appreciation/depreciation      $       511,440   $    11,275,289     $    11,786,729
Accumulated net realized loss   $      (928,080)  $  (135,041,252)    $  (135,969,332)

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION Equity securities are generally valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or lacking any sales, at the last available bid price for domestic securities and halfway between the bid and ask price for international securities. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Fixed-income investments generally are valued at the bid price for securities. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities. If a market quotation for a given security is unavailable, or if the adviser or a fund's sub-adviser believes an available quote does not accurately reflect the current value of a security, the adviser will use fair value procedures established by the funds' Board of Trustees to price the security. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a fund's net asset value is calculated. The Global Equity Fund has a policy to use fair value procedures to price securities traded on foreign markets in the event there is a specific change in the value of a domestic security index. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. The cost of securities sold

FINANCIAL NOTES

is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current rate of exchange. Purchases and sales of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FOREIGN CURRENCY CONTRACTS Foreign currency contracts are used to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of foreign currency contracts is determined by using the current rate of exchange. There were no foreign currency contracts open at year end.

REPURCHASE AGREEMENTS The funds may acquire repurchase agreements with an entity that is a member of the Federal Reserve System, collateralized by instruments issued by the U.S. government, its agencies or instrumentalities. The repurchase price generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. It is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity. Collateral subject to repurchase agreements is held by the funds' custodian or another qualified custodian. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the funds may be delayed or limited.

RESTRICTED SECURITIES The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration, or to the public, if the securities are registered under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult.

REDEMPTION FEE The Global Equity Fund charges a redemption fee of 2% (paid to the fund) with respect to shares of the fund redeemed or exchanged within 60 days of purchase. The fee does not apply to shares purchased through the reinvestment of dividends or other distributions, redemptions by the fund of accounts with below minimum balances, redemptions due to shareholder death or disability, or certain omnibus accounts or retirement plans. For the year ended June 30, 2004, the Global Equity Fund collected $23,360 in redemption fees. These fees are included in the "change in net assets from capital transactions" amounts in the Statements of Changes in Net Assets.

DIVIDENDS TO SHAREHOLDERS The Small Cap Core Growth Fund, Emerging Growth Fund, Core Growth Fund, 300 Fund, Small Cap Value Fund, Value Fund and Global Equity Fund declare and distribute dividends from net investment income, if any, to shareholders annually. The Balanced Fund declares and distributes dividends from net investment income to shareholders quarterly. The Income Fund declares and distributes dividends from net investment income to shareholders monthly. Dividends from net investment income for the Ultra Short Bond Fund and Money Market Fund are declared daily and paid monthly. The funds' net realized gains, if any, are distributed to shareholders at least annually.

FINANCIAL NOTES

Additional dividends may also be paid to the funds' shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains. The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

OFFERING COSTS Expenses incurred in connection with the offering of fund shares for the 300 Fund, Small Cap Value Fund, Balanced Fund and Ultra Short Bond Fund were paid by the funds and are amortized over a 12-month period starting with each fund's commencement of operations.

FEDERAL INCOME TAXES Each fund is a separate taxable entity for federal tax purposes. Each fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and distributes substantially all of its taxable net investment income and net realized gains, if any, to its shareholders.

FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE Citizens Advisers, Inc. (the "adviser") serves as adviser to each of the funds. Under the terms of the management contract, the adviser is paid a fee that is computed daily based on an annual rate for each fund's average daily net assets. Those rates are as follows:

        FUND                  FEE RATE             FUND                 FEE RATE
        ----                  --------             ----                 --------
Small Cap Core Growth Fund      0.50%        Global Equity Fund           1.00%
Emerging Growth Fund            1.00%        Balanced Fund                0.65%
Core Growth Fund                0.50%        Income Fund                  0.65%
300 Fund                        0.20%        Ultra Short Bond Fund        0.35%
Small Cap Value Fund            0.75%        Money Market Fund            0.35%*
Value Fund                      0.70%

*For any period that the Money Market Fund invested its assets in the Citizens Prime Money Market Fund, the total management fee payable to the adviser under the management contract with respect to the fund did not exceed 0.35% per annum of the fund's average net assets minus the fund's allocable share of the management fees paid to the adviser from Citizens Prime Money Market Fund.

During the fiscal year ended June 30, 2004, SSgA Funds Management, Inc. served as the sub-adviser for the Global Equity Fund. For its services, the sub-adviser received a fee computed daily based on an annual rate of 0.35% of the fund's average daily net assets up to $500 million, and 0.25% on assets thereafter. The fee was paid by the adviser.

DISTRIBUTION FEE Citizens Securities, Inc. (the "distributor") is a wholly owned subsidiary of the adviser and serves as the funds' distributor. Pursuant to Rule 12b-1 under the 1940 Act, the Trust's shareholders have adopted a separate distribution plan with respect to the funds' Standard and Administrative shares pursuant to which the funds, except the Money Market Fund, compensate the distributor for services in an amount equal to 0.25% per annum of average annual net assets represented by such shares.

ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES The adviser, with whom certain officers and trustees are affiliated, performs administrative duties for the Trust under a separate administrative contract, which provides for the reimbursement of out-of-pocket expenses as well as fees for services rendered. In accordance with the

FINANCIAL NOTES

terms of the administrative contract, fees and expenses are accrued daily based on average daily net assets of each fund at the annual rate of 0.15%. In addition, Citizens Advisers provides a number of administrative services to the Trust, relating primarily to shareholder services and communications, and is paid an account fee for providing such services and communications for each of the individual funds with the exception of the Core Growth Fund, Standard shares. The Core Growth Fund, Standard shares may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the year ended June 30, 2004, a fee of 0.25% was charged.

TRANSFER AGENCY, FUND ACCOUNTING AND CUSTODY BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the funds pursuant to certain fee arrangements. Transfer agent expenses also include the cost of services rendered by third parties to provide sub-transfer agency services. Fifth Third Bank acts as custodian for the funds. Custody expenses may be incurred or offset from fees or credits arising from cash balances maintained on deposit.

TRUSTEE FEES Certain officers and Trustees of the Trust are "interested persons,"as defined in the 1940 Act, of the adviser. Currently, each Trustee who is not an "interested person" receives an annual retainer of $12,000 and $1,250 for each day's attendance at a Trustee meeting. The independent trustees have elected a Chair, who receives an additional annual retainer of $5,000; and a Vice Chair, Audit Committee Chair and Social Responsibility Committee Chair, who each receives an additional annual retainer of $2,500.

EXPENSE ALLOCATION Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Expenses specific to a class are charged to that class.

FEE REDUCTIONS AND REIMBURSEMENTS For the year ended June 30, 2004, the adviser limited the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, for certain funds to the extent they exceeded the following total annualized expense limits:

                         EXPENSE                                        EXPENSE
FUND                    LIMITATION                 FUND               LIMITATION
----                    ----------                 ----               ----------
300 Fund                   0.90%             Balanced Fund              1.30%
Small Cap Value Fund       1.60%             Ultra Short Bond Fund      0.10%(1)

(1) For the period July 1, 2003 to October 27, 2003, the adviser voluntarily waived all fees and reimbursed all expenses for the Ultra Short Bond Fund.

The above expense limitations for the 300 Fund, Balanced Fund and Ultra Short Bond Fund are voluntary and may be removed by the adviser at any time. The expense limitation for the Small Cap Value Fund is contractual and expires June 30, 2005.

FEES PAID INDIRECTLY During the period, certain funds participated in a directed brokerage program in which the funds utilize recaptured commissions on securities transactions to pay for, in whole or in part, accounting expenses of the funds.

INVESTMENT TRANSACTIONS

The following summarizes purchases and sales of investment securities, other than short-term investments, by fund for the year ended June 30, 2004:

FINANCIAL NOTES

         FUND                  PURCHASES        SALES             FUND                PURCHASES       SALES
         ----                  ---------        -----             ----                ---------       -----
Small Cap Core Growth Fund   $ 57,750,408   $ 51,546,547    Value Fund               $30,181,768   $26,264,788
Emerging Growth Fund          279,288,302    304,558,394    Global Equity Fund        54,663,798    79,123,838
Core Growth Fund              824,038,217    861,988,572    Balanced Fund              3,079,227     1,573,256
300 Fund(1)                     7,857,714      1,323,725    Income Fund               39,376,944    49,568,928
Small Cap Value Fund(2)         1,738,130        427,647    Ultra Short Bond Fund      5,825,901     6,641,751

(1) For the period August 29, 2003, commencement of operations, to June 30,
    2004.

(2) For the period March 31, 2004, commencement of operations, to June 30, 2004.

FEDERAL TAX INFORMATION

The tax character of dividends paid by the funds during the past two fiscal years were as follows:

FISCAL YEAR ENDED 2004     DIVIDENDS PAID FROM
                         -----------------------
                                          Net                      Tax
                                       long-term     Total       return
                          Ordinary      capita(l)   taxable        of           Total
                           income        gains     dividends     capital  dividends paid(1)
                          --------     ---------  ----------     -------  -----------------
300 Fund                $    4,055       $    -   $    4,055     $     -     $    4,055
Balanced Fund               37,124            -       37,124           -         37,124
Income Fund              2,265,775            -    2,265,775           -      2,265,775
Ultra Short Bond Fund      177,984            -      177,984           -        177,984
Money Market Fund          152,547            -      152,547           -        152,547

FISCAL YEAR ENDED 2003     DIVIDENDS PAID FROM
                         -----------------------
                                          Net                     Tax
                                       long-term    Total       return
                          Ordinary      capital    taxable        of           Total
                           income        gains    dividends     capital  dividends paid(1)
                           ------        -----    ---------     -------  -----------------
Balanced Fund           $      325       $    -  $       325    $     -     $      325
Income Fund              2,872,716            -    2,872,716          -      2,872,716
Ultra Short Bond Fund       72,439            -       72,439          -         72,439
Money Market Fund          909,800            -      909,800          -        909,800

As of June 30, 2004 the components of accumulated earnings/deficit on a tax basis for the funds were as follows:

                        Undistributed   Undistributed                               Accumulated     Unrealized          Total
                          ordinary        long-term      Accumulated   Dividends    capital and    appreciation/     accumulated
                           income       capital gains     earnings      payable     other losses   depreciation(2) earnings/deficit
                           ------       -------------     --------      -------     ------------   --------------- ----------------
Small Cap Core Growth
Fund                    $1,108,006        $190,731        $1,298,737   $       -   $           -   $    721,478     $   2,020,215
Emerging Growth Fund             -               -                 -           -    (186,831,604)    12,089,593      (174,742,011)
Core Growth Fund                 -               -                 -           -     (81,665,805)    35,170,078       (46,495,727)
300 Fund                    37,202               -            37,202           -               -        376,392           413,594
Small Cap Value Fund             -               -                 -           -         (29,718)        21,374            (8,344)
Value Fund                       -               -                 -           -      (9,143,852)     2,294,752        (6,849,100)
Global Equity Fund               -               -                 -           -    (131,400,223)     8,185,783      (123,214,440)
Balanced Fund               76,921           2,255            79,176      (6,841)              -         78,232           150,567
Income Fund                188,499               -           188,499    (188,499)     (5,502,205)      (157,640)       (5,659,845)
Ultra Short Bond Fund       10,679               -            10,679     (10,934)        (87,234)       (22,987)         (110,476)
Money Market Fund           27,197               -            27,197     (27,197)         (9,083)             -            (9,083)

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(2) The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to tax deferral of losses on wash sales.

FINANCIAL NOTES

As of June 30, 2004, the funds had the following net capital loss carryforwards, which are available to offset future realized gains:

                            Amount       Expires      Amount       Expires      Amount       Expires       Amount      Expires
                            ------       -------      ------       -------      ------       -------       ------      -------
Emerging Growth Fund       $      -           -    $150,661,298      2010    $ 36,170,306      2011      $        -         -
Core Growth Fund                  -           -      35,043,052      2010      46,622,753      2011               -         -
Small Cap Value Fund              -           -               -         -               -         -          29,718      2012
Value Fund                        -           -       1,388,345      2010       4,976,984      2011       2,778,523      2012
Global Equity Fund(1)       432,059        2009     107,044,617      2010       9,283,310      2011      14,198,702      2012
Income Fund                  59,139        2009         836,643      2010       4,606,423      2011               -         -
Ultra Short Bond Fund             -           -               -         -               -         -          74,733      2012
Money Market Fund             9,083        2009               -         -               -         -               -         -

(1) Included in the above are the following amounts which are subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger: $432,059 expiring in 2009, $33,758 expiring in 2010 and $345,833 expiring in 2011.

Net capital losses incurred after October 31, 2003, and within the taxable year are deemed to arise on the first business day of each fund's next taxable year. For the year ended June 30, 2004, the Global Equity Fund deferred to July 1, 2004 post October currency losses of $441,535, and Ultra Short Bond Fund deferred to July 1, 2004 post October capital losses of $12,501.

SUPPLEMENTAL INFORMATION (UNAUDITED)

FEDERAL TAX INFORMATION For the fiscal year ended June 30, 2004, $4,055 of dividends paid by the 300 Fund and $11,948 of dividends paid by the Balanced Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

For the tax year ended June 30, 2004, 100% of income dividends paid by the 300 Fund and 10% of income dividends paid by the Balanced Fund qualify for the dividends received deduction available to corporations.

THE FUNDS' TRUSTEES AND OFFICERS A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day to day operations of the Trust. The tables below show the Trustees and Trustee Emeritus and officers of Citizens Funds as of June 30, 2004.

The Trustees in the second table (Independent Trustees) are not considered interested persons and have no affiliation with the funds' adviser or distributor. The third table lists fund officers who are not Trustees. All of these officers are considered interested persons.

The term of office for each Trustee is eight years, except that Sophia Collier has an open-ended term. Each Trustee is a Trustee for eleven funds within the Citizens Funds complex, and no Trustee is currently a trustee or director for any other mutual fund or company. Mitchell A. Johnson, Trustee Emeritus, is a trustee/director of three funds at FBR Funds and a director of the Federal Agricultural Mortgage Corporation. Except as noted below, the address for each Trustee and officer in connection with their fund duties is One Harbour Place, Suite 400, Portsmouth, NH 03801.

SUPPLEMENTAL INFORMATION (UNAUDITED)

AFFILIATED TRUSTEE/TRUSTEE EMERITUS

                       POSITION(S) WITH FUNDS AND DATE
NAME AND AGE             OF ELECTION OR APPOINTMENT           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------             --------------------------           -------------------------------------------
Sophia Collier(1)        Trustee since 10/91             Portfolio Manager, Citizens Funds, since 3/95. Majority Owner and Chair
48 years                 President 1991 - 1998 and       of Board of Directors, Citizens Advisers, Inc., since 12/91.
                         since 8/02                      President, Citizens Advisers, Inc., 12/91 - 9/98 and since 7/02.
                         Chair of Board 1/02 - 8/02      President, Northpoint Technology, Ltd., 1/97 -
                                                         6/02, Chair of the Board of Directors, Northpoint Technology, Ltd.,
                                                         since 6/02.

Mitchell A. Johnson(1)   Trustee Emeritus 8/01 - 11/02   President, MAJ Capital Management (personal investments),
62 years                 and since 2/04. Trustee         since 8/94. Senior Vice President, Corporate
                         12/97 - 8/01 and 11/02 - 2/04   Finance, Student Loan Marketing Association, 5/73 - 8/94.

INDEPENDENT TRUSTEES

                       POSITION(S) WITH FUNDS AND DATE
NAME AND AGE             OF ELECTION OR APPOINTMENT           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------             --------------------------           -------------------------------------------
Walter D. Bristol, Jr.   Trustee since 5/01              Executive Vice President for Corporate Operations and Chief Financial
54 years                 Chair of the Board since        Officer, American Heart Association, since 5/96.
                         8/04
                         Vice Chair of the Board
                         8/02 - 8/04

Jeannie H.               Trustee since 5/01              Senior Vice President, Verizon, since 8/04, Vice President, Verizon, 8/02
Diefenderfer                                             - 7/04, Group President, Verizon, 8/01 - 7/02, Senior Vice President,
                                                         Verizon, 5/98-7/01, Executive Director, Verizon, 2/96 - 4/98

Pablo S. Eisenberg       Trustee since 12/99             Senior Fellow, Public Policy Institute, Georgetown University, since 1/99.
72 years                                                 Executive Director, Center for Community Change, 5/75 - 6/98.

Orlando Hernandez        Trustee since 8/01              Vice President of Finance, Texas Instruments, 5/76 - 4/01.
57 years

Martha S. Pope           Trustee since 12/99             Trustee, National Park Foundation, since 8/00. Trustee, Hofstra
59 years                 Chair of the Board 8/02         University, since 6/00. Senior Advisor for the Northern Ireland Peace
                         - 8/04                          Negotiations, 1/95 - 7/98.

OFFICERS WHO ARE NOT TRUSTEES

                       POSITION(S) WITH FUNDS AND DATE
NAME AND AGE             OF ELECTION OR APPOINTMENT               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------             --------------------------               -------------------------------------------
Sean P. Driscoll         Treasurer since 3/99            Senior Vice President, Citizens Advisers, Inc, since 4/03. Vice President,
39 years                                                 Citizens Advisers, Inc., 10/99 - 4/03. Director, Citizens Advisers, Inc.,
                                                         11/98 - 10/99.

Marcia Kovalik           Secretary since 5/03            Vice President, Citizens Advisers, Inc., since 4/03. Counsel, Citizens
41 years                 Asst. Secretary 5/01 -          Advisers, Inc., 2/01 - 4/03. Associate, Boynton, Waldron, Doleac, Woodman &
                         5/03                            Scott, P.A., 9/95 - 2/01.

Alaina Metz(2)           Asst. Secretary since 2/01      Chief Administrative Officer, BISYS Fund Services Ohio, Inc., since 6/95.
37 years

(1) Sophia Collier and each officer listed as an interested person of the funds, is interested by virtue of their position or affiliation with the funds' investment adviser. Mitchell A. Johnson is considered an interested person as a result of a business relationship with a subsidiary of Northpoint Technology, Ltd., of which Sophia Collier is Chair of the Board of Directors.

(2) Address: BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

The funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 800.223.7010.

TRUSTEES                     MANAGER                         LEGAL COUNSEL
Walter D. Bristol, Jr.       Citizens Advisers, Inc.         Bingham McCutchen LLP
Sophia Collier               One Harbour Place, Suite 400    Boston, MA 02110
Jeannie H. Diefenderfer      Portsmouth, NH 03801
Pablo S. Eisenberg           800.223.7010                    INDEPENDENT REGISTERED
Orlando Hernandez            603.436.5152                    PUBLIC ACCOUNTING FIRM
Martha S. Pope                                               PricewaterhouseCoopers LLP
                             CUSTODIAN                       Columbus, OH 43215
TRUSTEE EMERITUS             Fifth Third Bank
Mitchell A. Johnson          Cincinnati, OH 45263

DISTRIBUTOR                  TRANSFER AND
Citizens Securities, Inc.    ACCOUNTING AGENT
One Harbour Place, Suite 400 BISYS Fund Services Ohio, Inc.
Portsmouth, NH 03801         3435 Stelzer Road
800.223.7010                 Columbus, OH 43219
603.436.5152

Citizens Funds are distributed by Citizens Securities, Inc., Portsmouth, NH 03801 and are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments' FundsNetwork(R). Citizens Funds(R) is a trademark of Citizens Advisers, Inc.

This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the investment objectives, risks, charges and expenses of Citizens Funds carefully before investing. For this and other information, please call 800.223.7010 or visit www.citizensfunds.com for a free prospectus and read it carefully before investing.

AT CITIZENS FUNDS, WE WANT OUR INVESTORS TO KNOW HOW MUCH WE VALUE THEIR BUSINESS. THAT'S WHY WE OFFER A COMPREHENSIVE RANGE OF SERVICES THAT INCLUDES EVERYTHING FROM ATTENTIVE TELEPHONE REPRESENTATIVES TO AN INFORMATIVE WEB SITE.

EXCHANGES BETWEEN CITIZENS FUNDS

You can move your money easily from any one of our funds to another.

INDIVIDUAL RETIREMENT PLANS (IRA)

We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

AUTOMATIC INVESTMENT PLAN

Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

UNPARALLELED CUSTOMER SERVICE

Our representatives are well-trained professionals whose goal is to satisfy most requests during the first phone call. They are available from 9 A.M. to 6 P.M.
(ET) Monday - Friday at 800.223.7010.

WWW.CITIZENSFUNDS.COM

Our web site offers daily fund prices, performance, fund and manager profiles, fund prospectuses and applications, shareholder activism updates, online account access and transactions and much more.

INTELLIGENT COMMUNICATIONS

Citizens Funds was a pioneer of the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications.

PROXY VOTING

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800.223.7010, on our website, and on the SEC's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

      (a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. This code of ethics is included as Exhibit 11(a)(1).

      (b) During the period covered by this report, no amendments were made to the provisions of the code of ethics

      (c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Walter D. Bristol, Jr. and Orlando Hernandez, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Messrs. Bristol and Hernandez are both "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees. For the fiscal years ended June 30, 2003 and June 30, 2004, PricewaterhouseCoopers ("PWC") billed audit fees to the registrant in the amount of $132,000 and $142,000 respectively.

      (b)   Audit Related Fees. None.

      (c) Tax Fees. For the fiscal years ended June 30, 2003 and June 30, 2004, PWC billed tax fees to the registrant in the amount of $34,000 and $32,000 respectively.

      (d)   All Other Fees. None.

      (e)(1) The full audit committee preapproves the following:

         - all audit and permitted non-audit services to be provided the Funds, and

         - all permitted non-audit services to be provided by the Funds' independent accountant to the adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services to the Funds, if the services relate directly to the operations and financial reporting of the Funds, except that de minimis non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit, and except that preapproval is not required where the services would not need to be preapproved pursuant to applicable rules and regulations.

      (e) (2) For the fiscal years ended June 30, 2003 and June 30, 2004, 100% of all the fees in paragraph (b) through (d) of this Item were approved by the audit committee.

      (f) Not Applicable.

      (g) Not Applicable.

      (h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant of Form N-CSR is (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
Code of Ethics attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable.

(b) A certification of each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citizens Funds

By: /s/ Sophia Collier
        -----------------------
        Sophia Collier
        President

Date: August 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Sophia Collier
        -----------------------
        Sophia Collier
        President

Date: August 25, 2004

By:  /s/ Sean P. Driscoll
         ----------------------
         Sean P. Driscoll
         Treasurer

Date:  August 25, 2004